UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.15

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 11, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 3015. Prior to December 15, 2014, the Fund was named AllianceBernstein Real Asset Strategy and from December 16, 2014 until January 20, 2015 was named AllianceBernstein All Market Real Return Portfolio.

Investment Objective and Policies

The Fund’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its investments, other than its investments in inflation-indexed securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include Real Estate Investment Trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Fund will invest in both U.S. and non-U.S. dollar-denominated equity

AB ALL MARKET REAL RETURN PORTFOLIO •	1

or fixed-income securities. The Fund may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. dollar-denominated securities, although it may hedge the exposure under certain circumstances. The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through invest-

ments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 8 shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net) and the All Market Real Return Portfolio Benchmark, composed of equal weightings of the MSCI AC World Commodity Producers Index, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index and

2	• AB ALL MARKET REAL RETURN PORTFOLIO

the Dow Jones-UBS Commodity Index, for the six- and 12-month periods ended April 30, 2015.

All share classes of the Fund underperformed the primary benchmark and the All Market Real Return Portfolio benchmark during both periods. The underperformance during the six-month period was driven by the Fund’s strategic allocation to commodity futures, which underperformed the primary benchmark; a strategic allocation to real estate stocks helped during the period, but the underperformance of commodity futures surpassed the gains from the allocation to real estate stocks. During the 12-month period, the Fund’s strategic allocation to real estate stocks outperformed the primary benchmark, and a strategic allocation to commodity futures underperformed the benchmark by a similar magnitude. The Fund’s underperformance relative to the All Market Real Return Portfolio benchmark during both periods was driven by an overweight to commodity stocks, an underweight to real estate stocks, an allocation to far-dated crude futures and consumer price index (“CPI”) swaps.

The Fund utilized derivatives including interest rate swaps, total return swaps and Treasury futures for hedging and investment purposes, and purchased options for hedging purposes, which detracted from returns during both periods, in absolute terms. Currency forwards and inflation swaps were utilized for hedging and investment purposes, which contributed to returns during both periods.

Market Review and Investment Strategy

The six- and 12-month periods ended April 30, 2015 were very volatile for real assets broadly, and particularly for energy-related assets which saw selloff of a magnitude not seen since the 1980’s. The second quarter of 2014 began with unrest in Iraq, which led to higher volatility and geopolitical risk premiums at the front end of the crude futures curve. Far-dated crude, however, remained fairly muted initially. At around $85 per barrel, far-dated crude was added to the Fund on the hypothesis that prices would not fall below those levels due to the Organization of Petroleum Exporting Companies (“OPEC”) budgets and marginal cost economics, and that any risk of disruption in Iraqi supply would be to future production rather than the current supply. During the third quarter however, the entire crude curve collapsed due to higher-than-expected production and lower official prices. Since then, markets have been gripped by uncertainty on OPEC’s intentions and the market-balancing mechanism going forward. The Fund’s overweight positions in energy stocks and energy futures were negatively impacted by these events.

A perfect storm brewed for energy-related assets in the fourth quarter of 2014, as the OPEC cartel made it explicitly clear that they would not balance the market, just as demand from Europe and emerging markets disappointed. Crude prices dropped sharply after the OPEC meeting in the last week of November 2014 and inflation expectations plunged as well,

AB ALL MARKET REAL RETURN PORTFOLIO •	3

leading to a broad-based selloff across the real asset space. Interestingly, not only did near-term inflation expectations three and five years out collapse, but even longer-term expectations, such as 10-year inflation expectations, fell to multi-year lows.

The Fund had positions in far dated-crude futures and 10-year CPI swaps, an overweight to energy equities and an underweight to REITs, all of which were impacted during the turbulent period in the fourth quarter of 2014. The equity overweights in energy were trimmed after OPEC actions made it clear that the selloff in crude markets still had some way to go. Inflation expectations and crude prices have picked up from extreme levels at the end of 2014, and these moves have benefited the Fund. The Fund has retained exposure to long-horizon inflation expectations, and has added overweights to the Norwegian krone and a small position in the Russian ruble, since they are positive carry assets that the All Market Real Return Portfolio Team (the “Team”) believes should do well as crude prices rally. The Team has refrained from increasing the Fund’s overweight to energy assets, as it awaits signs of a sustained improvement in fundamentals to support the recent rally.

4	• AB ALL MARKET REAL RETURN PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index (net), the FTSE® EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB ALL MARKET REAL RETURN PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com. For Class 1 shares, Click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB ALL MARKET REAL RETURN PORTFOLIO •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 3015 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Real Return Portfolio
Class 1*	-7.19%	-14.84%

Class 2*	-7.08%	-14.60%

Class A	-7.20%	-14.96%

Class C	-7.52%	-15.56%

Advisor Class†	-7.05%	-14.64%

Class R†	-7.31%	-15.14%

Class K†	-7.23%	-14.92%

Class I†	-7.12%	-14.65%

Class Z†	-7.09%	-14.62%

Primary Benchmark: MSCI AC World Commodity Producers Index (net)	-5.44%	-14.43%

All Market Real Return Portfolio Benchmark	-4.20%	-10.14%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB ALL MARKET REAL RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 3015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-14.84%	-14.84%
5 Years	0.56%	0.56%
Since Inception†	1.05%	1.05%

Class 2 Shares*
1 Year	-14.60%	-14.60%
5 Years	0.79%	0.79%
Since Inception†	1.29%	1.29%

Class A Shares
1 Year	-14.96%	-18.57%
5 Years	0.52%	-0.36%
Since Inception†	1.00%	0.16%

Class C Shares
1 Year	-15.56%	-16.39%
5 Years	-0.21%	-0.21%
Since Inception†	0.28%	0.28%

Advisor Class Shares‡
1 Year	-14.64%	-14.64%
5 Years	0.81%	0.81%
Since Inception†	1.29%	1.29%

Class R Shares‡
1 Year	-15.14%	-15.14%
5 Years	0.28%	0.28%
Since Inception†	0.78%	0.78%

Class K Shares‡
1 Year	-14.92%	-14.92%
5 Years	0.55%	0.55%
Since Inception†	1.04%	1.04%

Class I Shares‡
1 Year	-14.65%	-14.65%
5 Years	0.79%	0.79%
Since Inception†	1.29%	1.29%

Class Z Shares‡
1 Year	-14.62%	-14.62%
Since Inception†	-5.60%	-5.60%

See Disclosures, Risks and Historical Performance on pages 5-7.

(Historical Performance and footnotes continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14%, 0.89%, 1.30%, 2.02%, 1.02%, 1.55%, 1.24%, 0.91% and 0.88% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (exclusive of interest expense) to 1.25%, 1.00%, 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00% and 1.00% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class 1, Class 2, Class K, Class I and Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Disclosures, Risks and Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• AB ALL MARKET REAL RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-17.05%
5 Years	-0.18%
Since Inception†	-0.06%

Class 2 Shares*
1 Year	-16.86%
5 Years	0.07%
Since Inception†	0.19%

Class A Shares
1 Year	-20.70%
5 Years	-1.10%
Since Inception†	-0.96%

Class C Shares
1 Year	-18.62%
5 Years	-0.93%
Since Inception†	-0.82%

Advisor Class Shares‡
1 Year	-16.92%
5 Years	0.06%
Since Inception†	0.18%

Class R Shares‡
1 Year	-17.34%
5 Years	-0.45%
Since Inception†	-0.33%

Class K Shares‡
1 Year	-17.12%
5 Years	-0.18%
Since Inception†	-0.06%

Class I Shares‡
1 Year	-16.85%
5 Years	0.08%
Since Inception†	0.20%

Class Z Shares‡
1 Year	-16.91%
Since Inception†	-10.50%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Disclosures, Risks and Historical Performance on pages 5-7.

AB ALL MARKET REAL RETURN PORTFOLIO •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$928.00	$6.21	1.30%
Hypothetical**	$1,000	$1,018.35	$6.51	1.30%
Class C
Actual	$1,000	$924.80	$9.54	2.00%
Hypothetical**	$1,000	$1,014.88	$9.99	2.00%
Advisor Class
Actual	$1,000	$929.50	$4.78	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class R
Actual	$1,000	$926.90	$7.17	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Class K
Actual	$1,000	$927.70	$5.97	1.25%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%

12	• AB ALL MARKET REAL RETURN PORTFOLIO

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$928.80	$4.64	0.97%
Hypothetical**	$1,000	$1,019.98	$4.86	0.97%
Class 1
Actual	$1,000	$928.10	$5.50	1.15%
Hypothetical**	$1,000	$1,019.09	$5.76	1.15%
Class 2
Actual	$1,000	$929.20	$4.31	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class Z
Actual	$1,000	$929.10	$4.35	0.91%
Hypothetical**	$1,000	$1,020.28	$4.56	0.91%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB ALL MARKET REAL RETURN PORTFOLIO •	13

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $615.0

PORTFOLIO BREAKDOWN*
Commodity Related Stocks	43.7%
Commodity Related Derivatives	43.6%
Real Estate Stocks	17.6%
Other	(4.9)%

*	All data are as of April 30, 2015. The portfolio breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Advisor’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14	• AB ALL MARKET REAL RETURN PORTFOLIO

Portfolio Summary

TEN LARGEST EQUITY HOLDINGS*

April 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$26,757,499	4.4%
Royal Dutch Shell PLC	20,486,306	3.3
Chevron Corp.	14,647,592	2.4
Total SA	13,201,162	2.1
BP PLC	9,502,907	1.5
Occidental Petroleum Corp.	6,853,917	1.1
BG Group PLC	6,602,567	1.1
ConocoPhillips	6,505,513	1.1
EOG Resources, Inc.	5,555,350	0.9
Anadarko Petroleum Corp.	4,942,885	0.8
	$115,055,698	18.7%

*	Long-term investments.

AB ALL MARKET REAL RETURN PORTFOLIO •	15

Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 60.8%
Energy – 27.8%
Coal & Consumable Fuels – 0.2%
Cameco Corp.	16,995	$298,909
China Shenhua Energy Co., Ltd. – Class H	134,800	349,214
CONSOL Energy, Inc.	9,714	315,511

		963,634

Integrated Oil & Gas – 16.5%
BG Group PLC	364,510	6,602,567
BP PLC	1,317,580	9,502,907
Chevron Corp.	131,889	14,647,592
China Petroleum & Chemical Corp. – Class H	1,464,000	1,389,286
Exxon Mobil Corp.	306,255	26,757,499
Galp Energia SGPS SA	72,670	992,648
Gazprom OAO (Sponsored ADR)	44,820	263,542
Hess Corp.	10,929	840,440
Lukoil OAO (London) (Sponsored ADR)	45,100	2,311,375
Petroleo Brasileiro SA (ADR)(a)	184,260	1,750,470
Petroleo Brasileiro SA (Sponsored ADR)(a)	330,560	2,869,261
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	248,686	7,885,134
Royal Dutch Shell PLC – Class A	169,430	5,342,168
Royal Dutch Shell PLC – Class B	226,732	7,259,004
TOTAL SA	243,789	13,201,162

		101,615,055

Oil & Gas Equipment & Services – 0.3%
Aker Solutions ASA(b)	125,940	766,699
Deep Sea Supply PLC	547,947	294,917
Helix Energy Solutions Group, Inc.(a)	25,260	416,285
Petroleum Geo-Services ASA	105,750	702,154

		2,180,055

Oil & Gas Exploration & Production – 8.6%
Anadarko Petroleum Corp.	52,528	4,942,885
Apache Corp.	14,949	1,022,512
Cabot Oil & Gas Corp.	17,469	590,801
California Resources Corp.	12,956	120,491
Canadian Natural Resources Ltd.	130,609	4,339,921
Cimarex Energy Co.	3,575	444,730
CNOOC Ltd.	2,069,200	3,517,683
Concho Resources, Inc.(a)	5,006	634,060
ConocoPhillips	95,782	6,505,514
Det Norske Oljeselskap ASA(a)	180,867	1,325,276
Devon Energy Corp.	16,262	1,109,231
EOG Resources, Inc.	56,143	5,555,350
EQT Corp.	6,484	583,171
Hess Corp.	34,230	2,632,287
Inpex Corp.	108,400	1,360,455
Marathon Oil Corp.	27,554	856,929
Murphy Oil Corp.	33,930	1,615,407
Noble Energy, Inc.	16,307	827,091

16	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Occidental Petroleum Corp.	85,567	$6,853,917
Pioneer Natural Resources Co.	6,298	1,088,168
SM Energy Co.	23,780	1,378,527
Whiting Petroleum Corp.(a)	8,860	335,883
Williams Cos., Inc. (The)	82,198	4,207,716
Woodside Petroleum Ltd.	30,797	849,295

		52,697,300

Oil & Gas Refining & Marketing – 0.4%
JX Holdings, Inc.	229,300	998,528
Marathon Petroleum Corp.	6,410	631,834
Valero Energy Corp.	11,190	636,711

		2,267,073

Oil & Gas Storage & Transportation – 1.8%
Enbridge, Inc.	77,060	4,027,686
Kinder Morgan, Inc.	83,624	3,591,651
TransCanada Corp.	73,895	3,429,855

		11,049,192

		170,772,309

Materials – 7.5%
Aluminum – 0.1%
Alcoa, Inc.	6,909	92,719
Norsk Hydro ASA	132,358	626,821

		719,540

Commodity Chemicals – 0.5%
Denki Kagaku Kogyo KK	189,000	771,723
LyondellBasell Industries NV – Class A	12,840	1,329,197
Westlake Chemical Corp.	14,540	1,133,829

		3,234,749

Diversified Chemicals – 0.4%
Arkema SA	16,582	1,334,407
Eastman Chemical Co.	11,770	897,109

		2,231,516

Diversified Metals & Mining – 2.9%
Anglo American PLC	8,284	140,352
Aurubis AG	15,920	1,005,969
BHP Billiton Ltd.	133,723	3,414,800
BHP Billiton PLC	12,568	302,090
Boliden AB	43,780	951,150
First Quantum Minerals Ltd.	42,600	652,506
Freeport-McMoRan, Inc.	6,367	148,160
Glencore PLC(a)	682,984	3,244,561
Korea Zinc Co., Ltd.	2,630	1,171,281
MMC Norilsk Nickel OJSC (ADR)	106,350	1,997,253
Rio Tinto PLC	108,763	4,867,259

		17,895,381

Fertilizers & Agricultural Chemicals – 0.9%
Agrium, Inc. (Toronto)	4,844	501,865
Monsanto Co.	27,644	3,150,311

AB ALL MARKET REAL RETURN PORTFOLIO •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Potash Corp. of Saskatchewan, Inc.	27,699	$904,551
Syngenta AG	3,143	1,051,740

		5,608,467

Gold – 1.0%
Agnico Eagle Mines Ltd.	45,617	1,380,798
Barrick Gold Corp.	33,424	434,387
Franco-Nevada Corp.	4,680	242,980
Goldcorp, Inc.	106,521	2,005,049
Koza Altin Isletmeleri AS	58,010	606,000
Newcrest Mining Ltd.(a)	21,768	244,008
Newmont Mining Corp.	14,920	395,231
Randgold Resources Ltd.	9,462	720,064
Real Gold Mining Ltd.(a)(c)(d)	124,500	2

		6,028,519

Paper Packaging – 0.1%
Smurfit Kappa Group PLC	31,450	967,240

Paper Products – 0.4%
International Paper Co.	13,573	729,142
Mondi PLC	31,740	642,676
Sappi Ltd.(a)	133,646	548,234
Stora Enso Oyj – Class R	18,416	193,797
UPM-Kymmene Oyj	17,805	322,173

		2,436,022

Precious Metals & Minerals – 0.2%
Impala Platinum Holdings Ltd.(a)	15,563	86,616
Industrias Penoles SAB de CV	4,144	70,228
Silver Wheaton Corp.	41,999	828,492

		985,336

Specialty Chemicals – 0.1%
Johnson Matthey PLC	13,420	686,148

Steel – 0.9%
ArcelorMittal (Euronext Amsterdam)	5,996	63,806
BlueScope Steel Ltd.	165,935	456,574
China Steel Corp. (Sponsored GDR)(b)	3,467	58,592
JFE Holdings, Inc.	2,872	64,835
Nippon Steel & Sumitomo Metal Corp.	45,495	118,342
Nucor Corp.	1,923	93,958
POSCO	379	89,279
Tata Steel Ltd. (GDR)(b)	73,770	422,702
Tata Steel Ltd. (London) (GDR)(b)	55,520	318,088
Ternium SA (Sponsored ADR)	18,377	389,592
ThyssenKrupp AG	2,745	72,933
Vale SA	7,253	54,525
Vale SA (Preference Shares)	11,333	68,270
Vale SA (Sponsored ADR) (Local Preference Shares)	419,040	2,535,192
voestalpine AG	16,120	674,912

		5,481,600

		46,274,518

18	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity: Other – 7.1%
Diversified/Specialty – 6.3%
Alexandria Real Estate Equities, Inc.	1,142	$105,498
Ayala Land, Inc.	635,160	549,502
Azrieli Group	2,784	120,106
Beni Stabili SpA SIIQ	70,815	58,392
Boral Ltd.	64,580	321,699
British Land Co. PLC (The)	141,906	1,807,360
Bumi Serpong Damai TBK PT	522,600	74,881
Buzzi Unicem SpA	23,100	371,797
CA Immobilien Anlagen AG(a)	33,161	601,802
Canadian Real Estate Investment Trust	1,103	41,697
Capital Property Fund	108,448	124,709
CapitaLand Ltd.	185,100	515,103
CBRE Group, Inc. – Class A(a)	16,780	643,345
Central Pattana PCL	97,451	124,160
Ciputra Development TBK PT	739,500	77,966
City Developments Ltd.	41,300	332,298
CK Hutchison Holdings Ltd.	28,500	617,493
ClubCorp Holdings, Inc.	28,950	633,716
Cofinimmo SA	4,465	492,797
Country Garden Holdings Co., Ltd.	384,000	206,822
Dalian Wanda Commercial Properties Co., Ltd. – Class H(a)(b)	19,000	155,795
Digital Realty Trust, Inc.	2,164	137,219
Duke Realty Corp.	26,453	524,034
East Japan Railway Co.	3,700	327,032
Eastern & Oriental Bhd	55,850	30,536
Emira Property Fund	151,890	231,737
Evergrande Real Estate Group Ltd.	402,250	381,398
Fastighets AB Balder – Class B(a)	7,050	125,668
Fibra Uno Administracion SA de CV	174,347	434,788
Folkestone Education Trust	90,810	158,098
Fonciere Des Regions	2,569	243,203
Fukuoka REIT Corp.	72	131,169
Gecina SA	2,505	343,543
Globe Trade Centre SA(a)	18,582	31,952
Goldin Properties Holdings Ltd.(a)	90,000	218,326
GPT Group (The)	282,003	993,860
Gramercy Property Trust, Inc.	21,556	589,341
Great Portland Estates PLC	24,910	304,078
Grivalia Properties REIC	2,962	23,541
Growthpoint Properties Ltd.	152,117	356,802
H&R Real Estate Investment Trust	4,325	82,987
Hang Lung Properties Ltd.	155,000	522,989
Hemfosa Fastigheter AB(a)	21,030	485,898
Henderson Land Development Co., Ltd.	64,961	522,472
Hufvudstaden AB – Class A	8,473	117,128
Hulic Co., Ltd.	22,550	241,368
IMMOFINANZ AG(a)	206,618	621,559
Kennedy Wilson Europe Real Estate PLC	35,223	604,472

AB ALL MARKET REAL RETURN PORTFOLIO •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kiwi Property Group Ltd.	77,540	$76,520
KLCCP Stapled Group	31,600	62,641
Kungsleden AB	13,910	101,249
Land & Houses PCL	234,900	67,640
Land Securities Group PLC	57,493	1,100,216
Lend Lease Group	47,310	597,775
Lippo Karawaci TBK PT	1,342,600	122,493
Longfor Properties Co., Ltd.	92,700	159,464
Mah Sing Group Bhd	86,600	51,192
Mapletree Greater China Commercial Trust(b)	124,100	99,336
Merlin Properties Socimi SA(a)	63,140	863,168
Mitsubishi Estate Co., Ltd.	126,600	2,979,818
Mitsui Fudosan Co., Ltd.	91,400	2,709,489
New World China Land Ltd.	182,000	122,733
Nomura Real Estate Holdings, Inc.	9,700	197,172
Orix JREIT, Inc.	193	285,284
Pakuwon Jati TBK PT	1,616,500	54,426
Pruksa Real Estate PCL	46,400	38,708
Quality Houses PCL	306,483	28,821
Redefine Properties Ltd.	261,178	264,578
Regal Entertainment Group – Class A	27,240	599,280
Resilient Property Income Fund Ltd.	15,746	131,753
Royal Mail PLC	46,800	334,364
SA Corporate Real Estate Fund Nominees Pty Ltd.	272,900	114,241
SM Prime Holdings, Inc.	540,100	225,848
SP Setia Bhd Group	58,500	56,012
Spirit Realty Capital, Inc.	16,120	181,995
Sponda Oyj	18,381	80,386
Sumitomo Realty & Development Co., Ltd.	54,700	2,111,192
Summarecon Agung TBK PT	727,800	99,434
Sun Hung Kai Properties Ltd.	193,923	3,223,267
Sunac China Holdings Ltd.	107,600	142,042
Suntec Real Estate Investment Trust	183,000	244,300
Supalai PCL	43,400	26,331
Swiss Prime Site AG(a)	4,206	368,771
Taiheiyo Cement Corp.	44,000	138,655
United Urban Investment Corp.	177	280,947
UOL Group Ltd.	73,200	440,151
Vornado Realty Trust	5,148	532,766
Wallenstam AB – Class B	7,644	128,878
West China Cement Ltd.	5,692,000	965,352
West Fraser Timber Co., Ltd.	2,379	122,411
Wharf Holdings Ltd. (The)	183,000	1,322,064
WP Carey, Inc.	1,346	85,444
Yuexiu Property Co., Ltd.	412,000	100,743

		38,801,486

Health Care – 0.7%
Chartwell Retirement Residences	31,610	317,279
HCP, Inc.	32,867	1,324,212

20	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care REIT, Inc.	7,684	$553,402
LTC Properties, Inc.	14,820	644,077
Omega Healthcare Investors, Inc.	2,613	94,303
Senior Housing Properties Trust	3,737	76,496
Ventas, Inc.	13,278	914,854

		3,924,623

Triple Net – 0.1%
National Retail Properties, Inc.	9,139	350,937
Realty Income Corp.	8,309	390,274

		741,211

		43,467,320

Utilities – 4.8%
Electric Utilities – 1.9%
CLP Holdings Ltd.	92,000	805,342
Electricite de France SA	92,116	2,343,879
Endesa SA	79,943	1,583,934
Enel SpA	437,995	2,076,070
Fortum Oyj	46,436	916,990
Iberdrola SA	279,718	1,872,233
Korea Electric Power Corp.	22,564	981,171
SSE PLC	44,467	1,053,588

		11,633,207

Gas Utilities – 0.6%
Gas Natural SDG SA	54,006	1,327,904
Hong Kong & China Gas Co., Ltd.	392,000	933,746
Petronas Gas Bhd	97,400	621,347
Snam SpA	161,695	842,292

		3,725,289

Independent Power Producers & Energy Traders – 0.4%
Aboitiz Power Corp.	174,800	168,289
AES Corp.	21,807	288,943
Calpine Corp.(a)	11,857	258,601
China Resources Power Holdings Co., Ltd.	136,000	412,014
EDP Renovaveis SA	29,286	204,718
Electric Power Development Co., Ltd.	4,200	140,991
Enel Green Power SpA	193,956	376,631
NRG Energy, Inc.	13,272	334,985
Tractebel Energia SA	25,800	305,700

		2,490,872

Multi-Utilities – 1.8%
Centrica PLC	248,369	969,753
Dominion Resources, Inc.	19,682	1,410,806
E.ON SE	96,420	1,501,067
GDF Suez	113,442	2,308,135
National Grid PLC	145,218	1,953,667
PG&E Corp.	14,874	787,132
RWE AG	35,125	872,836

AB ALL MARKET REAL RETURN PORTFOLIO •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sempra Energy	7,976	$846,812
United Utilities Group PLC	28,532	424,448

		11,074,656

Water Utilities – 0.1%
American Water Works Co., Inc.	6,432	350,673
Cia de Saneamento Basico do Estado de Sao Paulo	48,800	288,302
Severn Trent PLC	9,951	324,043

		963,018

		29,887,042

Retail – 3.9%
Regional Mall – 1.3%
BR Malls Participacoes SA	61,540	334,973
CapitaMall Trust	188,200	310,744
General Growth Properties, Inc.	29,580	810,492
Macerich Co. (The)	7,176	586,709
Multiplan Empreendimentos Imobiliarios SA	13,580	238,882
Pennsylvania Real Estate Investment Trust	30,470	688,927
Simon Property Group, Inc.	16,220	2,943,768
Taubman Centers, Inc.	1,770	127,458
Westfield Corp.	181,345	1,348,259
WP GLIMCHER, Inc.	47,711	715,665

		8,105,877

Shopping Center/Other Retail – 2.6%
Aeon Mall Co., Ltd.	5,400	100,731
American Realty Capital Properties, Inc.	36,822	332,502
Calloway Real Estate Investment Trust	1,652	41,830
Capital & Counties Properties PLC	52,483	317,283
Citycon Oyj(a)	19,949	64,503
DDR Corp.	34,120	581,746
Federal Realty Investment Trust	1,083	144,765
Fibra Shop Portafolios Inmobiliarios SAPI de CV	297,364	340,935
Hammerson PLC	89,772	919,764
Hyprop Investments Ltd.	38,101	392,340
IGB Real Estate Investment Trust	112,400	43,220
Iguatemi Empresa de Shopping Centers SA	3,900	34,949
Intu Properties PLC	66,619	349,485
Japan Retail Fund Investment Corp.	349	742,973
JB Hi-Fi Ltd.	23,160	357,753
Kimco Realty Corp.	6,570	158,337
Klepierre	27,074	1,313,242
Link REIT (The)	211,423	1,311,452
Mercialys SA	19,620	487,531
Pier 1 Imports, Inc.	12,910	163,311
Ramco-Gershenson Properties Trust	36,033	629,857
Regency Centers Corp.	5,414	339,891
Retail Opportunity Investments Corp.	37,670	632,103
RioCan Real Estate Investment Trust	11,547	285,779

22	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Scentre Group	666,345	$1,962,833
Unibail-Rodamco SE	9,726	2,685,450
Vastned Retail NV	9,805	478,793
Weingarten Realty Investors	12,800	419,328

		15,632,686

		23,738,563

Residential – 3.3%
Multi-Family – 2.9%
Advance Residence Investment Corp.	91	214,694
Apartment Investment & Management Co. – Class A	2,462	92,891
AvalonBay Communities, Inc.	5,871	964,840
Barratt Developments PLC	40,350	320,110
Boardwalk Real Estate Investment Trust	635	31,979
BUWOG AG(a)	3,716	75,133
Camden Property Trust	1,356	101,809
Canadian Apartment Properties REIT	1,764	42,649
China Overseas Land & Investment Ltd.	258,140	1,073,594
China Resources Land Ltd.	471,908	1,715,211
China Vanke Co., Ltd. – Class H(a)	471,874	1,243,543
CIFI Holdings Group Co., Ltd.	1,242,000	386,314
Corp. GEO SAB de CV Series B(a)(c)(d)	23,600	157
Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,200	70,856
Desarrolladora Homex SAB de CV(a)(c)(d)	14,600	464
Deutsche Annington Immobilien SE	35,586	1,194,448
Deutsche Wohnen AG	21,745	570,364
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	385,585	445,391
Equity Residential	14,418	1,064,914
Essex Property Trust, Inc.	5,105	1,133,055
Ichigo Real Estate Investment Corp.	290	217,435
Irish Residential Properties REIT PLC	252,833	303,482
Japan Rental Housing Investments, Inc.	215	151,853
Kaisa Group Holdings Ltd.(c)(d)	805,000	162,027
Kenedix Residential Investment Corp.	56	162,906
KWG Property Holding Ltd.	900,500	913,330
LEG Immobilien AG(a)	10,925	847,641
Mid-America Apartment Communities, Inc.	12,560	937,102
Mirvac Group	265,372	420,412
MRV Engenharia e Participacoes SA	19,050	52,162
Shimao Property Holdings Ltd.	84,000	197,331
Sino-Ocean Land Holdings Ltd.	232,080	193,662
Stockland	357,946	1,251,024
Sun Communities, Inc.	8,456	524,779
UDR, Inc.	3,999	131,047
UNITE Group PLC (The)	33,320	306,366
Urbi Desarrollos Urbanos SAB de CV(a)(c)(d)	120,400	– 0	–
Wing Tai Holdings Ltd.	335,000	495,711

		18,010,686

AB ALL MARKET REAL RETURN PORTFOLIO •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Self Storage – 0.3%
Extra Space Storage, Inc.	15,000	$988,950
National Storage Affiliates Trust(a)	28,701	368,234
Public Storage	2,281	428,622
Safestore Holdings PLC	76,550	327,543

		2,113,349

Single Family – 0.1%
Fortune Brands Home & Security, Inc.	6,810	303,726

		20,427,761

Transportation – 2.5%
Airport Services – 0.9%
Aeroports de Paris	13,425	1,654,920
Airports of Thailand PCL	119,100	1,044,243
Auckland International Airport Ltd.	146,099	512,691
Flughafen Zuerich AG	615	478,954
Fraport AG Frankfurt Airport Services Worldwide	13,144	831,346
Kobenhavns Lufthavne	940	547,652
SIA Engineering Co., Ltd.	187,000	591,266

		5,661,072

Highways & Railtracks – 1.3%
Abertis Infraestructuras SA	140,363	2,586,470
Atlantia SpA	119,868	3,371,283
CCR SA	329,400	1,814,846

		7,772,599

Marine Ports & Services – 0.3%
COSCO Pacific Ltd.	298,000	469,616
International Container Terminal Services, Inc.	197,680	487,589
Kamigumi Co., Ltd.	25,000	250,304
Mitsubishi Logistics Corp.	17,000	262,968
Westports Holdings Bhd	255,800	323,206
Westshore Terminals Investment Corp.	8,302	219,575

		2,013,258

		15,446,929

Office – 1.6%
Office – 1.6%
Allied Properties Real Estate Investment Trust	13,263	439,718
alstria office REIT-AG(a)	16,673	236,248
Ascendas India Trust	49,200	33,278
Befimmo SA	1,246	85,993
Boston Properties, Inc.	4,425	585,472
Castellum AB	12,532	195,403
Cominar Real Estate Investment Trust	2,598	41,172
Cousins Properties, Inc.	11,290	109,965
Derwent London PLC	7,063	371,765
Dream Office Real Estate Investment Trust	17,124	392,865
Entra ASA(b)	30,954	317,568
Fabege AB	43,451	662,359
Highwoods Properties, Inc.	10,340	445,034

24	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hongkong Land Holdings Ltd.	172,000	$1,393,200
Hudson Pacific Properties, Inc.	11,020	332,363
Inmobiliaria Colonial SA(a)	128,090	87,883
Investa Office Fund	72,500	212,363
Japan Real Estate Investment Corp.	181	854,688
Kenedix Office Investment Corp. – Class A	96	519,443
Kilroy Realty Corp.	2,970	210,841
Liberty Property Trust	9,341	325,440
Nippon Building Fund, Inc.	97	482,660
Norwegian Property ASA(a)	17,868	24,086
NTT Urban Development Corp.	17,500	182,195
Parkway Properties Inc/Md	3,155	51,332
PSP Swiss Property AG(a)	3,045	284,015
SL Green Realty Corp.	1,517	185,620
Tokyo Tatemono Co., Ltd.	31,000	224,770
Workspace Group PLC	28,480	367,726

		9,655,465

Industrials – 0.9%
Industrial Warehouse Distribution – 0.7%
Ascendas Real Estate Investment Trust	140,400	261,646
DCT Industrial Trust, Inc.	7,880	260,355
Global Logistic Properties Ltd.	229,000	474,955
GLP J-Reit	158	162,452
Granite Real Estate Investment Trust	16,156	559,159
Hansteen Holdings PLC	121,900	220,423
Japan Logistics Fund, Inc.	69	146,322
Mapletree Industrial Trust	303,800	369,287
Mapletree Logistics Trust	353,709	328,795
Mexico Real Estate Management SA de CV(a)	271,346	410,680
Nippon Prologis REIT, Inc.	172	372,681
PLA Administradora Industrial S de RL de CV(a)	106,140	209,278
Prologis, Inc.	7,963	320,113
Segro PLC	53,692	352,727
Warehouses De Pauw SCA	856	68,031
WHA Corp. PCL	22,300	28,296

		4,545,200

Mixed Office Industrial – 0.2%
BR Properties SA	13,740	47,929
Goodman Group	224,787	1,103,006
Green REIT PLC	49,691	87,878

		1,238,813

		5,784,013

Lodging – 0.6%
Lodging – 0.6%
Ashford Hospitality Prime, Inc.	31,190	488,435
Ashford Hospitality Trust, Inc.	65,286	591,491
Ashford, Inc.(a)	659	65,735
Hospitality Properties Trust	2,376	71,470

AB ALL MARKET REAL RETURN PORTFOLIO •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Host Hotels & Resorts, Inc.	17,224	$346,892
Japan Hotel REIT Investment Corp.	386	284,443
Pebblebrook Hotel Trust	3,340	143,420
RLJ Lodging Trust	28,780	853,903
Wyndham Worldwide Corp.	9,810	837,774

		3,683,563

Food Beverage & Tobacco – 0.6%
Agricultural Products – 0.5%
Archer-Daniels-Midland Co.	33,639	1,644,274
Bunge Ltd.	12,213	1,054,837
Wilmar International Ltd.	64,300	157,929

		2,857,040

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	15,110	596,845

		3,453,885

Financial: Other – 0.1%
Financial: Other – 0.1%
HFF, Inc. – Class A	16,890	661,919

Mortgage – 0.1%
Mortgage – 0.1%
Concentradora Hipotecaria SAPI de CV	172,000	295,748
First American Financial Corp.	8,370	291,192

		586,940

Real Estate – 0.0%
Developers – 0.0%
Daelim Industrial Co., Ltd.	632	48,672

Real Estate Development – 0.0%
IOI Properties Group Bhd	139,000	83,303

		131,975

Total Common Stocks (cost $376,832,925)		373,972,202

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 22.4%
United States – 22.4%
U.S. Treasury Inflation Index
0.125%, 4/15/16 (TIPS)(e)	$132,429	134,053,792
0.625%, 7/15/21 (TIPS)	3,657	3,843,540

Total Inflation-Linked Securities (cost $137,638,054)		137,897,332

26	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.5%
Materials – 0.2%
Fertilizers & Agricultural Chemicals – 0.2%
UPL Ltd., Deutsche Bank, expiring 1/30/17(a)	174,840	$1,353,862

Equity: Other – 0.2%
Diversified/Specialty – 0.2%
Eastern & Oriental Bhd, Eastern & Oriental Bhd, expiring 7/21/19(a)	12,100	1,257
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	351,620	788,888

		790,145

Energy – 0.1%
Coal & Consumable Fuels – 0.0%
Coal India Ltd., Merrill Lynch Intl & Co., expiring 11/02/15(a)	13,520	77,242

Oil & Gas Storage & Transportation – 0.1%
Petronet LNG Ltd., Deutsch Bank AG, expiring 8/14/18(a)	187,375	513,132

		590,374

Financial: Other – 0.0%
Financial: Other – 0.0%
DLF Ltd., Merrill Lynch Intl & Co., expiring 5/23/18(a)	35,520	76,952

Total Warrants (cost $2,351,057)		2,811,333

INVESTMENT COMPANIES – 0.3%
Funds and Investment Trust – 0.3%
iShares US Real Estate ETF (cost $1,764,949)	27,630	2,086,065

RIGHTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Cofinimmo SA, expiring 5/06/15(a)	4,465	2,657
Merlin Properties Socimi SA, expiring 5/02/15(a)	53,580	81,821

Total Rights (cost $0)		84,478

SHORT-TERM INVESTMENTS – 14.5%
Investment Companies – 14.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(f)(g) (cost $88,921,590)	88,921,590	88,921,590

Total Investments – 98.5% (cost $607,508,575)		605,773,000
Other assets less liabilities – 1.5%		9,242,316

Net Assets – 100.0%		$615,015,316

AB ALL MARKET REAL RETURN PORTFOLIO •	27

Consolidated Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canola (WCE) Futures	94	November 2015	$698,611	$683,282	$(15,329)
Coffee C Futures	32	July 2015	1,680,101	1,649,400	(30,701)
Gasoline RBOB Futures	25	May 2015	2,018,416	2,147,355	128,939
Gold 100 OZ Futures	87	June 2015	10,381,924	10,286,880	(95,044)
Live Cattle Futures	17	June 2015	985,394	1,017,960	32,566
LME Lead Futures	24	July 2015	1,170,065	1,269,000	98,935
LME Nickel Futures	16	July 2015	1,214,517	1,339,104	124,587
LME Zinc Futures	5	July 2015	275,265	293,813	18,548
Palladium Futures	8	June 2015	654,770	621,200	(33,570)
Platinum Futures	35	July 2015	1,987,518	1,995,700	8,182
Soybean Meal Futures	71	July 2015	2,282,957	2,244,310	(38,647)
Soybean Oil Futures	27	July 2015	495,711	512,730	17,019
WTI Crude Futures	191	November 2017	15,443,783	12,560,160	(2,883,623)
WTI Crude Futures	355	November 2018	28,647,847	23,596,850	(5,050,997)
WTI Crude Futures	178	November 2019	12,406,386	11,915,320	(491,066)

Sold Contracts
Coff Robusta Futures	92	July 2015	1,668,691	1,648,640	20,051
Copper Futures	28	July 2015	1,892,602	2,020,550	(127,948)
Corn Futures	21	July 2015	399,477	384,563	14,914
Cotton No. 2 Futures	16	July 2015	523,977	543,040	(19,063)
Lean Hogs Futures	27	June 2015	811,575	879,390	(67,815)
LME PRI Aluminium Futures	15	July 2015	664,380	723,375	(58,995)
S&P 500 E Mini Index Futures	233	June 2015	23,700,420	24,219,185	(518,765)
Soybean Futures	46	July 2015	2,297,961	2,244,800	53,161
WTI Crude Futures	36	May 2015	2,066,193	2,146,680	(80,487)

					$(8,995,148)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	15,947	USD	12,782	6/18/15	$(427,204)
Bank of America, NA	USD	2,265	RUB	128,325	6/18/15	186,308
Barclays Bank PLC	USD	25,373	NOK	197,457	6/18/15	817,865
BNP Paribas SA	EUR	1,461	USD	1,597	6/18/15	(44,370)
BNP Paribas SA	INR	55,489	USD	868	6/18/15	3,218
BNP Paribas SA	USD	1,553	CNY	9,693	6/18/15	24,984
Citibank	JPY	34,832	USD	293	6/18/15	1,190
Deutsche Bank AG	NOK	19,943	USD	2,479	6/18/15	(166,741)
Goldman Sachs Bank USA	BRL	7,804	USD	2,640	6/18/15	88,725
Goldman Sachs Bank USA	KRW	776,074	USD	689	6/18/15	(30,243)
Goldman Sachs Bank USA	USD	14,085	CAD	17,150	6/18/15	120,762
Goldman Sachs Bank USA	USD	5,685	RUB	298,758	6/18/15	22,752
HSBC Bank USA	CAD	10,739	USD	8,497	6/18/15	(398,415)
Morgan Stanley & Co., Inc.	EUR	15,518	USD	16,464	6/18/15	(969,995)
Morgan Stanley & Co., Inc.	EUR	865	USD	980	6/18/15	8,655
Northern Trust Co.	USD	2,934	ZAR	36,491	6/18/15	111,436
Royal Bank of Scotland PLC	AUD	5,344	USD	4,080	6/18/15	(138,548)
Royal Bank of Scotland PLC	GBP	2,095	USD	3,159	6/18/15	(55,904)
Royal Bank of Scotland PLC	JPY	2,025,905	USD	16,734	6/18/15	(241,245)

28	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	1,722	CHF	1,709	6/18/15	$112,611
Royal Bank of Scotland PLC	USD	742	IDR	10,096,953	6/18/15	27,368
Royal Bank of Scotland PLC	USD	697	MYR	2,611	6/18/15	31,984
Royal Bank of Scotland PLC	USD	1,566	SGD	2,180	6/18/15	79,950
Standard Chartered Bank	USD	2,635	HKD	20,447	6/18/15	3,414
State Street Bank & Trust Co.	EUR	2,248	USD	2,453	6/18/15	(72,871)
UBS AG	BRL	16,177	USD	5,464	6/02/15	147,731
UBS AG	EUR	25,415	USD	27,375	6/18/15	(1,178,690)
UBS AG	GBP	11,325	USD	16,582	6/18/15	(796,547)

						$(2,731,820)

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$3,830	3/30/22	2.263%	3 Month LIBOR	$(110,326)

INFLATION (CPI) SWAPS (see Note D)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$84,090	3/26/19	1.790%	CPI#	$172,827
Citibank	1,000	3/27/18	2.450%	CPI#	(65,817)
Deutsche Bank AG	38,982	3/25/25	2.205%	CPI#	194,678
Deutsche Bank AG	38,982	3/25/25	2.205%	CPI#	194,678
Deutsche Bank AG	46,779	3/25/25	2.205%	CPI#	233,616
Deutsche Bank AG	18,987	3/26/25	2.195%	CPI#	103,573
Deutsche Bank AG	37,975	3/26/25	2.170%	CPI#	249,860
Goldman Sachs International	29,237	3/20/25	2.190%	CPI#	164,192
JPMorgan Chase Bank	76,719	3/30/25	2.170%	CPI#	512,156
JPMorgan Chase Bank	76,719	4/01/25	2.170%	CPI#	509,660

					$2,269,423

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Credit Suisse International Bloomberg Commodity Index 2 Months Forwards	$227,233	0.11%	USD	50,129	6/15/15	$1,026,435
Goldman Sachs International Bloomberg Commodity Index 2 Months Forwards	250,000	0.11%		55,152	6/15/15	1,129,277

AB ALL MARKET REAL RETURN PORTFOLIO •	29

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank Bloomberg Commodity Index 2 Months Forwards	$394,418	0.11%	87,012	6/15/15	$1,781,628
Bloomberg Commodity Index 2 Months Forwards	23,634	0.11%	5,214	6/15/15	106,757
Bloomberg Commodity Index 2 Months Forwards	23,071	0.11%	5,090	6/15/15	104,214

					$4,148,311

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $2,138,780 or 0.3% of net assets.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NOK – Norwegian Krone

RUB – Russian Ruble

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CPI – Consumer Price Index

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

WCE – Winnipeg Commodities Exchange

WTI – West Texas Intermediate

See notes to consolidated financial statements.

30	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $518,586,985)	$516,851,410
Affiliated issuers (cost $88,921,590)	88,921,590
Cash	5,029
Cash collateral due from broker	6,057,255
Foreign currencies, at value (cost $1,031,212)	1,040,020
Receivable for investment securities sold and foreign currency transactions	10,318,184
Unrealized appreciation on total return swaps	4,148,311
Unrealized appreciation on inflation swaps	2,335,240
Receivable for capital stock sold	1,986,278
Unrealized appreciation on forward currency exchange contracts	1,788,953
Dividends and interest receivable	992,668

Total assets	634,444,938

Liabilities
Payable for investment securities purchased and foreign currency transactions	9,286,864
Unrealized depreciation on forward currency exchange contracts	4,520,773
Cash collateral due to broker	4,515,000
Management fee payable	348,297
Payable for capital stock redeemed	276,430
Distribution fee payable	116,928
Unrealized depreciation on interest rate swaps	110,326
Unrealized depreciation on inflation swaps	65,817
Payable for variation margin on exchange-traded derivatives	48,096
Administrative fee payable	16,267
Transfer Agent fee payable	9,524
Accrued expenses and other liabilities	115,300

Total liabilities	19,429,622

Net Assets	$615,015,316

Composition of Net Assets
Capital stock, at par	$64,938
Additional paid-in capital	683,274,893
Distributions in excess of net investment income	(6,878,408)
Accumulated net realized loss on investment and foreign currency transactions	(54,292,155)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(7,153,952)

$615,015,316

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	31

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$21,366,548	2,233,837	$9.56	*

C	$6,541,991	689,617	$9.49

Advisor	$39,370,908	4,120,922	$9.55

R	$167,959	17,705	$9.49

K	$1,955,012	205,869	$9.50

I	$16,686,755	1,752,947	$9.52

1	$528,700,583	55,893,683	$9.46

2	$9,652	1,000	$9.65

Z	$215,908	22,668	$9.52

*	The maximum offering price per share for Class A shares was $9.98 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

32	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $386,078)	$6,009,711
Affiliated issuers	36,305
Interest*	(2,332,071)	$3,713,945

Expenses
Management fee (see Note B)	2,183,337
Distribution fee—Class A	34,842
Distribution fee—Class C	35,334
Distribution fee—Class R	420
Distribution fee—Class K	2,476
Distribution fee—Class 1	612,390
Transfer agency—Class A	16,560
Transfer agency—Class C	5,119
Transfer agency—Advisor Class	30,299
Transfer agency—Class R	196
Transfer agency—Class K	1,802
Transfer agency—Class I	8,154
Transfer agency—Class 1	49,279
Transfer agency—Class Z	19
Custodian	148,858
Registration fees	64,428
Audit and tax	50,184
Administrative	26,160
Printing	23,991
Legal	20,576
Directors’ fees	5,914
Miscellaneous	49,687

Total expenses	3,370,025
Less: expenses waived and reimbursed by the Adviser (see Note B)	(26,543)

Net expenses		3,343,482

Net investment income		370,463

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(10,627,139	)(a)
Futures		(6,015,669)
Swaps		(39,164,885)
Foreign currency transactions		10,692,906
Net change in unrealized appreciation/depreciation of:
Investments		2,040,909	(b)
Futures		(5,002,503)
Swaps		9,738,760
Foreign currency denominated assets and liabilities		(5,448,101)

Net loss on investment and foreign currency transactions		(43,785,722)

Contributions from Affiliates (see Note B)		307

Net Decrease in Net Assets from Operations		$(43,414,952)

(a)	Net of foreign capital gains taxes of $68,506.

(b)	Net of decrease in accrued foreign capital gains taxes of $35,808.

*	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	33

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$370,463	$7,307,282
Net realized loss on investment transactions and foreign currency transactions	(45,114,787)	(1,755,935)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,329,065	(28,674,070)
Contributions from Affiliates (see Note B)	307	119,942

Net decrease in net assets from operations	(43,414,952)	(23,002,781)
Dividends to Shareholders from
Net investment income
Class A	(483,613)	(792,091)
Class C	(100,388)	(58,007)
Advisor Class	(1,240,758)	(985,378)
Class R	(4,403)	(423)
Class K	(50,051)	(26,710)
Class I	(452,178)	(354,919)
Class 1	(12,070,530)	(6,782,380)
Class 2	(270)	(161)
Class Z	(254)	– 0	–
Capital Stock Transactions
Net increase	40,117,938	80,314,554

Total increase (decrease)	(17,699,459)	48,311,704
Net Assets
Beginning of period	632,714,775	584,403,071

End of period (including distributions in excess of net investment income of ($6,878,408) and undistributed net investment income of $7,153,574, respectively)	$615,015,316	$632,714,775

See notes to consolidated financial statements.

34	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. The AB Credit Long/Short Portfolio commenced operations on May 7, 2014. The AB High Yield Portfolio commenced operations on July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Real Asset Strategy. As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Portfolio and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2015, net assets of the Portfolio were $615,015,316, of which $118,308,801, or 19%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Effective January 31, 2014 the fund commenced offering of Class Z shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of April 30, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2

AB ALL MARKET REAL RETURN PORTFOLIO •	35

Notes to Consolidated Financial Statements

shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, Class 1 and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the

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Notes to Consolidated Financial Statements

securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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Notes to Consolidated Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stock:
Energy	$108,433,212	$62,339,097	$	– 0	–	$170,772,309
Materials	22,032,112	24,242,404		2		46,274,518
Equity: Other	11,627,385	31,839,935		– 0	–	43,467,320
Utilities	5,493,301	24,393,741		– 0	–	29,887,042
Retail	11,432,078	12,306,485		– 0	–	23,738,563

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Notes to Consolidated Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3		Total
Residential	$8,175,006		$12,090,107		$162,648	^	$20,427,761
Transportation	2,357,627		13,089,302		– 0	–	15,446,929
Office	4,887,954		4,767,511		– 0	–	9,655,465
Industrials	2,512,641		3,271,372		– 0	–	5,784,013
Lodging	3,399,120		284,443		– 0	–	3,683,563
Food Beverage & Tobacco	3,295,956		157,929		– 0	–	3,453,885
Financial: Other	661,919		– 0	–	– 0	–	661,919
Mortgage	586,940		– 0	–	– 0	–	586,940
Real Estate	– 0	–	131,975		– 0	–	131,975
Inflation-Linked Securities	– 0	–	137,897,332		– 0	–	137,897,332
Warrants	1,257		2,810,076		– 0	–	2,811,333
Investment Companies	2,086,065		– 0	–	– 0	–	2,086,065
Rights	84,478		– 0	–	– 0	–	84,478
Short-Term Investments	88,921,590		– 0	–	– 0	–	88,921,590

Total Investments in Securities	275,988,641		329,621,709	+	162,650		605,773,000
Other Financial Instruments*:
Assets:
Futures	516,902		– 0	–	– 0	–	516,902 #
Forward Currency Exchange Contracts	– 0	–	1,788,953		– 0	–	1,788,953
Inflation (CPI) Swaps	– 0	–	2,335,240		– 0	–	2,335,240
Total Return Swaps	– 0	–	4,148,311		– 0	–	4,148,311
Liabilities:
Futures	(9,512,050)		– 0	–	– 0	–	(9,512,050)#
Forward Currency Exchange Contracts	– 0	–	(4,520,773)		– 0	–	(4,520,773)
Interest Rate Swaps	– 0	–	(110,326)		– 0	–	(110,326)
Inflation (CPI) Swaps	– 0	–	(65,817)		– 0	–	(65,817)

Total†(a)	$266,993,493		$333,197,297		$162,650		$600,353,440

^	The Portfolio held a security with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

†	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(a)

An amount of $315,118 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period and an amount of $5,908,125 was transferred from Level 2 to Level 1 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Materials			Common Stocks - Residential^		Total
Balance as of 10/31/14		$2		$2,586		$2,588
Accrued discounts/(premiums)		– 0	–	– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	(138,062)		(138,062)
Purchases		– 0	–	– 0	–	– 0	–
Sales		– 0	–	– 0	–	– 0	–
Transfers in to Level 3		– 0	–	298,124		298,124
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 4/30/15		$2		$162,648		$162,650	+

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/15*	$	– 0	–	$(138,062)		$(138,062)

^	The Portfolio held a security with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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Notes to Consolidated Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

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Notes to Consolidated Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .75% of the Portfolio’s average daily net assets. Effective February 1, 2014, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, 1.25%, 1.00% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2016. For the six months ended April 30, 2015, such reimbursement amounted to $26,543. Prior to February 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%,

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Notes to Consolidated Financial Statements

1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the six months ended April 30, 2015 and year ended October 31, 2014, the Adviser reimbursed the Portfolio $307 and $119,942, respectively for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2015, the reimbursement for such services amounted to $26,160.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $47,779 for the six months ended April 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,068 from the sale of Class A shares and received $8 and $380 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$111,862	$182,844	$205,784	$88,922	$36

Brokerage commissions paid on investment transactions for the six months ended April 30, 2015 amounted to $142,187, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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Notes to Consolidated Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $143,721, $14,051, $19,598 and $2,054,804 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$101,692,688	$107,354,730
U.S. government securities	39,478,109	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$23,499,726
Gross unrealized depreciation	(25,235,301)

Net unrealized depreciation	$(1,735,575)

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Notes to Consolidated Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

AB ALL MARKET REAL RETURN PORTFOLIO •	45

Notes to Consolidated Financial Statements

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference

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Notes to Consolidated Financial Statements

between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2015, the Portfolio held purchased options for hedging purposes.

For the six months ended April 30, 2015, the Portfolio had no transactions in written options.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest

AB ALL MARKET REAL RETURN PORTFOLIO •	47

Notes to Consolidated Financial Statements

rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of

48	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline

AB ALL MARKET REAL RETURN PORTFOLIO •	49

Notes to Consolidated Financial Statements

below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$518,765	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$516,902	*	Receivable/Payable for variation margin on exchange-traded derivatives	8,993,285	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,788,953		Unrealized depreciation on forward currency exchange contracts	4,520,773

Interest rate contracts				Unrealized depreciation on interest rate swaps	110,326

Interest rate contracts	Unrealized appreciation on inflation swaps	2,335,240		Unrealized depreciation on inflation swaps	65,817

Equity contracts	Unrealized appreciation on total return swaps	4,148,311

Total		$8,789,406			$14,208,966

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

50	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the six months ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,843,641)	$192,621

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(4,172,028)	(5,195,124)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	10,836,190	(5,492,864)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(863,482)	836,383

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(13,718,334)	6,866,458

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(25,446,551)	2,872,302

Total		$(35,207,846)	$79,776

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2015:

Futures:
Average original value of buy contracts	$86,718,276
Average original value of sale contracts	$10,406,766

AB ALL MARKET REAL RETURN PORTFOLIO •	51

Notes to Consolidated Financial Statements

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$47,327,858
Average principal amount of sale contracts	$111,784,489

Purchased Options:
Average monthly cost	$863,482	(a)

Interest Rate Swaps:
Average notional amount	$3,830,000

Inflation Swaps:
Average notional amount	$312,683,571

Total Return Swaps:
Average notional amount	$847,575

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2015:

AB All Market Real Return

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$234,165	$	– 0	–	$	– 0	–	$	– 0	–		$234,165

Total	$234,165	$	– 0	–	$	– 0	–	$	– 0	–		$234,165

OTC Derivatives:
Bank of America, NA	$186,308		$(186,308)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	990,692		– 0	–		– 0	–		– 0	–		990,692
BNP Paribas SA	28,202		(28,202)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	976,405		(166,741)			– 0	–		(349,713)			459,951
Goldman Sachs Bank USA/ Goldman Sachs International	396,431		(30,243)			– 0	–		– 0	–		366,188
JPMorgan Chase Bank	1,021,816		– 0	–		(875,000)			– 0	–		146,816
Northern Trust Co.	111,436		– 0	–		– 0	–		– 0	–		111,436
Royal Bank of Scotland PLC	251,913		(251,913)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	3,414		– 0	–		– 0	–		– 0	–		3,414
UBS AG	147,731		(147,731)			– 0	–		– 0	–		– 0	–

Total	$4,114,348		$(811,138)			$(875,000)			$(349,713)			$2,078,497	^

52	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$537,530	$(186,308)		$	– 0	–	$	– 0	–	$351,222
BNP Paribas SA	44,370	(28,202)			– 0	–		– 0	–	16,168
Citibank	65,817	– 0	–		– 0	–		– 0	–	65,817
Deutsche Bank AG	166,741	(166,741)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	30,243	(30,243)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	398,415	– 0	–		– 0	–		– 0	–	398,415
Morgan Stanley & Co., Inc.	969,995	– 0	–		– 0	–		– 0	–	969,995
Royal Bank of Scotland PLC	435,697	(251,913)			– 0	–		– 0	–	183,784
State Street Bank & Trust Co.	72,871	– 0	–		– 0	–		– 0	–	72,871
UBS AG	1,975,237	(147,731)			– 0	–		– 0	–	1,827,506

Total	$4,696,916	$(811,138)		$	– 0	–	$	– 0	–	$3,885,778	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank	$1,190	$	– 0	–	$	– 0	–	$	– 0	–	$1,190
Credit Suisse International	1,026,435		– 0	–		(680,000)			– 0	–	346,435
Goldman Sachs International	1,129,277		– 0	–		(1,129,277)			– 0	–	– 0	–
JPMorgan Chase Bank	1,992,599		– 0	–		– 0	–		– 0	–	1,992,599
Morgan Stanley & Co., Inc.	8,655		– 0	–		– 0	–		– 0	–	8,655

Total	$4,158,156	$	– 0	–		$(1,809,277)		$	– 0	–	$2,348,879	^

AB ALL MARKET REAL RETURN PORTFOLIO •	53

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$282,261	$	– 0	–	$(282,261)	$	– 0	–	$	– 0	–

Total	$282,261	$	– 0	–	$(282,261)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class A
Shares sold	312,355	711,126	$2,988,265	$7,769,044

Shares issued in reinvestment of dividends	37,166	46,030	350,845	488,844

Shares redeemed	(817,602)	(3,924,160)	(7,850,510)	(44,056,119)

Net decrease	(468,081)	(3,167,004)	$(4,511,400)	$(35,798,231)

54	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class C
Shares sold	33,243	66,006	$310,044	$733,585

Shares issued in reinvestment of dividends	9,857	4,929	92,556	52,050

Shares redeemed	(173,412)	(449,168)	(1,632,281)	(4,892,133)

Net decrease	(130,312)	(378,233)	$(1,229,681)	$(4,106,498)

Advisor Class
Shares sold	881,669	3,229,636	$8,248,148	$36,855,186

Shares issued in reinvestment of dividends	98,208	65,150	925,118	692,544

Shares redeemed	(2,387,321)	(3,621,284)	(22,831,582)	(39,903,399)

Net decrease	(1,407,444)	(326,498)	$(13,658,316)	$(2,355,669)

Class R
Shares sold	3,151	16,124	$29,849	$168,739

Shares issued in reinvestment of dividends	443	28	4,154	296

Shares redeemed	(3,220)	(2,285)	(30,117)	(24,289)

Net increase	374	13,867	$3,886	$144,746

Class K
Shares sold	25,959	101,455	$244,538	$1,094,794

Shares issued in reinvestment of dividends	5,336	2,522	50,051	26,710

Shares redeemed	(32,507)	(49,545)	(302,535)	(530,428)

Net increase (decrease)	(1,212)	54,432	$(7,946)	$591,076

Class I
Shares sold	48,089	453,087	$457,260	$4,971,354

Shares issued in reinvestment of dividends	48,155	33,483	452,178	354,918

Shares redeemed	(368,149)	(205,125)	(3,805,560)	(2,347,148)

Net increase (decrease)	(271,905)	281,445	$(2,896,122)	$2,979,124

Class 1
Shares sold	10,026,444	17,658,838	$92,851,283	$192,145,101

Shares issued in reinvestment of dividends	1,118,730	569,369	10,437,747	6,001,142

Shares redeemed	(4,352,184)	(7,369,828)	(41,070,285)	(79,296,240)

Net increase	6,792,990	10,858,379	$62,218,745	$118,850,003

AB ALL MARKET REAL RETURN PORTFOLIO •	55

Notes to Consolidated Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014		Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class Z(a)
Shares sold	22,498	(950)		$206,111	$(10,003)

Shares redeemed	(1,560)	– 0	–	(14,678)	– 0	–

Net increase (decrease)	20,938	(950)		$191,433	$(10,003)

(a)	Commenced distribution on January 31, 2014.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

56	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$9,000,069	$9,506,294

Total distributions paid	$9,000,069	$9,506,294

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,575,484
Accumulated capital and other losses	(5,993,250	)(a)
Unrealized appreciation/(depreciation)	(63,558,973	)(b)

Total accumulated earnings/(deficit)	$(56,976,739)

(a)

On October 31, 2014, the Portfolio had a net capital loss carryforward of $5,993,250. During the fiscal year, the Portfolio utilized $8,392,003 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

AB ALL MARKET REAL RETURN PORTFOLIO •	57

Notes to Consolidated Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2014, the Portfolio had a net capital loss carryforward of $5,993,250 which will expire in 2019.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

58	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.52	$ 11.04	$ 11.33	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.00	)(d)	.12	.10	.11	.16	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)	(.50)	(.13)	.25	(.01)	1.21
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.77)	(.38)	(.03)	.36	.15	1.25

Less: Dividends
Dividends from net investment income	(.19)	(.14)	(.26)	(.08)	(.35)	– 0	–

Net asset value, end of period	$ 9.56	$ 10.52	$ 11.04	$ 11.33	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	(7.20)%	(3.45)%	(.27)%	3.36%	1.32%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,367	$28,434	$64,800	$67,989	$70,081	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%^	1.23%	1.05%	1.05%	1.05%	1.05	%^+
Expenses, before waivers/reimbursements	1.32	%^	1.30%	1.34%	1.28%	1.61%	7.68	%^+
Net investment income (loss)(c)	(.04	)%^	1.03%	.86%	1.02%	1.44%	.80	%^+
Portfolio turnover rate	18%	73%	54%	118%	120%	42%

See footnote summary on page 67.

AB ALL MARKET REAL RETURN PORTFOLIO •	59

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.40	$ 10.90	$ 11.18	$ 10.93	$ 11.19	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.03)	.04	.02	.03	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.75)	(.49)	(.12)	.25	(.01)	1.15
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.78)	(.45)	(.10)	.28	.07	1.19

Less: Dividends
Dividends from net investment income	(.13)	(.05)	(.18)	(.03)	(.33)	– 0	–

Net asset value, end of period	$ 9.49	$ 10.40	$ 10.90	$ 11.18	$ 10.93	$ 11.19

Total Return
Total investment return based on net asset value(e)	(7.52)%	(4.13)%	(.92)%	2.58%	.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,541	$8,531	$13,063	$15,974	$17,414	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00	%^	1.93%	1.75%	1.75%	1.75%	1.75	%^+
Expenses, before waivers/reimbursements	2.03	%^	2.02%	2.04%	1.99%	2.31%	11.21	%^+
Net investment income (loss)(c)	(.73	)%^	.34%	.16%	.32%	.73%	.65	%^+
Portfolio turnover rate	18%	73%	54%	118%	120%	42%

See footnote summary on page 67.

60	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.56	$ 11.09	$ 11.37	$ 11.08	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02	.15	.13	.15	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.78)	(.50)	(.12)	.25	(.01)	1.18
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.76)	(.35)	.01	.40	.18	1.26

Less: Dividends
Dividends from net investment income	(.25)	(.18)	(.29)	(.11)	(.36)	– 0	–

Net asset value, end of period	$ 9.55	$ 10.56	$ 11.09	$ 11.37	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(e)	(7.05)%	(3.20)%	.12%	3.69%	1.55%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,371	$58,399	$64,911	$72,529	$50,795	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%^	.94%	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	1.02	%^	1.02%	1.04%	.99%	1.29%	8.89	%^+
Net investment income(c)	.32	%^	1.33%	1.18%	1.33%	1.69%	1.46	%^+
Portfolio turnover rate	18%	73%	54%	118%	120%	42%

See footnote summary on page 67.

AB ALL MARKET REAL RETURN PORTFOLIO •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.51	$ 11.04	$ 11.32	$ 11.02	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.15	.08	.09	.16	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.76)	(.55)	(.13)	.26	(.04)	1.13
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.77)	(.40)	(.05)	.35	.12	1.23

Less: Dividends
Dividends from net investment income	(.25)	(.13)	(.23)	(.05)	(.33)	– 0	–

Net asset value, end of period	$ 9.49	$ 10.51	$ 11.04	$ 11.32	$ 11.02	$ 11.23

Total Return
Total investment return based on net asset value(e)	(7.31)%	(3.66)%	(.47)%	3.20%	1.03%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$168	$182	$38	$17	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%^	1.44%	1.25%	1.25%	1.25%	1.25	%^+
Expenses, before waivers/reimbursements	1.62	%^	1.55%	1.65%	1.64%	2.87%	8.66	%^+
Net investment income (loss)(c)	(.24	)%^	1.36%	.76%	.82%	1.39%	1.50	%^+
Portfolio turnover rate	18%	73%	54%	118%	120%	42%

See footnote summary on page 67.

62	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.50	$ 11.03	$ 11.32	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	– 0	–	.12	.10	.10	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.76)	(.49)	(.12)	.27	– 0	–	1.13
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.76)	(.37)	(.02)	.37	.15	1.25

Less: Dividends
Dividends from net investment income	(.24)	(.16)	(.27)	(.10)	(.35)	– 0	–

Net asset value, end of period	$ 9.50	$ 10.50	$ 11.03	$ 11.32	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	(7.23)%	(3.39)%	(.19)%	3.43%	1.33%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,955	$2,174	$1,684	$1,286	$128	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%^	1.19%	1.00%	1.00%	1.00%	1.00	%^+
Expenses, before waivers/reimbursements	1.32	%^	1.24%	1.33%	1.35%	1.91%	8.39	%^+
Net investment income(c)	.01	%^	1.10%	.95%	.89%	1.38%	1.76	%^+
Portfolio turnover rate	18%	73%	54%	118%	120%	42%

See footnote summary on page 67.

AB ALL MARKET REAL RETURN PORTFOLIO •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.54	$ 11.07	$ 11.36	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02	.15	.13	.14	.15	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)	(.49)	(.13)	.26	.02	†	1.14
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.75)	(.34)	– 0	–	.40	.17	1.27

Less: Dividends
Dividends from net investment income	(.27)	(.19)	(.29)	(.11)	(.37)	– 0	–

Net asset value, end of period	$ 9.52	$ 10.54	$ 11.07	$ 11.36	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	(7.12)%	(3.09)%	.04%	3.69%	1.53%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,687	$21,341	$19,303	$18,790	$15,850	$11
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.97	%^	.91%	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	.98	%^	.91%	.97%	.98%	1.38%	8.11	%^+
Net investment income(c)	.33	%^	1.37%	1.17%	1.32%	1.42%	1.99	%^+
Portfolio turnover rate	18%	73%	54%	118%	120%	42%

See footnote summary on page 67.

64	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.46	$ 11.00	$ 11.29	$ 11.01	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.13	.10	.12	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)	(.50)	(.12)	.25	(.01)	1.13
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.76)	(.37)	(.02)	.37	.14	1.25

Less: Dividends
Dividends from net investment income	(.24)	(.17)	(.27)	(.09)	(.38)	– 0	–

Net asset value, end of period	$ 9.46	$ 10.46	$ 11.00	$ 11.29	$ 11.01	$ 11.25

Total Return
Total investment return based on net asset value(e)	(7.19)%	(3.35)%	(.19)%	3.47%	1.25%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$528,700	$513,633	$420,593	$221,971	$182,720	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%^	1.14%	1.00%	1.00%	1.00%	1.00	%^+
Expenses, before waivers/reimbursements	1.15	%^	1.14%	1.16%	1.21%	1.47%	8.39	%^+
Net investment income(c)	.12	%^	1.16%	.95%	1.07%	1.40%	1.78	%^+
Portfolio turnover rate	18%	73%	54%	118%	120%	42%

See footnote summary on page 67.

AB ALL MARKET REAL RETURN PORTFOLIO •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								March 8, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.68		$ 11.19		$ 11.48		$ 11.07		$ 11.27		$ 10.00

Income From Investment Operations
Net investment income(b)	.02		.15	(c)	.13	(c)	.15	(c)	.14	(c)	.13	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.78)		(.50)		(.12)		.26		.03	†	1.14
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.76)		(.35)		.01		.41		.17		1.27

Less: Dividends
Dividends from net investment income	(.27)		(.16)		(.30)		– 0	–	(.37)		– 0	–

Net asset value, end of period	$ 9.65		$ 10.68		$ 11.19		$ 11.48		$ 11.07		$ 11.27

Total Return
Total investment return based on net asset value(e)	(7.08)%		(3.12)%		.05%		3.70%		1.50%		12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$11		$11		$11		$11		$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%^	.89%		.75%		.75%		.75%		.75	%^+
Expenses, before waivers/reimbursements	.90	%^	.89%		1.93%		.96%		3.72%		8.14	%^+
Net investment income	.36	%^	1.36	%(c)	1.16	%(c)	1.32	%(c)	1.19	%(c)	2.01	%(c)^+
Portfolio turnover rate	18%		73%		54%		118%		120%		42%

See footnote summary on page 67.

66	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2015 (unaudited)	January 31, 2014(f) to October 31, 2014

Net asset value, beginning of period	$ 10.55	$ 10.53

Income From Investment Operations
Net investment income(b)	.01	(c)	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)	(.11)
Contributions from Affiliates	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.76)	.02

Less: Dividends
Dividends from net investment income	(.27)	– 0	–

Net asset value, end of period	$ 9.52	$ 10.55

Total Return
Total investment return based on net asset value(e)	(7.09)%	.19%
Ratios/Supplemental Data
Net assets, end of period (000”s omitted)	$216	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.91%	.88%
Expenses, before waivers/reimbursements^	.92%	.88%
Net investment income^	.18	%(c)	1.59%
Portfolio turnover rate	18%	73%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Commencement of distribution.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	67

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Daniel J. Loewy(2), Vice President

Jonathan E. Ruff(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Loewy, Ruff and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

68	• AB ALL MARKET REAL RETURN PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB All Market Real Return Portfolio (formerly named AllianceBernstein Real Asset Strategy) (the “Portfolio”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB ALL MARKET REAL RETURN PORTFOLIO •	69

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

70	• AB ALL MARKET REAL RETURN PORTFOLIO

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to certain brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broad array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index (the “MSCI Index”) and the Real Asset Strategy Benchmark (composed of equal weightings of the MSCI Index, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Index and the Dow Jones-UBS Commodity Index), in each case for the 1- and 3-year periods ended July 31, 2014 and (in the case of comparisons with the benchmarks) the period since inception (March 2010 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the benchmarks in all periods except that it lagged the MSCI Index in the 1-year period. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1.1 basis points impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from

AB ALL MARKET REAL RETURN PORTFOLIO •	71

the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they represent the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

72	• AB ALL MARKET REAL RETURN PORTFOLIO

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB ALL MARKET REAL RETURN PORTFOLIO •	73

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Real Asset Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

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Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Strategy	Net Assets 9/30/14 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Real Asset Strategy	$639.1	0.75% (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2013, the Adviser received $52,467 (0.011% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:4

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Real Asset Strategy[6],[7],[8]	Advisor	1.00%	0.99%	October 31
	Class A	1.30%	1.29%	(ratio as of April 30, 2014)
	Class C	2.00%	1.99%
	Class R	1.50%	1.63%
	Class K	1.25%	1.30%
	Class I	1.00%	0.91%
	Class Z9	1.00%	0.84%
	Class 1	1.25%	0.89%
	Class 2	1.00%	0.89%

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	Prior to February 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis.

7	The Strategy’s net expense ratios for the most recent semi-annual period (four month period for Class Z shares) are 0.87%, 1.17%, 1.87%, 1.37%, 1.12%, 0.88%, 0.84%, 1.13%, 0.89% for Advisor Class, Class A, ClassC, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares, respectively.

8	The Strategy’s current fiscal percentage of net assets allocated to ETFs is 0.30%. The Strategy’s acquired funds expense ratio related to such ETF holdings is 0.001%.

9	The Strategy’s expense ratio for Class Z shares is for the period since inception of the share class, January 1, 2014 through April 30, 2014.

AB ALL MARKET REAL RETURN PORTFOLIO •	75

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.10 In addition to the AllianceBernstein

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

76	• AB ALL MARKET REAL RETURN PORTFOLIO

Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2014 net assets:11

Strategy	Net Assets 09/30/14 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Real Asset Strategy	$639.1	Real Asset Strategy Schedule 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum acct size: $150 million	0.582%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Real Asset Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Strategy:

Strategy	Luxembourg Fund	Fee[12]
Real Asset Strategy	Real Asset Portfolio
	Class A	1.55%
	Class I (Institutional)	0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Strategy. Also shown are the Strategy’s advisory fee and what would have been the effective advisory fee of the Strategy had the fee schedule of the sub-advisory relationship been applicable to the Strategy based on September 30, 2014 net assets:

Strategy	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Strategy Advisory Fee
Real Asset Strategy	Client #1	0.35% on first $250 million 0.25% on first $250 million 0.23% thereafter	0.285%	0.750%

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, while Class I shares, whose fee is for investment advisory services only.

AB ALL MARKET REAL RETURN PORTFOLIO •	77

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategy by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Strategy, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the Strategy and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)14 and the Strategy’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

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Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Real Asset Strategy	0.750	0.877	4/16

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.16

Strategy	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Asset Strategy	1.050	1.307	2/16	1.269	8/49

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB ALL MARKET REAL RETURN PORTFOLIO •	79

business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $4,924, $1,137,425 and $6,807 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $1,541,078 in fees from the Strategy.

The Strategy effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategy’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategy is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

17	As a result of discussions between the Board and the Adviser, ABI is planning to phase into reductions of the Strategy’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

80	• AB ALL MARKET REAL RETURN PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB ALL MARKET REAL RETURN PORTFOLIO •	81

variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance returns and rankings of the Strategy21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2014.23

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Asset Strategy
1 year	10.78	9.27	9.18	5/16	27/93
3 year	0.40	5.73	6.27	11/13	55/60

21	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

22	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

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Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)24 versus its benchmark.25 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2014 Annualized Performance
				Annualized
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Real Asset Strategy	10.78	0.40	5.20	14.47	0.09	3
MSCI AC World Commodity Producers Index	16.98	-0.98	3.00	15.25	0.08	3
Real Asset Strategy Benchmark	10.23	0.09	4.63
Inception Date: March 8, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

24	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

25	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2014.

26	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB ALL MARKET REAL RETURN PORTFOLIO •	83

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

84	• AB ALL MARKET REAL RETURN PORTFOLIO

AB Family of Funds

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMRR-0152-0415

APR    04.30.15

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 18, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2015. Effective January 20, 2015, the Strategy’s name changed from AllianceBernstein Bond Inflation Strategy to AB Bond Inflation Strategy.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in inflation-indexed securities (such as Treasury Inflation-Protected Securities (“TIPS”), or inflation-indexed securities from issuers other than the U.S. Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (“CPI”) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest in derivatives, such as options, futures, forwards, or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in

AB BOND INFLATION STRATEGY •	1

making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”) for the six- and 12-month periods ended April 30, 2015. Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some of the funds may have different investment policies and sales and management fees and fund expenses. The inception date for Class Z shares was December 11, 2014; due to limited performance history, there is no discussion of comparison to the benchmark and Lipper Average for this share class.

For the six-month period, all share classes underperformed the benchmark, except for Class I shares, which performed in-line with the benchmark; all share classes outperformed the Lipper Average except for Class C, Class R and Class K shares. For the 12-month period, all share classes of the Strategy underperformed the benchmark except for Advisor Class and Class I shares; Class 2 performed in-line with the benchmark. All share classes underperformed the Lipper Average.

During the six-month period, longer-maturity TIPS outperformed shorter-maturity TIPS, with longer-maturity TIPS yields falling more than shorter-maturity TIPS yields. For the 12-month period, longer-maturity TIPS again outperformed shorter-maturity TIPS. A significant drop in oil prices also dampened inflation expectations, more so for the 12-month period as oil prices somewhat stabilized in the first quarter of 2015. Currency positioning was a notable contributor to returns for both periods, specifically the Strategy’s long U.S. dollar position against its short euro, yen and Australian dollar positions. For the 12-month period, sector allocation contributed to relative

2	• AB BOND INFLATION STRATEGY

returns versus the benchmark, specifically exposure to non-Treasury sectors including investment-grade corporates, and commercial mortgage-backed and asset-backed securities. Slightly longer-duration positioning contributed to returns for both periods.

During both periods, the Strategy utilized derivatives including currency forwards to manage active currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods, in absolute terms. Treasury futures, and interest rate and CPI swaps, were utilized to manage duration, inflation protection, country exposure and yield curve positioning of the Strategy.

Market Review and Investment Strategy

Bond markets were volatile for both periods, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging market debt, and complicated efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015 but remained well below where they were a year ago.

These dynamics helped push developed-market government bond yields lower. Even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields were in negative territory. However, in April 2015 global 10-year maturity yields started to rise. After struggling late last year, credit markets rebounded modestly in the first quarter of 2015, and most credit sectors outperformed government debt.

AB BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers.

These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Strategy is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months		12 Months
AB Bond Inflation Strategy
Class 1*	0.49%		0.92%

Class 2*	0.51%		0.97%

Class A	0.42%		0.71%

Class C	0.02%		-0.02%

Advisor Class†	0.56%		1.06%

Class R†	0.19%		0.48%

Class K†	0.34%		0.74%

Class I†	0.60%		1.05%

Class Z†	1.51%	‡	—

Barclays 1-10 Year TIPS Index	0.60%		0.97%

Lipper TIPS Fund Average	0.40%		1.10%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

‡     Since inception on December 11, 2014.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

6	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			-0.23%
1 Year	0.92%	0.92%
5 Years	2.95%	2.95%
Since Inception‡	3.12%	3.12%

Class 2 Shares†			-0.12%
1 Year	0.97%	0.97%
5 Years	3.03%	3.03%
Since Inception‡	3.20%	3.20%

Class A Shares			-0.72%
1 Year	0.71%	-3.54%
5 Years	2.74%	1.85%
Since Inception‡	2.90%	2.06%

Class C Shares			-1.46%
1 Year	-0.02%	-1.01%
5 Years	2.02%	2.02%
Since Inception‡	2.16%	2.16%

Advisor Class Shares^			-0.46%
1 Year	1.06%	1.06%
5 Years	3.03%	3.03%
Since Inception‡	3.20%	3.20%

Class R Shares^			-0.81%
1 Year	0.48%	0.48%
5 Years	2.52%	2.52%
Since Inception‡	2.69%	2.69%

Class K Shares^			-0.40%
1 Year	0.74%	0.74%
5 Years	2.77%	2.77%
Since Inception‡	2.94%	2.94%

Class I Shares^			-0.16%
1 Year	1.05%	1.05%
5 Years	3.05%	3.05%
Since Inception‡	3.22%	3.22%

Class Z Shares^			-0.08%
Since Inception‡	1.51%	1.51%

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance and footnotes continued on next page)

AB BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.77%, 0.67%, 1.15%, 1.86%, 0.86%, 1.40%, 1.07%, 0.69% and 0.68% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.60%, 0.50%, 0.80%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2015.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges, therefore their respective NAV and SEC returns are the same.

‡	Inception date for all share classes excluding Class Z: 1/26/2010; 12/11/2014 for Class Z shares.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

8	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Return (reflects applicable sales charges)

Class 1 Shares†
1 Year	1.28%
5 Years	3.14%
Since Inception‡	3.02%

Class 2 Shares†
1 Year	1.36%
5 Years	3.23%
Since Inception‡	3.10%

Class A Shares
1 Year	-3.29%
5 Years	2.01%
Since Inception‡	1.92%

Class C Shares
1 Year	-0.65%
5 Years	2.20%
Since Inception‡	2.07%

Advisor Class Shares^
1 Year	1.29%
5 Years	3.21%
Since Inception‡	3.08%

Class R Shares^
1 Year	0.84%
5 Years	2.70%
Since Inception‡	2.59%

Class K Shares^
1 Year	1.08%
5 Years	2.96%
Since Inception‡	2.84%

Class I Shares^
1 Year	1.33%
5 Years	3.22%
Since Inception‡	3.10%

Class Z Shares^
Since Inception‡	0.76%

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance and footnotes continued on next page)

AB BOND INFLATION STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date for all share classes excluding Class Z: 1/26/2010; 12/11/2014 for Class Z shares.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

10	• AB BOND INFLATION STRATEGY

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.20	$4.27	0.86%
Hypothetical**	$1,000	$1,020.53	$4.31	0.86%
Class C
Actual	$1,000	$1,000.20	$7.74	1.56%
Hypothetical**	$1,000	$1,017.06	$7.80	1.56%
Advisor Class
Actual	$1,000	$1,005.60	$2.78	0.56%
Hypothetical**	$1,000	$1,022.02	$2.81	0.56%
Class R
Actual	$1,000	$1,001.90	$5.26	1.06%
Hypothetical**	$1,000	$1,019.54	$5.31	1.06%
Class K
Actual	$1,000	$1,003.40	$4.02	0.81%
Hypothetical**	$1,000	$1,020.78	$4.06	0.81%
Class I
Actual	$1,000	$1,006.00	$2.79	0.56%
Hypothetical**	$1,000	$1,022.02	$2.81	0.56%

AB BOND INFLATION STRATEGY •	11

Expense Example

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*		Annualized Expense Ratio*
Class 1
Actual	$1,000	$1,004.90	$3.28		0.66%
Hypothetical**	$1,000	$1,021.52	$3.31		0.66%
Class 2
Actual	$1,000	$1,005.10	$2.78		0.56%
Hypothetical**	$1,000	$1,022.02	$2.81		0.56%
Class Z
Actual	$1,000	$1,015.10	$2.22	***	0.57	%***
Hypothetical**	$1,000	$1,021.97	$2.86	***	0.57	%***
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual Expense paid are based on the period from December 11, 2014 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 141/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 181/365 (to reflect the one-half year period).

12	• AB BOND INFLATION STRATEGY

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $356.3

Total Investments ($mil): $508.8

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	101.2%
Non-U.S.	0.0%
Non-Inflation Exposure	(1.2)%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grade	12.0%
Asset-Backed Securities	9.1%
Commercial Mortgage-Backed Securities	9.1%
Collateralized Mortgage Obligations	1.4%
Corporates – Non-Investment Grade	1.0%
Governments – Sovereign Agencies	0.7%
Quasi-Sovereigns	0.4%
Governments – Sovereign Bonds	0.2%
Emerging Markets – Corporate Bonds	0.2%
Common Stocks	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENT, EXCLUDING DERIVATIVES†
Inflation-Linked Securities	66.5%
Corporates – Investment Grade	11.1%
Asset-Backed Securities	6.4%
Commercial Mortgage-Backed Securities	6.4%
Corporates – Non-Investment Grade	2.2%
Collateralized Mortgage Obligations	1.0%
Governments – Sovereign Agencies	0.5%
Governments – Treasuries	0.3%
Quasi-Sovereigns	0.3%
Governments – Sovereign Bonds	0.1%
Emerging Markets – Corporate Bonds	0.1%
Common Stocks	0.1%
Short-Term	5.0%

*	All data are as of April 30, 2015. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

†	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

AB BOND INFLATION STRATEGY •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 95.0%
United States – 95.0%
U.S. Treasury Inflation Index 0.125%, 4/15/17 (TIPS)(a)(b)	U.S.$	26,138	$26,695,958
0.125%, 4/15/18-1/15/23 (TIPS)(b)		84,365	86,018,313
0.125%, 4/15/20-7/15/24 (TIPS)		83,159	84,294,006
0.25%, 1/15/25 (TIPS)(b)		29,466	29,843,716
0.375%, 7/15/23 (TIPS)		19,606	20,195,364
0.625%, 7/15/21-1/15/24 (TIPS)		37,153	38,997,274
1.125%, 1/15/21 (TIPS)		6,571	7,070,211
1.25%, 7/15/20 (TIPS)(b)		21,030	22,871,474
1.375%, 1/15/20 (TIPS)		8,050	8,724,925
1.625%, 1/15/18 (TIPS)		10,612	11,330,102
1.875%, 7/15/19 (TIPS)		2,329	2,573,291

Total Inflation-Linked Securities (cost $334,291,958)			338,614,634

CORPORATES - INVESTMENT GRADE – 15.9%
Industrial – 10.3%
Basic – 1.7%
Barrick Gold Corp. 4.10%, 5/01/23		147	145,070
Basell Finance Co. BV 8.10%, 3/15/27(c)		205	279,168
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		412	425,290
Dow Chemical Co. (The) 8.55%, 5/15/19		67	83,187
Eastman Chemical Co. 3.80%, 3/15/25		300	309,373
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		124	131,744
Glencore Funding LLC 3.125%, 4/29/19(c)		1,720	1,752,164
International Paper Co. 4.75%, 2/15/22		800	882,141
LyondellBasell Industries NV 5.75%, 4/15/24		405	476,269
Minsur SA 6.25%, 2/07/24(c)		869	961,100
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		393	357,630
Teck Resources Ltd. 4.50%, 1/15/21		233	239,135

			6,042,271

14	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)	U.S.$	426	$366,360
Yamana Gold, Inc. 4.95%, 7/15/24		853	853,200

			1,219,560

Communications - Media – 1.7%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,095	1,108,299
6.15%, 3/01/37-2/15/41		331	407,561
CBS Corp. 3.50%, 1/15/25		234	234,070
5.75%, 4/15/20		325	372,407
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		274	283,093
4.45%, 4/01/24		372	392,623
5.00%, 3/01/21		825	912,851
Discovery Communications LLC 3.45%, 3/15/25		323	316,996
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(d)		409	431,495
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		460	561,678
Time Warner Cable, Inc. 4.50%, 9/15/42		235	199,863
5.00%, 2/01/20		35	36,963
8.75%, 2/14/19		25	29,512
Time Warner, Inc. 3.55%, 6/01/24		537	549,033
Viacom, Inc. 3.875%, 4/01/24		339	341,713

			6,178,157

Communications - Telecommunications – 1.1%
American Tower Corp. 3.50%, 1/31/23		300	294,678
4.70%, 3/15/22		395	420,799
5.05%, 9/01/20		35	38,608
AT&T, Inc. 3.00%, 2/15/22		1,255	1,255,003
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	49,060
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	400	454,100
Verizon Communications, Inc. 4.272%, 1/15/36(c)		1,157	1,112,568
7.35%, 4/01/39		300	403,311

			4,028,127

AB BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 2.597%, 11/04/19	U.S.$	400	$404,062
5.875%, 8/02/21		640	747,854

			1,151,916

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		175	193,541

Consumer Cyclical - Retailers – 0.3%
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		935	958,523

Consumer Non-Cyclical – 2.2%
Actavis Funding SCS 3.80%, 3/15/25		803	811,653
3.85%, 6/15/24		278	283,004
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,632
Altria Group, Inc. 2.625%, 1/14/20		930	949,149
4.75%, 5/05/21		195	217,491
Bayer US Finance LLC 3.375%, 10/08/24(c)		374	385,563
Becton Dickinson and Co. 3.734%, 12/15/24		388	400,650
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		125	126,023
8.50%, 6/15/19		81	99,293
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		648	663,228
Kroger Co. (The) 3.40%, 4/15/22		624	642,239
Laboratory Corp. of America Holdings 3.60%, 2/01/25		275	273,963
Medtronic, Inc. 3.50%, 3/15/25(c)		895	925,513
Perrigo Finance PLC 3.50%, 12/15/21		217	221,935
3.90%, 12/15/24		310	318,182
Reynolds American, Inc. 3.25%, 11/01/22		284	280,910
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		363	388,013
Tyson Foods, Inc. 2.65%, 8/15/19		199	203,028
3.95%, 8/15/24		650	677,798

			7,875,267

Energy – 1.8%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		350	296,943

16	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy Transfer Partners LP 5.20%, 2/01/22	U.S.$	510	$555,429
6.125%, 2/15/17		145	156,022
Enterprise Products Operating LLC 5.20%, 9/01/20		335	379,932
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		846	858,215
4.15%, 3/01/22		104	106,474
Marathon Petroleum Corp. 5.125%, 3/01/21		280	312,624
NiSource Finance Corp. 6.80%, 1/15/19		75	87,544
Noble Energy, Inc. 3.90%, 11/15/24		491	502,703
4.15%, 12/15/21		127	134,892
8.25%, 3/01/19		387	463,816
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		1,060	1,170,789
Spectra Energy Capital LLC 8.00%, 10/01/19		8	9,660
Valero Energy Corp. 6.125%, 2/01/20		476	551,654
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		70	81,412
Williams Partners LP 3.90%, 1/15/25		350	344,820
4.125%, 11/15/20		300	316,328

			6,329,257

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(c)		356	354,681

Technology – 0.7%
KLA-Tencor Corp. 4.65%, 11/01/24		639	661,060
Motorola Solutions, Inc. 7.50%, 5/15/25		505	629,153
Seagate HDD Cayman 4.75%, 1/01/25(c)		398	408,183
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		426	438,397
Total System Services, Inc. 2.375%, 6/01/18		259	260,578

			2,397,371

			36,728,671

Financial Institutions – 5.1%
Banking – 2.9%
Bank of America Corp. 0.861%, 3/28/18(e)	EUR	900	1,005,189

AB BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	101	$147,203
BPCE SA 5.70%, 10/22/23(c)	U.S.$	213	232,508
Capital One Financial Corp. 5.25%, 2/21/17		150	160,076
Citigroup, Inc. 3.875%, 3/26/25		655	647,075
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(c)		895	892,346
Goldman Sachs Group, Inc. (The) 1.861%, 11/29/23(e)		810	823,788
ING Bank NV 2.00%, 9/25/15(c)		600	603,021
JPMorgan Chase & Co. 4.25%, 10/15/20		55	59,702
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		816	869,237
Morgan Stanley Series G 5.50%, 7/28/21		456	525,566
Murray Street Investment Trust I 4.647%, 3/09/17		52	55,008
Nordea Bank AB 6.125%, 9/23/24(c)(d)		201	208,286
PNC Bank NA 3.80%, 7/25/23		940	987,280
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)(d)		375	389,531
Santander Bank NA 1.206%, 1/12/18(e)		890	889,718
Santander UK PLC 5.00%, 11/07/23(c)		505	534,776
Standard Chartered PLC 4.00%, 7/12/22(c)		725	745,032
UBS AG/Stamford CT 7.625%, 8/17/22		465	558,799

			10,334,141

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		809	816,819

Insurance – 1.2%
American International Group, Inc. 4.875%, 6/01/22		625	704,431
6.40%, 12/15/20		205	245,982
Coventry Health Care, Inc. 5.45%, 6/15/21		415	482,115
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(c)(d)		415	454,425

18	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22	U.S.$	535	$604,955
5.50%, 3/30/20		24	27,415
6.10%, 10/01/41		165	209,127
Lincoln National Corp. 8.75%, 7/01/19		175	219,539
MetLife, Inc. 5.70%, 6/15/35		90	112,277
7.717%, 2/15/19		180	217,310
Nationwide Financial Services, Inc. 5.375%, 3/25/21(c)		360	403,502
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		125	195,985
Prudential Financial, Inc. 5.625%, 6/15/43		340	362,950

			4,240,013

REITS – 0.8%
HCP, Inc. 5.375%, 2/01/21		739	831,084
Health Care REIT, Inc. 5.25%, 1/15/22		890	994,100
Trust F/1401 5.25%, 12/15/24(c)		825	874,500

			2,699,684

			18,090,657

Utility – 0.5%
Electric – 0.3%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		340	434,866
CMS Energy Corp. 5.05%, 3/15/22		144	162,689
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	101,614
Exelon Generation Co. LLC 4.25%, 6/15/22		416	436,029

			1,135,198

Natural Gas – 0.2%
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		480	509,472

			1,644,670

Total Corporates - Investment Grade (cost $54,895,334)			56,463,998

ASSET-BACKED SECURITIES – 9.1%
Autos - Fixed Rate – 4.8%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		805	807,050

AB BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18	U.S.$	1,108	$1,109,334
Series 2013-4, Class A3 0.96%, 4/09/18		535	535,333
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		148	147,859
Series 2014-A, Class A2
0.81%, 11/15/22(c)		383	382,117
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		420	423,540
Series 2013-2A, Class A 2.97%, 2/20/20(c)		289	298,357
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,689	1,716,492
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		850	853,692
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		765	765,782
Series 2014-1, Class B 2.22%, 1/22/19		200	202,350
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(c)		48	48,110
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		486	483,727
Series 2014-B, Class A 1.11%, 11/15/18(c)		475	474,181
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		355	355,012
Series 2015-1, Class A2 1.30%, 9/20/20(c)		720	720,959
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		5	4,620
Series 2013-1A, Class A 1.29%, 10/16/17(c)		70	70,479
Series 2014-1A, Class A 1.29%, 5/15/18(c)		210	210,327
Series 2014-2A, Class A 1.06%, 8/15/18(c)		219	218,819
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		103	103,474

20	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	130	$107,839
Series 2014-R2A, Class A1 1.353%, 3/15/16(c)		57	46,948
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	225	224,298
Series 2014-2, Class A 2.31%, 4/15/26(c)		728	737,677
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		705	705,768
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		415	415,237
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		2,185	2,185,068
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(c)		495	495,390
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		165	166,629
Mercedes Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		361	360,615
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		1,193	1,194,241
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		591	591,354

			17,162,678

Autos - Floating Rate – 1.3%
Ally Master Owner Trust Series 2014-2, Class A 0.552%, 1/16/18(e)		810	810,674
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.582%, 9/15/17(c)(e)		809	809,657
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.752%, 1/15/22(e)		692	692,648
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.561%, 7/20/19(e)		534	533,522
Series 2015-1, Class A 0.681%, 1/20/20(e)		620	620,009

AB BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.731%, 12/10/27(c)(e)	U.S.$	1,067	$1,067,426

			4,533,936

Credit Cards - Fixed Rate – 1.2%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		474	475,650
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		523	533,435
Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19		825	827,932
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		718	718,235
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,084	1,092,909
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		370	373,523
Series 2013-A, Class A 1.61%, 12/15/21		373	373,692

			4,395,376

Other ABS - Fixed Rate – 0.9%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(c)		915	914,756
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		493	494,437
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(c)		247	247,109
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(c)		755	755,144
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(c)		851	858,897

			3,270,343

Credit Cards - Floating Rate – 0.9%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.532%, 3/16/20(e)		600	600,095

22	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Discover Card Execution Note Trust Series 2015-A1, Class A1 0.532%, 8/17/20(e)	U.S.$	501	$502,003
First National Master Note Trust Series 2013-2, Class A 0.712%, 10/15/19(e)		794	796,041
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.562%, 12/15/19(e)		910	911,652
Series 2015-A, Class A 0.703%, 2/15/22(e)		403	403,019

			3,212,810

Total Asset-Backed Securities (cost $32,505,407)			32,575,143

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.1%
Non-Agency Fixed Rate CMBS – 7.7%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,715	1,855,425
Series 2007-5, Class AM 5.772%, 2/10/51		258	273,414
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		571	586,498
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		1,070	1,108,734
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		885	919,806
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.963%, 3/15/49		248	255,195
Series 2015-GC27, Class A5 3.137%, 2/10/48		707	720,116
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.959%, 5/15/46		461	495,356
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		676	715,455
Series 2007-GG9, Class A4 5.444%, 3/10/39		664	698,992
Series 2007-GG9, Class AM 5.475%, 3/10/39		598	628,796
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		383	378,304

AB BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.89%, 6/15/39	U.S.$	463	$485,016
DBUBS 2011-LC1 Mortgage Trust Series 2011-LC1A, Class E 5.731%, 11/10/46(c)		368	403,349
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		515	514,178
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		800	813,567
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45		551	593,227
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		683	674,921
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		254	253,155
Series 2006-CB15, Class A4 5.814%, 6/12/43		424	438,981
Series 2007-CB19, Class AM 5.885%, 2/12/49		295	311,477
Series 2007-LD12, Class AM 6.208%, 2/15/51		245	266,701
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,896	2,023,265
Series 2007-LDPX, Class A3 5.42%, 1/15/49		406	429,773
Series 2008-C2, Class A1A 5.998%, 2/12/51		846	924,338
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		204	205,841
Series 2011-C5, Class D 5.50%, 8/15/46(c)		266	287,101
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31		1,526	1,546,056
Series 2007-C1, Class A4 5.424%, 2/15/40		1,062	1,123,721
Series 2007-C1, Class AM 5.455%, 2/15/40		290	308,952
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		633	645,452
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		605	632,706

24	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49	U.S.$	1,004	$1,050,306
Series 2007-9, Class A4 5.70%, 9/12/49		125	133,952
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		277	286,372
Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,347,909
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		423	441,970
WFRBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		862	903,861
Series 2014-C20, Class A2 3.036%, 5/15/47		648	677,243

			27,359,481

Non-Agency Floating Rate CMBS – 1.4%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.502%, 11/15/19(c)(e)		489	490,078
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.08%, 6/11/27(c)(e)		775	772,571
Series 2014-SAVA, Class A 1.332%, 6/15/34(c)(e)		664	662,778
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.881%, 12/05/31(c)(e)		405	403,333
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.102%, 6/15/29(c)(e)		1,068	1,065,122
PFP III Ltd. Series 2014-1, Class A 1.353%, 6/14/31(c)(e)		601	601,119
Resource Capital Corp. Ltd. Series 2014-CRE2, Class A 1.23%, 4/15/32(c)(e)		452	447,133
Starwood Retail Property Trust Series 2014-STAR, Class A 1.402%, 11/15/27(c)(e)		614	615,052

			5,057,186

Total Commercial Mortgage-Backed Securities (cost $32,548,540)			32,416,667

AB BOND INFLATION STRATEGY •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 3.2%
Industrial – 1.6%
Basic – 0.0%
Novelis, Inc. 8.375%, 12/15/17	U.S.$	90	$93,600

Capital Goods – 0.1%
Sealed Air Corp. 5.25%, 4/01/23(c)		331	345,895

Communications - Media – 0.2%
CSC Holdings LLC 8.625%, 2/15/19		146	169,083
Sirius XM Radio, Inc. 4.625%, 5/15/23(c)		416	403,520

			572,603

Communications - Telecommunications – 0.2%
Numericable - SFR SAS 5.375%, 5/15/22(c)	EUR	231	271,050
Sprint Corp. 7.875%, 9/15/23	U.S.$	400	401,500
Telecom Italia Capital SA 7.175%, 6/18/19		170	195,500

			868,050

Consumer Cyclical - Automotive – 0.2%
Dana Holding Corp. 6.00%, 9/15/23		147	156,187
General Motors Co. 3.50%, 10/02/18		425	437,338
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		190	200,450

			793,975

Consumer Cyclical - Other – 0.2%
KB Home 4.75%, 5/15/19		345	342,413
MCE Finance Ltd. 5.00%, 2/15/21(c)		405	385,762

			728,175

Consumer Non-Cyclical – 0.1%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		174	180,525

Energy – 0.5%
DCP Midstream LLC 4.75%, 9/30/21(c)		405	386,194
ONEOK, Inc. 4.25%, 2/01/22		463	444,940

26	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Paragon Offshore PLC 6.75%, 7/15/22(c)	U.S.$	62	$25,730
7.25%, 8/15/24(c)		360	149,400
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	118,163
SM Energy Co. 6.50%, 1/01/23		41	43,050
Transocean, Inc. 6.50%, 11/15/20		740	659,525

			1,827,002

Transportation - Services – 0.1%
Hertz Corp. (The) 5.875%, 10/15/20		206	209,605

			5,619,430

Financial Institutions – 1.4%
Banking – 1.2%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		233	247,563
Bank of Ireland 1.781%, 9/22/15(e)(f)	CAD	560	450,228
Barclays Bank PLC 6.86%, 6/15/32(c)(d)	U.S.$	137	155,495
7.75%, 4/10/23		372	412,920
Barclays PLC 4.375%, 9/11/24		290	289,596
BNP Paribas SA 5.186%, 6/29/15(c)(d)		257	258,002
Credit Agricole SA 7.875%, 1/23/24(c)(d)		248	264,740
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	951	1,061,465
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)	U.S.$	689	694,040
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		102	114,491
Societe Generale SA 5.922%, 4/05/17(c)(d)		115	120,175
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(c)		325	347,123

			4,415,838

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	213,000
International Lease Finance Corp. 5.875%, 4/01/19		294	319,725

AB BOND INFLATION STRATEGY •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Navient Corp. 7.25%, 1/25/22	U.S.$	54	$57,240

			589,965

			5,005,803

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 7.375%, 7/01/21		377	419,529
NRG Energy, Inc. Series WI 6.25%, 5/01/24		287	293,458

			712,987

Total Corporates - Non-Investment Grade (cost $11,919,774)			11,338,220

MORTGAGE PASS-THROUGHS – 1.4%
United States – 1.4%
Government National Mortgage Association 3.00%, 5/01/45, TBA (cost $5,079,429)		4,927	5,065,957

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.4%
GSE Risk Share Floating Rate – 1.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.431%, 11/25/23(e)		1,030	1,068,998
Series 2014-DN2, Class M3 3.781%, 4/25/24(e)		320	317,215
Series 2014-DN3, Class M3 4.181%, 8/25/24(e)		1,055	1,074,946
Series 2015-DNA1, Class M3 3.48%, 10/25/27(e)		260	260,372
Series 2015-HQ1, Class M2 2.381%, 3/25/25(e)		410	413,766
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.381%, 7/25/24(e)		351	350,498
Series 2014-C04, Class 1M2 5.081%, 11/25/24(e)		723	769,918
Series 2015-C01, Class 1M2 4.481%, 2/25/25(e)		450	463,067

			4,718,780

28	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.1%
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(g)	U.S.$	2,692	$294,842

Total Collateralized Mortgage Obligations (cost $4,871,439)			5,013,622

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20		693	691,267

Canada – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		391	411,528

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		292	279,955

Israel – 0.2%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(c)		620	657,975

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(c)		330	352,341

Total Governments - Sovereign Agencies (cost $2,363,789)			2,393,066

GOVERNMENTS - TREASURIES – 0.4%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Serie F Series F 10.00%, 1/01/17 (cost $1,892,648)	BRL	4,905	1,547,163

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)	U.S.$	358	388,521

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		310	346,270

AB BOND INFLATION STRATEGY •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18	U.S.$	256	$264,000

South Korea – 0.1%
Korea National Oil Corp. 3.125%, 4/03/17(c)		450	463,095

Total Quasi-Sovereigns (cost $1,393,617)			1,461,886

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Mexico – 0.1%
Mexico Government International Bond 5.95%, 3/19/19		168	191,772

Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15		16	16,113

Qatar – 0.1%
Qatar Government International Bond 4.50%, 1/20/22(c)		360	401,400

Total Governments - Sovereign Bonds (cost $565,434)			609,285

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)		208	223,080

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		370	361,675
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(i)		655	23,252

			384,927

Total Emerging Markets - Corporate Bonds (cost $937,044)			608,007

		Shares
COMMON STOCKS – 0.1%
Mt Logan Re Ltd. (Preference Shares)(j) (cost $500,000)		500	505,687

PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Insurance – 0.0%
Allstate Corp. (The) 5.10% (cost $52,500)		2,100	54,915

30	• AB BOND INFLATION STRATEGY

Portfolio of Investments

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 7.1%
Investment Companies – 7.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(k)(l) (cost $25,217,907)		25,217,907	$25,217,907

Total Investments Before Securities Sold Short – 144.2% (cost $509,034,820)			513,886,157

		Principal Amount (000)
SECURITIES SOLD SHORT – (1.4)%
MORTGAGE PASS-THROUGHS – (1.4)%
Agency Fixed Rate 30-Year – (1.4)%
Federal National Mortgage Association
3.00%, 5/01/45, TBA (proceeds $5,063,885)	U.S.$	(4,957)	(5,044,522)

Total Investments, Net of Securities Sold Short – 142.8% (cost $503,970,935)			508,841,635
Other assets less liabilities – (42.8)%			(152,556,657)

Net Assets – 100.0%			$356,284,978

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Year Canadian Bond Futures	18	June 2015	$2,103,563	$2,092,118	$(11,445)
U.S. T-Note 5 Yr (CBT) Futures	20	June 2015	2,387,936	2,402,656	14,720
U.S. Ultra Bond (CBT) Futures	19	June 2015	3,123,598	3,125,500	1,902

Sold Contracts
Euro-BOBL Futures	102	June 2015	14,812,396	14,751,553	60,843
U.S. Long Bond (CBT) Futures	9	June 2015	1,443,487	1,436,344	7,143
U.S. T-Note 10 Yr (CBT) Futures	207	June 2015	26,359,850	26,573,625	(213,775)

					$(140,612)

AB BOND INFLATION STRATEGY •	31

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD 2,970	USD 2,370	5/15/15	$(91,083)
BNP Paribas SA	USD 938	TWD 28,524	6/12/15	(6,804)
Goldman Sachs Bank USA	BRL 4,862	USD 1,511	5/05/15	(103,090)
Goldman Sachs Bank USA	USD 1,624	BRL 4,862	5/05/15	(10,432)
Goldman Sachs Bank USA	EUR 4,549	USD 4,997	6/18/15	(113,806)
Royal Bank of Scotland PLC	BRL 4,862	USD 1,624	5/05/15	10,431
Royal Bank of Scotland PLC	USD 1,673	BRL 4,862	5/05/15	(59,106)
Royal Bank of Scotland PLC	USD 881	AUD 1,097	5/15/15	(13,831)
Royal Bank of Scotland PLC	USD 1,089	IDR 14,290,065	5/29/15	5,478
Royal Bank of Scotland PLC	BRL 4,862	USD 1,657	6/02/15	59,164
Royal Bank of Scotland PLC	SGD 1,229	USD 912	6/05/15	(16,598)
Royal Bank of Scotland PLC	TWD 28,351	USD 913	6/12/15	(12,760)
State Street Bank & Trust Co.	AUD 3,354	USD 2,562	5/15/15	(90,929)
State Street Bank & Trust Co.	GBP 2,391	USD 3,571	6/04/15	(98,030)

				$(541,396)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.51%	$3,996	$(357,715)	$(151,180)
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	2.51	3,201	(286,520)	(192,662)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.64	18,250	(318,453)	(47,763)

				$(962,688)	$(391,605)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$ 1,940	6/25/21	2.247%	3 Month LIBOR	$(70,520)
Morgan Stanley & Co., LLC/(CME Group)	CAD 17,120	3/10/17	0.973%	3 Month CDOR	18,197

32	• AB BOND INFLATION STRATEGY

Portfolio of Investments

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD 22,680	3/11/17	2.140%	3 Month BBSW	$(8,652)
Morgan Stanley & Co., LLC/(CME Group)	$ 6,980	10/31/19	3 Month LIBOR	1.747%	81,314
Morgan Stanley & Co., LLC/(CME Group)	4,420	4/01/20	1.567%	3 Month LIBOR	(5,529)
Morgan Stanley & Co., LLC/(CME Group)	2,610	1/14/24	2.980%	3 Month LIBOR	(225,344)
Morgan Stanley & Co., LLC/(CME Group)	2,300	2/14/24	2.889%	3 Month LIBOR	(173,957)
Morgan Stanley & Co., LLC/(CME Group)	3,280	4/28/24	2.817%	3 Month LIBOR	(212,102)
Morgan Stanley & Co., LLC/(CME Group)	4,670	5/06/24	2.736%	3 Month LIBOR	(328,488)
Morgan Stanley & Co., LLC/(CME Group)	1,890	5/29/24	3 Month LIBOR	2.628%	111,728
Morgan Stanley & Co., LLC/(CME Group)	3,790	6/05/24	2.710%	3 Month LIBOR	(249,441)
Morgan Stanley & Co., LLC/(CME Group)	3,330	7/02/24	2.632%	3 Month LIBOR	(190,103)
Morgan Stanley & Co., LLC/(CME Group)	2,370	7/10/24	2.674%	3 Month LIBOR	(142,498)
Morgan Stanley & Co., LLC/(CME Group)	1,900	7/18/24	3 Month LIBOR	2.668%	112,227
Morgan Stanley & Co., LLC/(CME Group)	2,810	9/24/24	3 Month LIBOR	2.691%	156,700
Morgan Stanley & Co., LLC/(CME Group)	AUD 3,450	3/11/25	6 Month BBSW	2.973%	7,735
Morgan Stanley & Co., LLC/(CME Group)	$ 1,950	4/21/25	1.991%	3 Month LIBOR	22,026

					$(1,096,707)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00%	0.32%	$3,200	$61,192	$1,615	$59,577
Credit Suisse International:
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.50	180	3,906	(2,019)	5,925
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.50	182	3,935	(2,035)	5,971
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.50	262	5,667	(2,630)	8,296

AB BOND INFLATION STRATEGY •	33

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00%	0.50%	$446	$9,662	$(4,997)	$14,659
Deutsche Bank AG:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	0.31	440	7,723	(7,403)	15,126

				$92,085	$(17,469)	$109,554

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,300	1/15/16	CPI#	0.970%	$63,304
Barclays Bank PLC	21,900	7/15/16	1.984%	CPI#	(492,519)
Citibank	7,300	1/15/16	0.945%	CPI#	(61,238)

					$(490,453)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC		$850	1/17/22	2.050%	3 Month LIBOR	$(16,821)
Citibank	BRL	31,500	1/02/17	CDI	13.190%	(26,123)
Citibank		14,700	1/04/21	12.305%	CDI	50,189
Morgan Stanley Capital Services LLC		$1,100	2/21/42	2.813%	3 Month LIBOR	(73,240)
Morgan Stanley Capital Services LLC		830	3/06/42	2.804%	3 Month LIBOR	(53,090)

						$(119,085)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity		U.S. $ Value at April 30, 2015
Bank of America†	0.17%	– 0	–	$12,335,114
Bank of America	0.25%	7/16/15		20,959,450

34	• AB BOND INFLATION STRATEGY

Portfolio of Investments

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2015
Bank of America	0.27%	5/21/15	$20,897,664
HSBC	0.25%	6/02/15	8,630,559
HSBC	0.26%	7/16/15	25,999,437
HSBC	0.30%	7/14/15	21,052,631
JPMorgan Chase	0.23%	7/08/15	3,583,651
JPMorgan Chase	0.25%	7/09/15	8,182,273

			$121,640,779

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2015.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $50,959,278 or 14.3% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest rate was in effect at April 30, 2015.

(f)	Illiquid security.

(g)	IO - Interest Only

(h)	Security is in default and is non-income producing.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of April 30, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	$363,153	$23,252	0.01%

(j)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$500,000	$505,687	0.14%

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: AUD – Australian Dollar BRL – Brazilian Real CAD – Canadian Dollar EUR – Euro	GBP – Great British Pound IDR – Indonesian Rupiah SGD – Singapore Dollar TWD – New Taiwan Dollar USD – United States Dollar

AB BOND INFLATION STRATEGY •	35

Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

BBSW – Bank Bill Swap Reference Rate (Australia)

CBT – Chicago Board of Trade

CDI – Cetip Interbank Deposit Rate

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CFC – Customer Facility Charge

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

36	• AB BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Investments in securities, at value (cost $483,816,913)	$488,668,250
Affiliated issuers (cost $25,217,907)	25,217,907
Cash	40,902
Cash collateral due from broker	1,303,497
Foreign currencies, at value (cost $74,968)	81,736
Interest and dividends receivable	1,338,503
Receivable for investment securities sold	1,110,044
Receivable for capital stock sold	420,175
Unrealized appreciation on credit default swaps	109,554
Unrealized appreciation on forward currency exchange contracts	75,073
Receivable for variation margin on exchange-traded derivatives	68,687
Unrealized appreciation on inflation swaps	63,304
Unrealized appreciation on interest rate swaps	50,189
Upfront premium paid on credit default swaps	1,615

Total assets	518,549,436

Liabilities
Payable for reverse repurchase agreements	121,640,779
Payable for investment securities purchased	33,716,252
Payable for securities sold short, at value (proceeds received $5,063,885)	5,044,522
Unrealized depreciation on forward currency exchange contracts	616,469
Unrealized depreciation on inflation swaps	553,757
Payable for terminated inflation swaps	198,333
Unrealized depreciation on interest rate swaps	169,274
Payable for capital stock redeemed	167,150
Distribution fee payable	29,546
Upfront premium received on credit default swaps	19,084
Administrative fee payable	15,641
Advisory fee payable	7,865
Transfer Agent fee payable	704
Accrued expenses	85,082

Total liabilities	162,264,458

Net Assets	$356,284,978

Composition of Net Assets
Capital stock, at par	$33,282
Additional paid-in capital	363,916,781
Distributions in excess of net investment income	(3,216,476)
Accumulated net realized loss on investment and foreign currency transactions	(6,642,769)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,194,160

$356,284,978

See notes to financial statements.

AB BOND INFLATION STRATEGY •	37

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$15,317,187	1,424,196	$10.75	*

C	$3,072,309	289,889	$10.60

Advisor	$17,410,922	1,614,474	$10.78

R	$228,858	21,286	$10.75

K	$2,138,263	198,902	$10.75

I	$257,790	24,039	$10.72

1	$273,911,935	25,602,182	$10.70

2	$42,855,409	4,005,531	$10.70

Z	$1,092,305	101,866	$10.72

*	The maximum offering price per share for Class A shares was $11.24 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• AB BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Dividends
Affiliated issuers	$2,090
Unaffiliated issuers	1,339
Interest*	(1,811,438)
Other income	2,185	$(1,805,824)

Expenses
Advisory fee (see Note B)	889,797
Distribution fee—Class A	23,202
Distribution fee—Class C	16,118
Distribution fee—Class R	568
Distribution fee—Class K	2,673
Distribution fee—Class 1	137,989
Transfer agency—Class A	20,729
Transfer agency—Class C	4,499
Transfer agency—Advisor Class	22,152
Transfer agency—Class R	295
Transfer agency—Class K	1,500
Transfer agency—Class I	67
Transfer agency—Class 1	12,460
Transfer agency—Class 2	1,845
Transfer agency—Class Z	44
Registration fees	114,505
Custodian	98,818
Audit and tax	40,636
Printing	26,529
Administrative	23,784
Legal	19,977
Directors’ fees	6,480
Miscellaneous	9,271

Total expenses before interest expense	1,473,938
Interest expense	102,489

Total expenses	1,576,427
Less: expenses waived and reimbursed by the Adviser (see Note B)	(403,591)

Net expenses		1,172,836

Net investment loss		(2,978,660)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		327,708
Securities sold short		33,376
Futures		(736,530)
Swaps		(1,690,819)
Foreign currency transactions		1,929,446
Net change in unrealized appreciation/depreciation of:
Investments		5,658,925
Securities sold short		19,363
Futures		65,393
Swaps		(331,807)
Foreign currency denominated assets and liabilities		(678,527)

Net gain on investment and foreign currency transactions		4,596,528

Net Increase in Net Assets from Operations		$1,617,868

*	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(2,978,660)	$7,257,676
Net realized loss on investment transactions and foreign currency transactions	(136,819)	(3,331,693)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,733,347	2,402,522

Net increase in net assets from operations	1,617,868	6,328,505
Dividends to Shareholders from
Net investment income
Class A	(79,501)	(324,609)
Class C	(13,315)	(47,997)
Advisor Class	(90,081)	(187,729)
Class R	(1,063)	(2,783)
Class K	(11,866)	(29,968)
Class I	(5,202)	(52,380)
Class 1	(1,608,789)	(6,051,926)
Class 2	(223,316)	(949,413)
Class Z(a)	(57)	0
Capital Stock Transactions
Net decrease	(18,068,471)	(27,646,661)

Total decrease	(18,483,793)	(28,964,961)
Net Assets
Beginning of period	374,768,771	403,733,732

End of period (including distributions in excess of net investment income of ($3,216,476) and undistributed net investment income of $1,795,374, respectively)	$356,284,978	$374,768,771

(a)	Commencement distributions on December 11, 2014.

See notes to financial statements.

40	• AB BOND INFLATION STRATEGY

Statement of Changes In Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2015 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$1,617,868

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Decrease in interest and dividends receivable	$85,829
Decrease in receivable for investments sold	7,775,793
Net accretion of bond discount and amortization of bond premium	1,049,746
Inflation index adjustment	3,972,000
Increase in payable for investments purchased	23,983,944
Decrease in accrued expenses	(190,158)
Increase in cash collateral due from broker	(408,166)
Purchases of long-term investments	(149,356,821)
Purchases of short-term investments	(130,343,542)
Proceeds from disposition of long-term investments	116,141,713
Proceeds from disposition of short-term investments	108,972,117
Proceeds from short sales transactions, net	5,097,261
Payments on swaps, net	(401,994)
Payments for exchange-traded derivatives settlements	(2,613,256)
Net realized loss on investment transactions and foreign currency transactions	136,819
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,733,347)

Total adjustments		(20,832,062)

Net decrease in cash from operating activities		$(19,214,194)

Financing Activities:
Redemptions of capital stock, net	(19,113,089)
Cash dividends paid (net of dividend reinvestments)*	(416,979)
Increase in reverse repurchase agreements	36,257,692

Net increase in cash from financing activities		16,727,624
Effect of exchange rate on cash		2,604,808

Net increase in cash		118,238
Net change in cash
Cash at beginning of period		4,400

Cash at end of period		$122,638

* Reinvestment of dividends	$1,616,211
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$104,582

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	41

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. The AB Credit Long/Short Portfolio commenced operations on May 7, 2014. The AB High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Strategy”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Bond Inflation Strategy Portfolio. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Effective December 11, 2014, the Strategy commenced offering of Class Z shares. Class B shares are not currently offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

42	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

AB BOND INFLATION STRATEGY •	43

Notes to Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

44	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$338,614,634	$	– 0	–	$338,614,634
Corporates – Investment Grade		– 0	–	56,463,998		– 0	–	56,463,998
Asset-Backed Securities		– 0	–	28,476,868		4,098,275		32,575,143

AB BOND INFLATION STRATEGY •	45

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3		Total
Commercial Mortgage-Backed Securities	$	– 0	–	$26,908,817		$5,507,850		$32,416,667
Corporates – Non-Investment Grade		– 0	–	11,338,220		– 0	–	11,338,220
Mortgage Pass-Throughs		– 0	–	5,065,957		– 0	–	5,065,957
Collateralized Mortgage Obligations		– 0	–	294,842		4,718,780		5,013,622
Governments – Sovereign Agencies		– 0	–	2,393,066		– 0	–	2,393,066
Governments – Treasuries		– 0	–	1,547,163		– 0	–	1,547,163
Quasi-Sovereigns		– 0	–	1,461,886		– 0	–	1,461,886
Governments – Sovereign Bonds		– 0	–	609,285		– 0	–	609,285
Emerging Markets – Corporate Bonds		– 0	–	608,007		– 0	–	608,007
Common Stocks		– 0	–	– 0	–	505,687		505,687
Preferred Stocks		54,915		– 0	–	– 0	–	54,915
Short-Term Investments		25,217,907		– 0	–	– 0	–	25,217,907
Liabilities:
Mortgage Pass-Throughs		– 0	–	(5,044,522)		– 0	–	(5,044,522)

Total Investments in Securities		25,272,822		468,738,221		14,830,592		508,841,635
Other Financial Instruments*:
Assets:
Futures		84,608		– 0	–	– 0	–	84,608	#
Forward Currency Exchange Contracts		– 0	–	75,073		– 0	–	75,073
Centrally Cleared Interest Rate Swaps		– 0	–	509,927		– 0	–	509,927	#
Credit Default Swaps		– 0	–	109,554		– 0	–	109,554
Inflation (CPI) Swaps		– 0	–	63,304		– 0	–	63,304
Interest Rate Swaps		– 0	–	50,189		– 0	–	50,189
Liabilities:
Futures		(225,220)		– 0	–	– 0	–	(225,220	)#
Forward Currency Exchange Contracts		– 0	–	(616,469)		– 0	–	(616,469)
Centrally Cleared Credit Default Swaps		– 0	–	(391,605)		– 0	–	(391,605	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(1,606,634)		– 0	–	(1,606,634	)#
Inflation (CPI) Swaps		– 0	–	(553,757)		– 0	–	(553,757)
Interest Rate Swaps		– 0	–	(169,274)		– 0	–	(169,274)

Total+		$25,132,210		$466,208,529		$14,830,592		$506,171,331

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

46	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/14	$2,818,092		$3,965,975		$3,714,288
Accrued discounts/(premiums)	37		(9,198)		403
Realized gain (loss)	4		(829)		6,449
Change in unrealized appreciation/depreciation	8,306		(37,052)		140,699
Purchases/Payups	1,654,640		1,602,486		1,843,000
Sales/Paydowns	(169,233)		(13,532)		(986,059)
Transfers in to Level 3	853,261		– 0	–	– 0	–
Transfers out of Level 3	(1,066,832)		– 0	–	– 0	–

Balance as of 4/30/15	$4,098,275		$5,507,850		$4,718,780

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*	$8,306		$(37,052)		$149,087

	Common Stocks		Total
Balance as of 10/31/14	$ – 0	–	$10,498,355
Accrued discounts/(premiums)	– 0	–	(8,758)
Realized gain (loss)	– 0	–	5,624
Change in unrealized appreciation/depreciation	5,687		117,640
Purchases/Payups	500,000		5,600,126
Sales/Paydowns	– 0	–	(1,168,824)
Transfers in to Level 3	– 0	–	853,261
Transfers out of Level 3	– 0	–	(1,066,832)

Balance as of 4/30/15	$505,687		$14,830,592	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*	$5,687		$126,028

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of April 30, 2015 all Level 3 securities were priced by third party vendors or using prior transaction, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In

AB BOND INFLATION STRATEGY •	47

Notes to Financial Statements

particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

48	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB BOND INFLATION STRATEGY •	49

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“Expense Caps”) to .80%, 1.50%, ..50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. Prior to February 1, 2014, the Expense Caps were .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2016 and then may be extended for additional one-year terms. For the six months ended April 30, 2015, such reimbursement amounted to $403,591.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2015, the reimbursement for such services amounted to $23,784.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $33,923 for the six months ended April 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $223 from the sale of Class A shares and received $4 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2015.

The Strategy may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in

50	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$ 3,846	$130,344	$108,972	$25,218	$2

Brokerage commissions paid on investment transactions for the six months ended April 30, 2015 amounted to $2,109, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $229,167, $15,883, $18,180 and $1,620,719 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

AB BOND INFLATION STRATEGY •	51

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended April 30, 2015, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 33,874,923	$25,002,126	$0	$0

Purchases and sales of U.S. government securities for the six months ended April 30, 2015, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 115,481,898	$83,808,755	$24,594,454	$19,497,193

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross Unrealized
Appreciation on Investments	Depreciation on Investments	Net Unrealized Appreciation on Investments	Net Unrealized Appreciation on Securities Sold Short		Net Unrealized Appreciation
$ 7,621,271	$(2,769,934)	$4,851,337	$19,363	(a)	$4,870,700

(a)	Gross unrealized appreciation was $19,363 and gross unrealized depreciation was $0, resulting in net unrealized appreciation of $19,363.

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements

52	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2015, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward

AB BOND INFLATION STRATEGY •	53

Notes to Financial Statements

currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2015, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

54	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered

AB BOND INFLATION STRATEGY •	55

Notes to Financial Statements

into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2015, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2015, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same reference obligation with the same counterparty. As of April 30, 2015 the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and counterparty for its Sales Contracts outstanding.

56	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

During the six months ended April 30, 2015, the Strategy held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate

AB BOND INFLATION STRATEGY •	57

Notes to Financial Statements

any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2015, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$594,535	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,831,854	*

Credit contracts				Margin due from/owed to broker on exchange-traded derivatives	391,605	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	75,073		Unrealized depreciation on forward currency exchange contracts	616,469

Interest rate contracts	Unrealized appreciation on interest rate swaps	50,189		Unrealized depreciation on interest rate swaps	169,274

Interest rate contracts	Unrealized appreciation on inflation swaps	63,304		Unrealized depreciation on inflation swaps	553,757

Credit contracts	Unrealized appreciation on credit default swaps	109,554

Total		$892,655			$3,562,959

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

58	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(736,530)	$65,393

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	466,924	(675,362)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,690,637)	(223,976)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(182)	(107,831)

Total		$(1,960,425)	$(941,776)

The following table represents the average monthly volume of the Strategy’s derivative transactions during the six months ended April 30, 2015:

Futures:
Average original value of buy contracts	$4,693,386
Average original value of sale contracts	$34,874,234
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,566,211
Average principal amount of sale contracts	$21,929,106
Interest Rate Swaps:
Average notional amount	$4,970,544
Inflation Swaps:
Average notional amount	$62,142,857
Centrally Cleared Interest Rate Swaps:
Average notional amount	$61,940,108
Credit Default Swaps:
Average notional amount of sale contracts	$4,710,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$20,328,514

AB BOND INFLATION STRATEGY •	59

Notes to Financial Statements

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of April 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$5,651	$	– 0	–	$	– 0	–	$	– 0	–	$5,651
Goldman Sachs & Co.**	55,536		– 0	–		– 0	–		– 0	–	55,536
Morgan Stanley & Co., LLC**	7,500		– 0	–		– 0	–		– 0	–	7,500

Total	$68,687	$	– 0	–	$	– 0	–	$	– 0	–	$68,687

OTC Derivatives:
Bank of America, NA	$61,192	$	– 0	–	$	– 0	–	$	– 0	–	$61,192
Barclays Bank PLC	63,304		(63,304)			– 0	–		– 0	–	– 0	–
Citibank	50,189		(50,189)			– 0	–		– 0	–	– 0	–
Credit Suisse International	23,170		– 0	–		– 0	–		– 0	–	23,170
Deutsche Bank AG	7,723		– 0	–		– 0	–		– 0	–	7,723
Royal Bank of Scotland PLC	75,073		(75,073)			– 0	–		– 0	–	– 0	–

Total	$280,651		$(188,566)		$	– 0	–	$	– 0	–	$92,085	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$509,340		$(63,304)		$	– 0	–		$(446,036)		$ – 0	–
BNP Paribas SA	97,887		– 0	–		– 0	–		– 0	–	97,887
Citibank	87,361		(50,189)			– 0	–		(37,172)		– 0	–
Goldman Sachs Bank USA	227,328		– 0	–		– 0	–		– 0	–	227,328
Morgan Stanley Capital Services LLC	126,330		– 0	–		– 0	–		(126,330)		– 0	–
Royal Bank of Scotland PLC	102,295		(75,073)			– 0	–		– 0	–	27,222
State Street Bank & Trust Co.	188,959		– 0	–		– 0	–		– 0	–	188,959

Total	$1,339,500		$(188,566)		$	– 0	–		$(609,538)		$541,396	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at April 30, 2015.

60	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Strategy may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended April 30, 2015, the Strategy had no transactions in dollar rolls.

AB BOND INFLATION STRATEGY •	61

Notes to Financial Statements

4. Reverse Repurchase Agreements

The Strategy may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Strategy is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Strategy in the event of a default. In the event of a default by a MRA counterparty, the Strategy may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2015, the average amount of reverse repurchase agreements outstanding was $113,543,395 and the daily weighted average interest rate was 0.18%. At April 30, 2015, the Strategy had reverse repurchase agreements outstanding in the amount of $121,640,779 as reported on the statement of assets and liabilities. During the period, the Strategy received net interest payment from counterparties.

The following table presents the Strategy’s RVP liabilities by counterparty net of the related collateral pledged by the Strategy as of April 30, 2015:

Counterparty	RVP Asset Subject to a MRA	Securities Collateral Received†*	Net Amount of RVP Assets
Bank of America	$54,192,228	$(53,374,226)	$818,002
HSBC	55,682,627	(55,682,627)	– 0	–
JPMorgan Chase	11,765,924	(11,765,924)	– 0	–

Total	$121,640,779	$(120,822,777)	$818,002

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

62	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class A
Shares sold	103,094	365,636	$1,099,958	$3,958,275

Shares issued in reinvestment of dividends	6,708	26,770	71,008	291,538

Shares redeemed	(157,729)	(1,081,920)	(1,684,371)	(11,685,187)

Net decrease	(47,927)	(689,514)	$(513,405)	$(7,435,374)

Class C
Shares sold	15,553	18,830	$164,353	$201,233

Shares issued in reinvestment of dividends	1,114	3,806	11,647	41,032

Shares redeemed	(64,745)	(230,439)	(680,882)	(2,459,540)

Net decrease	(48,078)	(207,803)	$(504,882)	$(2,217,275)

Advisor Class
Shares sold	278,302	1,013,910	$2,979,176	$10,977,539

Shares issued in reinvestment of dividends	7,729	15,279	81,993	166,616

Shares redeemed	(167,570)	(269,728)	(1,798,132)	(2,933,678)

Net increase	118,461	759,461	$1,263,037	$8,210,477

Class R
Shares sold	2,412	3,557	$25,812	$38,616

Shares issued in reinvestment of dividends	100	255	1,063	2,783

Shares redeemed	(2,542)	(1,811)	(27,290)	(19,578)

Net increase (decrease)	(30)	2,001	$(415)	$21,821

Class K
Shares sold	27,089	90,056	$289,758	$974,305

Shares issued in reinvestment of dividends	1,121	2,755	11,866	29,968

Shares redeemed	(35,372)	(70,120)	(375,294)	(753,094)

Net increase (decrease)	(7,162)	22,691	$(73,670)	$251,179

AB BOND INFLATION STRATEGY •	63

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014		Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class I
Shares sold	25,958	60,929		$275,143		$660,107

Shares issued in reinvestment of dividends	487	4,646		5,139		50,358

Shares redeemed	(80,719)	(231,495)		(852,160)		(2,489,428)

Net decrease	(54,274)	(165,920)		$(571,878)		$(1,778,963)

Class 1
Shares sold	1,649,732	8,046,926		$17,473,257		$86,492,452

Shares issued in reinvestment of dividends	119,708	421,004		1,260,417		4,555,895

Shares redeemed	(3,101,781)	(10,830,473)		(32,973,587)		(116,610,335)

Net decrease	(1,332,341)	(2,362,543)		$(14,239,913)		$(25,561,988)

Class 2
Shares sold	835,707	1,144,093		$8,791,648		$12,184,729

Shares issued in reinvestment of dividends	16,433	70,568		173,078		763,421

Shares redeemed	(1,264,410)	(1,126,681)		(13,467,711)		(12,084,688)

Net increase (decrease)	(412,270)	87,980		$(4,502,985)		$863,462

Class Z(a)
Shares sold	103,217	– 0	–	$1,089,962	$	– 0	–

Shares redeemed	(1,351)	– 0	–	(14,322)		– 0	–

Net increase	101,866	– 0	–	$1,075,640	$	– 0	–

(a)	Commenced distributions on December 11, 2014.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

64	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Because the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

AB BOND INFLATION STRATEGY •	65

Notes to Financial Statements

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$7,646,805		$3,294,124

Net long-term capital gains	– 0	–	38,486

Total taxable distributions paid	$7,646,805		$3,332,610

66	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,687,001
Accumulated capital and other losses	(6,167,139	)(a)
Unrealized appreciation/(depreciation)	(2,769,625	)(b)

Total accumulated earnings/(deficit)	$(7,249,763)

(a)	At October 31, 2014, the Strategy had a net capital loss carryforward of $6,152,515. As of October 31, 2014, the Strategy had cumulative deferred straddle losses of $14,624.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Strategy had a net short-term capital loss carryforward of $1,816,311 and a net long-term capital loss carryforward of $4,336,204 which may be carried forward for an indefinite period.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

AB BOND INFLATION STRATEGY •	67

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								January 26, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.77		$ 10.81		$ 11.36		$ 10.81		$ 10.53		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.10)		.17		.09		.13		.38		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.04)		(.57)		.56		.21		.47

Net increase (decrease) in net asset value from operations	.03		.13		(.48)		.69		.59		.61

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.17)		(.07)		(.14)		(.31)		(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.05)		(.17)		(.07)		(.14)		(.31)		(.08)

Net asset value, end of period	$ 10.75		$ 10.77		$ 10.81		$ 11.36		$ 10.81		$ 10.53

Total Return
Total investment return based on net asset value(e)	.42%		1.16%		(4.23)%		6.41%		5.75%		6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,317		$15,860		$23,358		$17,627		$9,732		$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.86	%^	.81%		.80%		.81%		.78%		.80	%^+
Expenses, before waivers/reimbursements(f)	1.32	%^	1.15%		1.18%		1.25%		1.87%		4.63	%^+
Net investment income (loss)(c)	(1.88	)%^	1.57%		.80%		1.20%		3.59%		1.76	%^+
Portfolio turnover rate**	23%		77%		93%		32%		38%		34%
Portfolio turnover rate (including securities sold short)	28%		0%		0%		0%		0%		0%

See footnote summary on page 76.

68	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								January 26, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.64		$ 10.71		$ 11.28		$ 10.78		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.13)		.07		.00	(d)	.04		.30		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.01)		(.56)		.56		.22		.48

Net increase (decrease) in net asset value from operations	– 0	–	.06		(.56)		.60		.52		.56

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.13)		(.01)		(.10)		(.24)		(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.04)		(.13)		(.01)		(.10)		(.24)		(.06)

Net asset value, end of period	$ 10.60		$ 10.64		$ 10.71		$ 11.28		$ 10.78		$ 10.50

Total Return
Total investment return based on net asset value(e)	.02%		.50%		(4.98)%		5.61%		5.03%		5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,072		$3,596		$5,845		$7,991		$6,782		$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.56	%^	1.51%		1.51%		1.51%		1.49%		1.50	%^+
Expenses, before waivers/reimbursements(f)	2.02	%^	1.86%		1.86%		1.96%		2.84%		4.80	%^+
Net investment income (loss)(c)	(2.58	)%^	.70%		.01%		.39%		2.82%		1.12	%^+
Portfolio turnover rate**	23%		77%		93%		32%		38%		34%
Portfolio turnover rate (including securities sold short)	28%		0%		0%		0%		0%		0%

See	footnote summary on page 76.

AB BOND INFLATION STRATEGY •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								January 26, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.79		$ 10.82		$ 11.39		$ 10.83		$ 10.55		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.08)		.19		.06		.16		.39		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.03)		(.52)		.56		.24		.47

Net increase (decrease) in net asset value from operations	.05		.16		(.46)		.72		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.19)		(.11)		(.16)		(.35)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.06)		(.19)		(.11)		(.16)		(.35)		(.09)

Net asset value, end of period	$ 10.78		$ 10.79		$ 10.82		$ 11.39		$ 10.83		$ 10.55

Total Return
Total investment return based on net asset value(e)	.56%		1.50%		(4.06)%		6.69%		6.07%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,410		$16,144		$7,969		$5,499		$2,325		$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.56	%^	.52%		.51%		.51%		.49%		.50	%^+
Expenses, before waivers/reimbursements(f)	1.02	%^	.86%		.87%		.95%		1.80%		4.50	%^+
Net investment income (loss)(c)	(1.54	)%^	1.77%		.54%		1.52%		3.70%		2.13	%^+
Portfolio turnover rate**	23%		77%		93%		32%		38%		34%
Portfolio turnover rate (including securities sold short)	28%		0%		0%		0%		0%		0%

See footnote summary on page 76.

70	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								January 26, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.78		$ 10.81		$ 11.34		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.11)		.14		.06		.11		.43		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.02)		(.57)		.55		.15		.48

Net increase (decrease) in net asset value from operations	.02		.12		(.51)		.66		.58		.60

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.15)		(.02)		(.11)		(.29)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.05)		(.15)		(.02)		(.11)		(.29)		(.10)

Net asset value, end of period	$ 10.75		$ 10.78		$ 10.81		$ 11.34		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	.19%		1.10%		(4.51)%		6.18%		5.59%		6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$229		$230		$209		$539		$488		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.06	%^	1.01%		1.01%		1.01%		.98%		1.00	%^+
Expenses, before waivers/reimbursements(f)	1.51	%^	1.40%		1.44%		1.60%		2.16%		5.74	%^+
Net investment income (loss)(c)	(2.09	)%^	1.26%		.49%		.98%		4.16%		1.53	%^+
Portfolio turnover rate**	23%		77%		93%		32%		38%		34%
Portfolio turnover rate (including securities sold short)	28%		0%		0%		0%		0%		0%

See footnote summary on page 76.

AB BOND INFLATION STRATEGY •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								January 26, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.77		$ 10.80		$ 11.35		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.09)		.17		.09		.13		.28		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.03)		(.57)		.57		.31		.53

Net increase (decrease) in net asset value from operations	.04		.14		(.48)		.70		.59		.62

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.17)		(.07)		(.14)		(.30)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.06)		(.17)		(.07)		(.14)		(.30)		(.12)

Net asset value, end of period	$ 10.75		$ 10.77		$ 10.80		$ 11.35		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	.34%		1.31%		(4.26)%		6.51%		5.75%		6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,138		$2,219		$1,981		$2,007		$566		$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.81	%^	.76%		.76%		.77%		.75%		.75	%^+
Expenses, before waivers/reimbursements(f)	1.14	%^	1.07%		1.12%		1.27%		2.39%		3.53	%^+
Net investment income (loss)(c)	(1.79	)%^	1.57%		.80%		1.19%		2.76%		1.12	%^+
Portfolio turnover rate**	23%		77%		93%		32%		38%		34%
Portfolio turnover rate (including securities sold short)	28%		0%		0%		0%		0%		0%

See footnote summary on page 76.

72	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								January 26, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.73		$ 10.77		$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.12)		.22		.10		.18		.27		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17		(.06)		(.55)		.53		.36		.48

Net increase (decrease) in net asset value from operations	.05		.16		(.45)		.71		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.20)		(.11)		(.16)		(.36)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.06)		(.20)		(.11)		(.16)		(.36)		(.13)

Net asset value, end of period	$ 10.72		$ 10.73		$ 10.77		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	.60%		1.52%		(4.00)%		6.65%		6.11%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$258		$841		$2,631		$267		$76		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.56	%^	.51%		.50%		.52%		.50%		.49	%^+
Expenses, before waivers/reimbursements(f)	.74	%^	.69%		.83%		.95%		1.91%		5.19	%^+
Net investment income (loss)(c)	(2.18	)%^	2.06%		1.10%		1.54%		3.67%		2.03	%^+
Portfolio turnover rate**	23%		77%		93%		32%		38%		34%
Portfolio turnover rate (including securities sold short)	28%		0%		0%		0%		0%		0%

See footnote summary on page 76.

AB BOND INFLATION STRATEGY •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								January 26, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.71		$ 10.76		$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.09)		.19		.12		.16		.34		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		(.04)		(.58)		.55		.28		.48

Net increase (decrease) in net asset value from operations	.05		.15		(.46)		.71		.62		.63

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.20)		(.11)		(.16)		(.35)		(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.06)		(.20)		(.11)		(.16)		(.35)		(.12)

Net asset value, end of period	$ 10.70		$ 10.71		$ 10.76		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	.49%		1.38%		(4.08)%		6.63%		6.01%		6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$273,912		$288,565		$315,187		$193,864		$105,201		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.66	%^	.61%		.60%		.61%		.58%		.58	%^+
Expenses, before waivers/reimbursements(f)	.86	%^	.77%		.81%		.96%		1.20%		5.29	%^+
Net investment income (loss)(c)	(1.68	)%^	1.75%		1.05%		1.41%		3.24%		1.93	%^+
Portfolio turnover rate**	23%		77%		93%		32%		38%		34%
Portfolio turnover rate (including securities sold short)	28%		0%		0%		0%		0%		0%

See footnote summary on page 76.

74	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,								January 26, 2010(a) to October 31, 2010
			2014		2013		2012		2011

Net asset value, beginning of period	$ 10.71		$ 10.75		$ 11.33		$ 10.77		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.08)		.20		.12		.14		.39		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.03)		(.58)		.59		.23		.48

Net increase (decrease) in net asset value from operations	.05		.17		(.46)		.73		.62		.64

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.21)		(.12)		(.17)		(.36)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.06)		(.21)		(.12)		(.17)		(.36)		(.13)

Net asset value, end of period	$ 10.70		$ 10.71		$ 10.75		$ 11.33		$ 10.77		$ 10.51

Total Return
Total investment return based on net asset value(e)	.51%		1.55%		(4.06)%		6.80%		6.01%		6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,856		$47,314		$46,554		$47,200		$16,550		$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.56	%^	.51%		.51%		.51%		.49%		.49	%^+
Expenses, before waivers/reimbursements(f)	.76	%^	.67%		.71%		.86%		1.84%		5.18	%^+
Net investment income (loss)(c)	(1.56	)%^	1.87%		1.05%		1.36%		3.73%		2.05	%^+
Portfolio turnover rate**.	23%		77%		93%		32%		38%		34%
Portfolio turnover rate (including securities sold short)	28%		0%		0%		0%		0%		0%

See footnote summary on page 76.

AB BOND INFLATION STRATEGY •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
December 11, 2014(g) to April 30, 2015 (unaudited)

Net asset value, beginning of period	$10.62

Income From Investment Operations
Net investment loss(b)(c)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	.20

Net increase in net asset value from operations	.16

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$10.72

Total Return
Total investment return based on net asset value(e)	1.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,092
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.57%^
Expenses, before waivers/reimbursements(f)	.87%^
Net investment (loss)(c)	(.75 )%^
Portfolio turnover rate**	23%
Portfolio turnover rate (including securities sold short)	28%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

76	• AB BOND INFLATION STRATEGY

Financial Highlights

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.80	%^	.79%	.75%	.75%	.75%	.75	%^+
Before waivers/reimbursements	1.26	%^	1.13%	1.12%	1.18%	1.83%	4.58	%^+
Class C
Net of waivers/reimbursements	1.50	%^	1.48%	1.45%	1.45%	1.45%	1.45	%^+
Before waivers/reimbursements	1.97	%^	1.84%	1.81%	1.90%	2.80%	4.75	%^+
Advisor Class
Net of waivers/reimbursements	.50	%^	.49%	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.96	%^	.84%	.82%	.89%	1.76%	4.44	%^+
Class R
Net of waivers/reimbursements	1.00	%^	.99%	.95%	.95%	.95%	.95	%^+
Before waivers/reimbursements	1.45	%^	1.38%	1.39%	1.54%	2.13%	5.69	%^+
Class K
Net of waivers/reimbursements	.75	%^	.74%	.70%	.70%	.70%	.70	%^+
Before waivers/reimbursements	1.08	%^	1.05%	1.06%	1.21%	2.34%	3.48	%^+
Class I
Net of waivers/reimbursements	.50	%^	.49%	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.68	%^	.67%	.78%	.89%	1.86%	5.16	%^+
Class 1
Net of waivers/reimbursements	.60	%^	.59%	.55%	.55%	.55%	.55	%^+
Before waivers/reimbursements	.80	%^	.74%	.76%	.89%	1.18%	5.25	%^+
Class 2
Net of waivers/reimbursements	.50	%^	.49%	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.70	%^	.64%	.66%	.80%	1.80%	5.13	%^+
Class Z(h)
Net of waivers/reimbursements	.50	%^
Before waivers/reimbursements	.80	%^

(g)	Commencement of distributions.

(h)	Commenced distributions on December 11, 2014.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Strategy accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	77

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

78	• AB BOND INFLATION STRATEGY

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

AB BOND INFLATION STRATEGY •	79

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2012 or 2013.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broad array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2014 and (in the case of comparisons with the Index) the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was higher than the Expense Group median and that the administrative expense reimbursement was 1.2 basis points in the Portfolio’s latest fiscal year.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule

AB BOND INFLATION STRATEGY •	81

and the Portfolio’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio was operating under an expense cap and that its pro forma expense ratio, giving effect to an increase in the expense cap level introduced by the Adviser effective February 1, 2014, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by

82	• AB BOND INFLATION STRATEGY

the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB BOND INFLATION STRATEGY •	83

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

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Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Net Assets 9/30/14 ($MM)	Advisory Fee Based on % of Average Daily Net Assets
Bond Inflation Strategy	High Income	$417.7	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40 % on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2013, the Adviser received $43,312 (0.012% of the Strategy’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

AB BOND INFLATION STRATEGY •	85

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
Bond Inflation Strategy[7],[8]	Advisor	0.50%	0.81%	October 31
	Class A	0.80%	1.10%	(ratio as of April 30, 2014)
	Class C	1.50%	1.81%
	Class R	1.00%	1.34%
	Class K	0.75%	1.05%
	Class I	0.50%	0.66%
	Class 1	0.60%	0.72%
	Class 2	0.50%	0.62%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services.

Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little

6	Annualized.

7	The Strategy’s expense ratios exclude interest expense of 0.02% for Advisor Class, Class A, Class C, Class I, Class Z, Class 1 and Class 2 shares, and 0.01% for Class K shares.

8	Prior to February 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 0.45%, 0.75%, 1.45%, 0.95%, 0.70%, 0.45%, 0.55% and 0.45% of daily average net assets for Advisor Class, Class A, Class C, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively.

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cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2014 net assets.10

Strategy	Net Assets 09/30/14 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$417.7	TIPS Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25 m	0.222%	0.500%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB BOND INFLATION STRATEGY •	87

investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)12 and the Strategy’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Bond Inflation Strategy	0.500	0.475	6/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy. Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective January 31, 2014.

Strategy	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Inflation Strategy	0.750	0.819	3/10	0.805	5/22
Pro-forma	0.800	0.819	4/10	0.805	10/22

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different 13 funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

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Based on this analysis, considering pro-forma information where available, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $3,214, $402,457 and $1,123 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees,

16	As a result of discussions between the Board and the Adviser, ABI is planning to phase into reductions of the Strategy’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

AB BOND INFLATION STRATEGY •	89

to firms that sell shares of the Strategy. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $24,863 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

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characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance return and rankings of the Strategy20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2014.22

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	3.16	3.45	3.09	7/10	14/28
3 year	1.45	1.50	1.46	6/9	14/26

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
20	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns 21 of the Strategy were provided Lipper.

21	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as 22 the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

AB BOND INFLATION STRATEGY •	91

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)23 versus its benchmark.24 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2014 Annualized Performance
			Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)		Volatility (%)	Sharpe (%)
Bond Inflation Strategy	3.16	1.45	3.64	3.97	0.36	3
Barclays Capital 1-10yr TIPS	2.39	1.26	3.39	3.55	0.35	3
Index
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

23	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

24	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2014.

25	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB BOND INFLATION STRATEGY •	93

AB Family of Funds

NOTES

94	• AB BOND INFLATION STRATEGY

NOTES

AB BOND INFLATION STRATEGY •	95

NOTES

96	• AB BOND INFLATION STRATEGY

NOTES

AB BOND INFLATION STRATEGY •	97

NOTES

98	• AB BOND INFLATION STRATEGY

NOTES

AB BOND INFLATION STRATEGY •	99

NOTES

100	• AB BOND INFLATION STRATEGY

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0152-0415

APR    04.30.15

SEMI-ANNUAL REPORT

AB CREDIT LONG/SHORT PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 11, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Credit Long/Short Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2015. The Fund commenced operations on May 7, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Credit Long/Short Portfolio to AB Credit Long/Short Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek absolute return over a full market cycle. At least 80% of the Fund’s net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, U.S. government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities, and loan participations. It is expected that a substantial portion of the Fund’s long and short positions will relate to fixed-income securities rated below investment grade (commonly known as “junk bonds”).

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, AllianceBernstein L.P. (the “Adviser”) will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. The Adviser expects that the Fund’s long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration of between -3 and 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund’s assets to increase as interest rates rise.

AB CREDIT LONG/SHORT PORTFOLIO •	1

While the Fund’s investments will be focused on U.S. dollar-denominated securities, the Fund may invest to a lesser extent in securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. Treasury Bill Index, for the six-month period ended April 30, 2015 and the period since the Fund’s inception through April 30, 2015.

During the six-month period, all share classes of the Fund underperformed the benchmark; since inception, Class A and Advisor Class shares outperformed, while Class C underperformed. Performance during both periods was primarily driven by single-name relative value pair trading, which entails matching a long position with a short position in a pair of highly correlated instruments such as two bonds; and select capital structure relative value positions, which involve going long one security in a company’s capital structure while at the same time going short another security in the same company’s capital structure. The Fund’s energy positions contributed relative to the benchmark, despite generally flat net positioning. In particular, short positions in several higher breakeven exploration and production (“E&P”) bonds generated performance, partially offset by losses

2	• AB CREDIT LONG/SHORT PORTFOLIO

on other E&P positions and losses on longs in the oil field services sector. Long positions in health care/pharmaceutical company bonds and bank subordinated capital instruments contributed to performance, while long positions in the metals & mining sector were detractors. Investment-grade spread flatteners also modestly detracted from the Fund’s performance, as spread curves remained very steep throughout the period.

The Fund utilized derivatives including Treasury futures for hedging and investment purposes, which added to performance for the six-month period and detracted for the period since inception, in absolute terms; currencies for hedging and investment purposes detracted for the six-month period and added for the period since inception; purchased options, credit default swaps, interest rate swaps and total return swaps for hedging and investment purposes detracted from performance during both periods; written options for hedging and investment purposes added to performance during both periods.

Market Review and Investment Strategy

During both periods, volatility returned to global credit markets, as questions regarding global growth, the commodity outlook, and the U.S. Federal Reserve’s plans to begin hiking short-term rates, among others, dogged global markets. With increased volatility in the overall capital markets, the Fund’s Investment Policy team (the “Team”) is maintaining a broadly neutral risk allocation; its focus remains on identifying idiosyncratic relative value opportunities. The Team has kept the Fund’s overall positioning in Europe relatively conservative, with a modest net short exposure in select expensive securities. Despite a recent recovery in commodity prices, the Team still believes that a cautious, fundamentally-driven approach to the energy and mining sectors remains warranted, given the potential downside risks.

AB CREDIT LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® 3-Month U.S. Treasury Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month U.S. Treasury Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. A fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB CREDIT LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers.

These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB CREDIT LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Credit Long/Short Portfolio
Class A	-0.45%	0.12%

Class C	-0.84%	-0.63%

Advisor Class†	-0.35%	0.35%

BofA ML 3-Month U.S. Treasury Bill Index	0.01%	0.02%

*    Inception date: 5/7/2014.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB CREDIT LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			-2.30%
Since Inception†	0.12%	-4.10%

Class C Shares			-3.15%
Since Inception†	-0.63%	-1.62%

Advisor Class Shares‡			-2.16%
Since Inception†	0.35%	0.35%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 4.29%, 6.31% and 5.37% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 1.35%, 2.10% and 1.10% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2015.

†	Inception date: 5/7/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB CREDIT LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception†	-4.88%

Class C Shares
Since Inception†	-2.32%

Advisor Class Shares‡
Since Inception†	-0.46%

†	Inception date: 5/7/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB CREDIT LONG/SHORT PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$995.50	$22.46	4.54%
Hypothetical**	$1,000	$1,002.28	$22.54	4.54%
Class C
Actual	$1,000	$991.60	$26.22	5.31%
Hypothetical**	$1,000	$998.46	$26.31	5.31%
Advisor Class
Actual	$1,000	$996.50	$20.94	4.23%
Hypothetical**	$1,000	$1,003.82	$21.02	4.23%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB CREDIT LONG/SHORT PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $21.1

SECTOR BREAKDOWN*

	Long	Short

Agencies	0.6%	—%
Bank Loans	1.3	—
Collateralized Mortgage Obligations	1.9	—
Common Stocks	5.4	—
Corporates – Investment Grade	11.7	-27.1
Corporates – Non-Investment Grade	53.5	-31.1
Emerging Markets – Corporate Bonds	1.0	—
Emerging Markets – Sovereigns	1.1	-0.9
Governments – Sovereign Agencies	2.9	—
Options Purchased – Puts	0.2	—
Preferred Stocks	2.3	—
Quasi-Sovereigns	1.4	-1.1
Warrants	0.1	—

NET COUNTRY EXPOSURE (TOP THREE)*

Long

United States	25.2%
United Kingdom	2.8
Netherlands	2.5

Short

Italy	-4.6%
Spain	-4.3
Denmark	-1.8

TEN LARGEST HOLDINGS*

Long

Company

Societe Generale SA	3.0%
Petrobras Global Finance BV	2.9
ArcelorMittal	2.3
BlackRock Debt Strategies Fund, Inc.	2.2
Lloyds Bank PLC	1.9
CNH Industrial Capital LLC	1.9
Yamana Gold, Inc.	1.5
Noble Holding International Ltd.	1.5
HSBC Holdings PLC	1.5
Teck Resources Ltd.	1.5

Short

Company

TDC A/S	-2.5%
Intesa Sanpaolo SpA	-1.9
Teck Resources Ltd.	-1.9
DCP Midstream LLC	-1.9
Petrobras Global Finance BV	-1.9
Noble Holding International Ltd.	-1.8
Societe Generale SA	-1.8
CNH Industrial Finance Europe SA	-1.6
ArcelorMittal	-1.6
Barrick Gold Corp.	-1.4

*	Holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).”

10	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio Summary, Net Country Exposure (Top Three) and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 53.5%
Industrial – 35.9%
Basic – 4.4%
ArcelorMittal 6.00%, 8/05/20	U.S.$	400	$417,500
7.50%, 3/01/41		65	66,462
7.75%, 10/15/39		5	5,163
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(a)		48	34,440
8.25%, 3/31/20(a)		44	43,175
FMG Resources August 206 Pty Ltd. 9.75%, 3/01/22(a)		73	75,236
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)		52	13,130
Molycorp, Inc. 10.00%, 6/01/20		28	13,895
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		200	210,500
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		57	49,305

			928,806

Capital Goods – 3.2%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is 6.00%, 6/15/17(a)		97	98,212
Bombardier, Inc. 6.125%, 1/15/23(a)		15	14,336
7.45%, 5/01/34(a)		100	94,500
7.50%, 3/15/25(a)		83	82,274
CNH Industrial Capital LLC 3.375%, 7/15/19(a)		400	392,000

			681,322

Communications - Media – 4.0%
DISH DBS Corp. 5.875%, 11/15/24		66	65,010
Gannett Co., Inc. 4.875%, 9/15/21(a)		32	32,880
iHeartCommunications, Inc. 6.875%, 6/15/18		104	95,160
9.00%, 9/15/22		95	90,725
10.00%, 1/15/18		35	30,625
Intelsat Jackson Holdings SA 5.50%, 8/01/23		70	65,888
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		94	99,640
Sirius XM Radio, Inc. 5.375%, 4/15/25(a)		68	68,340

AB CREDIT LONG/SHORT PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Univision Communications, Inc. 5.125%, 2/15/25(a)	U.S.$	88	$88,660
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		205	212,687

			849,615

Communications - Telecommunications – 3.5%
CenturyLink, Inc. Series U 7.65%, 3/15/42		102	102,510
Sprint Capital Corp. 8.75%, 3/15/32		290	297,250
Sprint Corp. 7.125%, 6/15/24		135	129,769
T-Mobile USA, Inc. 6.375%, 3/01/25		200	205,398

			734,927

Consumer Cyclical - Automotive – 1.7%
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		190	196,888
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)	EUR	138	161,659

			358,547

Consumer Cyclical - Other – 0.7%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22(a)	U.S.$	110	87,450
PulteGroup, Inc. 6.375%, 5/15/33		51	52,785
7.875%, 6/15/32		13	15,145

			155,380

Consumer Cyclical - Retailers – 3.4%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)		100	104,750
Cash America International, Inc. 5.75%, 5/15/18		120	124,500
Family Tree Escrow LLC 5.75%, 3/01/23(a)		120	126,000
Rite Aid Corp. 6.125%, 4/01/23(a)		201	208,286
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)		135	143,100

			706,636

Consumer Non-Cyclical – 5.9%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23(a)		47	48,058
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		96	101,880

12	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 4.25%, 10/15/19	U.S.$	126	$131,670
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		100	103,750
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.25% PIK), 10/15/17(a)(b)		149	152,352
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		97	101,851
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75%, 8/15/19		86	87,720
PRA Holdings, Inc. 9.50%, 10/01/23(a)		54	60,953
RSI Home Products, Inc. 6.50%, 3/15/23(a)		100	104,250
Sun Products Corp. (The) 7.75%, 3/15/21(a)		48	42,300
Tenet Healthcare Corp. 6.875%, 11/15/31		110	102,850
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		202	208,817

			1,246,451

Energy – 5.7%
Cobalt International Energy, Inc. 2.625%, 12/01/19(c)		64	49,120
DCP Midstream Operating LP 5.60%, 4/01/44		350	303,425
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		200	197,000
Offshore Group Investment Ltd. 7.125%, 4/01/23		250	160,000
Pacific Drilling SA 5.375%, 6/01/20(a)		135	114,413
Paragon Offshore PLC 7.25%, 8/15/24(a)		149	61,835
Sabine Pass Liquefaction LLC 5.625%, 3/01/25(a)		153	153,849
Transocean, Inc. 6.80%, 3/15/38		200	153,000

			1,192,642

Other Industrial – 2.0%
General Cable Corp. 4.50%, 11/15/29(c)(d)		85	64,759
Laureate Education, Inc. 10.00%, 9/01/19(a)		315	307,125
Modular Space Corp. 10.25%, 1/31/19(a)		68	55,080

			426,964

AB CREDIT LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.4%
Avaya, Inc. 10.50%, 3/01/21(a)	U.S.$	112	$98,560
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		100	91,750
Brightstar Corp. 7.25%, 8/01/18(a)		90	95,737

			286,047

			7,567,337

Financial Institutions – 14.4%
Banking – 9.5%
ABN AMRO Bank NV 4.31%, 3/10/16(e)	EUR	71	81,117
Bank of America Corp. Series AA 6.10%, 3/17/25(e)	U.S.$	205	209,100
Barclays Bank PLC 6.86%, 6/15/32(a)(e)		73	82,855
BNP Paribas SA 5.186%, 6/29/15(a)(e)		97	97,378
Credit Agricole SA 6.625%, 9/23/19(a)(e)		210	212,197
Credit Suisse Group AG 7.50%, 12/11/23(a)(e)		200	214,000
Danske Bank A/S 5.684%, 2/15/17(e)	GBP	56	89,184
ING Groep NV 6.50%, 4/16/25(e)	U.S.$	200	199,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		85	95,409
Societe Generale SA 7.875%, 12/18/23(a)(e)		200	208,000
8.25%, 11/29/18(a)(e)		400	425,000
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(e)		94	97,771

			2,011,011

Brokerage – 1.0%
GFI Group, Inc. 10.375%, 7/19/18(d)		202	223,715

Finance – 1.7%
Enova International, Inc. 9.75%, 6/01/21		96	94,080
International Lease Finance Corp. 8.25%, 12/15/20		156	191,100
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		94	67,210

			352,390

14	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 1.4%
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)	U.S.$	196	$205,800
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		100	72,000
iPayment, Inc. 9.50%, 12/15/19(a)		1	1,037
Series AI 9.50%, 12/15/19		11	10,602

			289,439

REITS – 0.8%
Communications Sales & Leasing, Inc. 8.25%, 10/15/23(a)		160	164,200

			3,040,755

Utility – 3.2%
Electric – 3.2%
Calpine Corp. 7.875%, 1/15/23(a)		74	81,400
Dynegy, Inc. 7.375%, 11/01/22(a)		115	122,475
GenOn Energy, Inc. 7.875%, 6/15/17		97	97,242
NRG Energy, Inc. 6.25%, 7/15/22		23	23,863
6.625%, 3/15/23		42	44,205
Series WI 6.25%, 5/01/24		21	21,473
PPL Energy Supply LLC 4.60%, 12/15/21		118	110,354
RJS Power Holdings LLC 5.125%, 7/15/19(a)		171	168,007

			669,019

Total Corporates – Non-Investment Grade (cost $11,559,058)			11,277,111

CORPORATES – INVESTMENT GRADE – 11.7%
Industrial – 7.8%
Basic – 1.9%
Newmont Mining Corp. 4.875%, 3/15/42		100	89,212
Teck Resources Ltd. 4.50%, 1/15/21		300	307,899

			397,111

Capital Goods – 1.5%
Yamana Gold, Inc. 4.95%, 7/15/24		324	324,076

AB CREDIT LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 3.2%
Cenovus Energy, Inc. 4.45%, 9/15/42	U.S.$	135	$125,112
Encana Corp. 5.15%, 11/15/41		100	101,882
Noble Holding International Ltd. 5.25%, 3/15/42		400	313,093
Williams Cos., Inc. (The) 5.75%, 6/24/44		135	127,005

			667,092

Services – 0.7%
Amazon.com, Inc. 4.95%, 12/05/44		135	143,414

Technology – 0.5%
Hewlett-Packard Co. 6.00%, 9/15/41		100	110,166

			1,641,859

Financial Institutions – 3.9%
Banking – 3.4%
HSBC Holdings PLC 6.375%, 3/30/25(e)		300	309,375
Lloyds Bank PLC 6.50%, 9/14/20(a)		350	410,531

			719,906

Finance – 0.5%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		100	101,770

			821,676

Total Corporates – Investment Grade (cost $2,413,401)			2,463,535

		Shares
COMMON STOCKS – 5.4%
Beazer Homes USA, Inc.(f)		1,700	29,767
BlackRock Debt Strategies Fund, Inc.		122,300	464,740
BT Group PLC		7,780	54,262
Clear Channel Outdoor Holdings, Inc. – Class A		4,650	52,917
Community Health Systems, Inc.(f)		520	27,914
DISH Network Corp. – Class A(f)		400	27,064
Dynegy, Inc.(f)		1,360	45,247
eDreams ODIGEO SA(f)		5,380	20,575
Emeco Holdings Ltd.(f)		92,500	7,261
Enova International, Inc.(f)		1,000	18,510
General Motors Co.		1,700	59,602
iPayment, Inc.		714	2,498
Jones Energy, Inc. – Class A(f)		3,150	32,319

16	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Koninklijke KPN NV		6,700	$24,842
LyondellBasell Industries NV – Class A		230	23,810
Nortek, Inc.(f)		590	49,926
Nuverra Environmental Solutions, Inc.(f)		1,420	5,765
Quicksilver Resources, Inc.(f)		2,600	76
TDC A/S		7,260	55,273
Time Warner Cable, Inc. – Class A		337	52,410
Townsquare Media, Inc. – Class A(f)		2,620	35,789
Triangle Petroleum Corp.(f)		3,670	21,910
Whiting Petroleum Corp.(f)		660	25,021

Total Common Stocks (cost $1,130,269)			1,137,498

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 2.9%
Brazil – 2.9%
Petrobras Global Finance BV 5.625%, 5/20/43 (cost $614,771)	U.S.$	750	619,500

		Shares
PREFERRED STOCKS – 2.3%
Financial Institutions – 1.9%
Banking – 1.4%
GMAC Capital Trust I 8.125%		7,250	190,530
Goldman Sachs Group, Inc. (The) Series J 5.50%		3,925	97,497

			288,027

REITS – 0.5%
Public Storage Series W 5.20%		4,550	109,655

			397,682

Industrial – 0.4%
Energy – 0.4%
Energy XXI Ltd. 5.625%		500	28,500
Sanchez Energy Corp. 4.875%		1,550	62,097

			90,597

Total Preferred Stocks (cost $470,511)			488,279

AB CREDIT LONG/SHORT PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.9%
Non-Agency Fixed Rate – 1.9%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36	U.S.$	95	$89,032
CHL Mortgage Pass-Through Trust Series 2006-9, Class A11 6.00%, 5/25/36		93	84,983
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		47	41,240
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47		94	70,807
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A7 6.00%, 7/25/37		39	38,389
Series 2007-2, Class 1A18 5.75%, 3/25/37		81	78,803

Total Collateralized Mortgage Obligations (cost $406,292)			403,254

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Venezuela – 1.4%
Petroleos de Venezuela SA 6.00%, 5/16/24(a) (cost $377,453)		700	295,750

BANK LOANS – 1.3%
Industrial – 1.3%
Communications - Media – 0.4%
TWCC Holding Corp. 7.00%, 6/26/20(g)		100	93,500

Consumer Cyclical - Automotive – 0.4%
TI Group Automotive Systems LLC 4.25%, 7/02/21(g)		74	74,105

Other Industrial – 0.5%
Orbitz Worldwide, Inc. 4.50%, 4/15/21(g)		94	93,839

Total Bank Loans (cost $267,650)			261,444

18	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 1.1%
Venezuela – 1.1%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $194,266)	U.S.$	450	$220,500

EMERGING MARKETS – CORPORATE BONDS – 1.0%
Industrial – 1.0%
Basic – 1.0%
Sappi Papier Holding GmbH 7.75%, 7/15/17(a) (cost $216,956)		200	217,000

AGENCIES – 0.6%
United States – 0.6%
CITGO Petroleum Corp. 6.25%, 8/15/22(a) (cost $132,210)		132	129,030

		Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Equities – 0.1%
Cliffs Natural Resources, Inc. Expiration: Jun 2015, Exercise Price: $ 5.00(f)(h)		118	3,540
Tesla Motors, Inc. Expiration: Jan 2016, Exercise Price: $ 130.00(f)(h)		11	3,878
Tesla Motors, Inc. Expiration: Jan 2016, Exercise Price: $ 190.00(f)(h)		11	17,517

			24,935

Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: May 2015, Exercise Price: $ 185.00(f)(h)		47	259
SPDR S&P 500 ETF Trust Expiration: May 2015, Exercise Price: $ 200.00(f)(h)		64	2,752
SPDR S&P 500 ETF Trust Expiration: May 2015, Exercise Price: $ 206.00(f)(h)		31	4,262

			7,273

AB CREDIT LONG/SHORT PORTFOLIO •	19

Portfolio of Investments

	Notional Amount (000)	U.S. $ Value

Swaptions – 0.0%
CDX NAHY.24 RTP, Barclays Bank PLC (Buy Protection) Expiration: May 2015, Exercise Rate: 0.01%(f)	1,400	$3,977
IRS Swaption, Goldman Sachs International Expiration: Jul 2015, Pay 2.706%, Receive 3-month LIBOR (BBA)(f)	120	1,939
IRS Swaption, Goldman Sachs International Expiration: Jul 2015, Pay 2.956%, Receive 3-month LIBOR (BBA)(f)	170	807
IRS Swaption, JPMorgan Chase Bank Expiration: May 2015, Pay 3.06%, Receive 3-month LIBOR (BBA)(f)	410	– 0	–^
IRS Swaption, JPMorgan Chase Bank Expiration: May 2015, Pay 3.31%, Receive 3-month LIBOR (BBA)(f)	450	– 0	–

		6,723

Total Options Purchased – Puts (premiums paid $70,780)		38,931

	Shares
WARRANTS – 0.1%
iPayment Holdings, Inc., expiring 12/29/22(f)(i)(j)	13,856	4,157
Peugeot SA, expiring 4/29/17(f)	2,250	9,259

Total Warrants (cost $10,219)		13,416

	Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
USD/TRY Expiration: Jul 2015, Exercise Price: TRY 2.67(f)	560,700	3,788

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: May 2015, Exercise Price: $ 216.00(f)(h)	92	598
SPDR S&P Oil & Gas Exploration Expiration: May 2015, Exercise Price: $ 58.00(f)(h)	69	2,864

		3,462

20	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Company		Contracts	U.S. $ Value

Options on Equity Indices – 0.0%
DAX Index Expiration: May 2015, Exercise Price: EUR 12,200.00(f)(k)		19	$594
DAX Index Expiration: May 2015, Exercise Price: EUR 12,500.00(f)(k)		19	182

			776

Total Options Purchased – Calls (premiums paid $17,429)			8,026

		Shares
SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(l)(m) (cost $191,027)		191,027	191,027

		Principal Amount (000)
U.S. Treasury Bills – 0.5%
U.S. Treasury Bill Zero Coupon, 5/14/15 (cost $99,999)(n)	U.S.$	100	99,999

Total Short-Term Investments (cost $291,026)			291,026

Total Investments Before Securities Sold Short – 84.8% (cost $18,172,291)			17,864,300

SECURITIES SOLD SHORT – (60.2)%
CORPORATES – NON-INVESTMENT GRADE – (31.1)%
Financial Institutions – (5.8)%
Banking – (4.9)%
Bankia SA 3.50%, 1/17/19(a)	EUR	(200)	(242,358)
Credit Suisse Group AG 6.25%, 12/18/24(a)(e)	U.S.$	(200)	(198,000)
Societe Generale SA 6.00%, 1/27/20(a)(e)		(400)	(381,240)
UniCredit SpA 8.00%, 6/03/24(a)(e)		(200)	(204,400)

			(1,025,998)

Finance – (0.9)%
iStar Financial, Inc. 5.00%, 7/01/19		(200)	(199,250)

			(1,225,248)

AB CREDIT LONG/SHORT PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – (23.7)%
Basic – (3.9)%
ArcelorMittal 2.875%, 7/06/20(a)	EUR	(300)	$(337,124)
Chemtura Corp. 5.75%, 7/15/21	U.S.$	(200)	(206,750)
Hexion, Inc. 6.625%, 4/15/20		(200)	(187,000)
Rayonier AM Products, Inc. 5.50%, 6/01/24(a)		(100)	(88,000)

			(818,874)

Capital Goods – (5.9)%
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/17		(100)	(85,000)
BlueLine Rental Finance Corp. 7.00%, 2/01/19(a)		(200)	(204,020)
Clean Harbors, Inc. 5.125%, 6/01/21		(198)	(201,960)
CNH Industrial Finance Europe SA Series G 2.75%, 3/18/19(a)	EUR	(300)	(343,068)
Terex Corp. 6.00%, 5/15/21	U.S.$	(200)	(203,000)
United Rentals North America, Inc. 5.75%, 11/15/24		(200)	(205,500)

			(1,242,548)

Communications - Media – (1.6)%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 1/15/24		(131)	(132,638)
Lamar Media Corp. 5.875%, 2/01/22		(200)	(211,500)

			(344,138)

Consumer Cyclical - Automotive – (2.9)%
Gestamp Funding Luxembourg SA 5.875%, 5/31/20(a)	EUR	(134)	(158,737)
Jaguar Land Rover Automotive PLC 5.625%, 2/01/23(a)	U.S.$	(192)	(203,520)
Lear Corp. 5.375%, 3/15/24		(195)	(202,800)
Navistar International Corp. 8.25%, 11/01/21		(48)	(47,460)

			(612,517)

Consumer Cyclical - Retailers – (1.9)%
CST Brands, Inc. 5.00%, 5/01/23		(200)	(206,000)
Rent-A-Center, Inc./TX 6.625%, 11/15/20		(200)	(197,480)

			(403,480)

22	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – (2.6)%
ACCO Brands Corp. 6.75%, 4/30/20	U.S.$	(200)	$(210,500)
HCA, Inc. 5.875%, 5/01/23		(197)	(213,006)
Unilabs Subholding AB 8.50%, 7/15/18(a)	EUR	(100)	(117,057)

			(540,563)

Energy – (3.9)%
California Resources Corp. 6.00%, 11/15/24(a)	U.S.$	(100)	(94,000)
DCP Midstream LLC 6.75%, 9/15/37(a)		(400)	(393,470)
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, 5/01/20		(100)	(107,000)
Halcon Resources Corp. 8.875%, 5/15/21		(100)	(78,100)
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		(100)	(84,500)
SandRidge Energy, Inc. 7.50%, 3/15/21		(113)	(77,688)

			(834,758)

Services – (1.0)%
Realogy Group LLC/Realogy Co-Issuer Corp. 4.50%, 4/15/19(a)		(200)	(203,420)

			(5,000,298)

Utility – (1.6)%
Electric – (1.6)%
Calpine Corp. 6.00%, 1/15/22(a)		(189)	(199,867)
Enel SpA 6.50%, 1/10/74(a)	EUR	(100)	(125,479)

			(325,346)

Total Corporates – Non-Investment Grade (proceeds $6,668,334)			(6,550,892)

CORPORATES – INVESTMENT GRADE – (27.1)%
Financial Institutions – (3.8)%
Banking – (2.7)%
BNP Paribas SA 2.875%, 3/20/26(a)		(150)	(174,985)
Intesa Sanpaolo SpA 4.00%, 10/30/23(a)		(300)	(402,902)

			(577,887)

Finance – (1.1)%
EXOR SpA 2.50%, 10/08/24(a)		(200)	(232,090)

			(809,977)

AB CREDIT LONG/SHORT PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – (20.4)%
Basic – (5.2)%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	(300)	$(296,060)
Glencore Funding LLC 4.625%, 4/29/24(a)		(200)	(206,302)
Newmont Mining Corp. 3.50%, 3/15/22		(200)	(197,162)
Teck Resources Ltd. 3.00%, 3/01/19		(400)	(398,663)

			(1,098,187)

Communications - Telecommunications – (3.8)%
TDC A/S 5.625%, 2/23/23(a)	GBP	(300)	(532,007)
Telefonica Emisiones SAU Series G 3.987%, 1/23/23(a)	EUR	(200)	(269,080)

			(801,087)

Consumer Non-Cyclical – (3.4)%
Carrefour SA 1.75%, 7/15/22(a)		(200)	(235,187)
Casino Guichard Perrachon SA 3.311%, 1/25/23(a)		(200)	(253,152)
Kraft Foods Group, Inc. 5.375%, 2/10/20	U.S.$	(195)	(221,030)

			(709,369)

Energy – (6.0)%
Cenovus Energy, Inc. 3.80%, 9/15/23		(200)	(200,751)
Encana Corp. 3.90%, 11/15/21		(200)	(209,718)
Noble Holding International Ltd. 6.95%, 4/01/45		(400)	(387,206)
Repsol International Finance BV 3.625%, 10/07/21(a)	EUR	(200)	(258,034)
Williams Cos., Inc. (The) 4.55%, 6/24/24	U.S.$	(200)	(196,604)

			(1,252,313)

Services – (1.0)%
Amazon.com, Inc. 3.80%, 12/05/24		(200)	(208,046)

Technology – (1.0)%
Hewlett-Packard Co. 4.65%, 12/09/21		(200)	(218,884)

			(4,287,886)

24	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – (1.9)%
Agencies - Not Government Guaranteed – (1.9)%
Petrobras Global Finance BV 7.25%, 3/17/44	U.S.$	(400)	$(392,900)

Utility – (1.0)%
Electric – (1.0)%
RWE AG 7.00%, 10/12/72(a)		(200)	(215,600)

Total Corporates – Investment Grade (proceeds $5,757,673)			(5,706,363)

QUASI-SOVEREIGNS – (1.1)%
Quasi-Sovereign Bonds – (1.1)%
Venezuela – (1.1)%
Petroleos de Venezuela SA 5.375%, 4/12/27(a) (proceeds $346,552)		(600)	(240,060)

EMERGING MARKETS – SOVEREIGNS – (0.9)%
Venezuela – (0.9)%
Venezuela Government International Bond 9.375%, 1/13/34 (proceeds $156,839)		(400)	(181,000)

Total Securities Sold Short (proceeds $12,929,398)			(12,678,315)

Total Investments, Net of Securities Sold Short – 24.6% (cost $5,242,893)			5,185,985
Other assets less liabilities – 75.4%			15,888,746

Net Assets – 100.0%			$21,074,731

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	3	June 2015	$121,602	$120,190	$(1,412)
U.S. T-Note 5 Yr (CBT) Futures	13	June 2015	1,547,223	1,561,727	14,504
U.S. T-Note 10 Yr (CBT) Futures	5	June 2015	636,844	641,875	5,031

Sold Contracts
U.S. Long Bond (CBT) Futures	2	June 2015	320,763	319,188	1,575

					$19,698

AB CREDIT LONG/SHORT PORTFOLIO •	25

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	TRY 294	USD 105	7/27/15	$(2,528)
Goldman Sachs Bank USA	USD 368	GBP 248	6/04/15	11,682
State Street Bank & Trust Co.	AUD 15	USD 12	5/15/15	(235)
State Street Bank & Trust Co.	CAD 135	USD 108	5/15/15	(4,155)
State Street Bank & Trust Co.	USD 8	AUD 10	5/15/15	87
State Street Bank & Trust Co.	DKK 365	USD 52	6/10/15	(2,432)
State Street Bank & Trust Co.	USD 105	TRY 294	7/27/15	2,349
UBS AG	USD 2,953	EUR 2,687	6/18/15	65,612

				$70,380

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(h)	64	$190.00	5/15/15	$1,533	$(576)
SPDR S&P 500 ETF Trust(h)	31	202.00	5/15/15	836	(1,953)
Tesla Motors, Inc.(h)	22	160.00	1/15/16	31,943	(17,545)

				$34,312	$(20,074)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 24, 5 Year Index	Barclays Bank PLC	Sell	0.01%	5/20/15	$1,400	$1,400	$(694)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put – USD vs. TRY	$3.01	7/24/15	TRY	632	$3,387	$(1,978)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)%	2.72%	$223	$(20,357)	$(7,707)
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)	2.72	126	(11,506)	(4,969)
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)	2.72	97	(8,851)	(3,265)

26	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)%	2.72%		$1,148	$(104,779)	$(53,987)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.00		970	(84,732)	(15,905)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.39		1,020	(77,866)	(7,188)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.64		2,500	(43,624)	405
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	1.79	EUR	90	(13,332)	(390)
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	1.79		780	(115,544)	(9,648)
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	1.79		570	(84,436)	2,692
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	(5.00)	2.72		370	(46,238)	(3,027)

Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	2.72		$1,188	108,408	24,441
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39		610	46,567	(391)

					$(456,290)	$(78,939)

*	Termination Date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$2,000	5/09/19	1.732%	3 Month LIBOR	$(42,711)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
ArcelorMittal, 6.125%, 6/01/18, 12/20/19*	(1.00)%	2.40%	EUR	160	$11,343	$14,130	$(2,787)

AB CREDIT LONG/SHORT PORTFOLIO •	27

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil, 4.25%, 1/07/25, 6/20/20*	(1.00)%	2.33%	$400	$24,704	$26,087	$(1,383)
United States Steel Corp., 6.65%, 6/01/37, 12/20/19*	(5.00)	4.73	210	(2,695)	(2,767)	72
Barclays Bank PLC:
Boyd Gaming Corp., 7.125%, 2/01/16, 3/20/20*	(5.00)	3.44	200	(14,532)	(10,657)	(3,875)
Citibank:
Dell, Inc., 7.10%, 5/15/28, 12/20/19*	(1.00)	1.64	200	5,826	10,121	(4,295)
J. C. Penney Company, Inc., 6.375%, 10/15/36, 6/20/16*	(5.00)	2.86	100	(2,999)	2,460	(5,459)
Koninklijke KPN N.V., 2/04/19, 6/20/20*	(1.00)	0.68	EUR	350	(6,889)	(6,336)	(553)
Quest Diagnostics Incorporated, 6.95%, 7/01/37, 12/20/19*	(1.00)	0.65	$500	(8,166)	3,230	(11,396)
Renault, 5.625%, 3/22/17, 12/20/19*	(1.00)	0.63	EUR	330	(6,585)	– 0	–	(6,585)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	(5.00)	6.77	$1,000	66,101	110,268	(44,167)
Credit Suisse International:
BellSouth Corp., 6.55%, 6/15/34, 9/20/19*	(1.00)	0.52	1,000	(21,430)	(21,531)	101
ConAgra Foods, Inc., 7.00%, 10/01/28, 12/20/21*	(1.00)	0.80	600	(7,533)	(5,758)	(1,775)
Fiat Chrysler Automobiles N.V., 5.625%, 6/12/17, 6/20/20*	(5.00)	1.79	EUR	190	(34,714)	(32,569)	(2,145)
Repsol SA, 4.875%, 2/19/19, 3/20/20*	(1.00)	0.89	200	(1,305)	1,184	(2,489)
The Western Union Co., 3.65%, 8/22/18, 9/20/17*	(1.00)	0.44	$600	(8,191)	(6,370)	(1,821)

28	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG:
Lloyds Bank PLC, 1.50%, 5/02/17, 12/20/19*	(1.00)%	0.58%	EUR	470	$(10,770)	$(11,269)	$499
Goldman Sachs Bank USA:
Stena Aktiebolag, 6.13%, 2/01/17, 12/20/19*	(5.00)	4.28		170	(6,262)	4,871	(11,133)
Goldman Sachs International:
British Telecommunications Public Ltd., Co., 5.75%, 12/07/28, 6/20/20*	(1.00)	0.48		960	(30,009)	(26,559)	(3,450)
Transocean, Inc., 7.375%, 4/15/18, 3/20/20*	(5.00)	6.60		$320	18,705	26,101	(7,396)
JPMorgan Chase Bank:
Kohl’s Corporation, 6.25%, 12/15/17, 6/20/17*	(1.00)	0.17		400	(7,627)	(3,725)	(3,902)

Sale Contracts
Bank of America, NA:
Genworth Holdings, Inc., 6.515%, 5/22/18, 6/20/20*	5.00	3.23		20	1,735	909	826
Barclays Bank PLC:
Assured Guaranty Municipal Corp., 6.11%, 6/29/15, 6/20/20*	5.00	3.67		20	1,313	1,623	(310)
Citibank:
Nabors Industries, Inc., 6.15%, 2/15/18, 6/20/20*	1.00	2.58		20	(1,456)	(2,466)	1,010
NRG Energy, Inc., 6.25%, 7/15/22, 6/20/19*	5.00	2.52		100	10,250	9,607	643
Safeway, Inc., 7.25%, 2/01/31, 6/20/20*	1.00	2.39		20	(1,299)	(1,798)	499
Staples, Inc., 2.75%, 1/12/18, 6/20/20*	1.00	1.64		20	(597)	(877)	280
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	6.77		1,200	(280,382)	(309,657)	29,275

AB CREDIT LONG/SHORT PORTFOLIO •	29

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Weatherford International LLC, 4.50%, 4/15/22, 6/20/20*	1.00%	2.41%	$20	$(1,294)	$(1,910)	$616
Credit Suisse International:
AT&T, Inc., 1.60%, 2/15/17, 9/20/19*	1.00	0.53	1,000	20,919	24,993	(4,074)
Avon Products, Inc., 6.50%, 3/01/19, 6/20/20*	1.00	5.66	20	(3,957)	(3,809)	(148)
Freeport-McMoRan, Inc., 3.55%, 3/01/22, 6/20/20*	1.00	2.26	20	(1,167)	(1,561)	394
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/20*	1.00	2.51	20	(1,402)	(1,660)	258
The Western Union Co., 3.65%, 8/22/18, 9/20/19*	1.00	1.10	400	(1,759)	(4,891)	3,132
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	6.77	20	(4,673)	(4,649)	(24)
JPMorgan Chase Bank:
Kohl’s Corporation, 6.25%, 12/15/17, 6/20/19*	1.00	0.50	400	8,662	(4,784)	13,446

				$(298,135)	$(230,019)	$(68,116)

*	Termination Date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
JPMorgan Chase Bank iBoxx $ Liquid High Yield Index	4,541	LIBOR Plus 0.00%	USD 1,075	6/22/15	$(6,363)

^	Less than $ 0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $744,665 or 3.5% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2015.

30	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

(c)	Convertible security.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2015.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Non-income producing security.

(g)	Floating Rate Security. Stated interest rate was in effect at April 30, 2015.

(h)	One contract relates to 100 shares.

(i)	Fair valued by the Adviser.

(j)	Illiquid security.

(k)	One contract relates to 1 share.

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(n)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

TRY – Turkish Lira

USD – United States Dollar

Glossary:

BBA – British Bankers Association

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	31

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $17,981,264)	$17,673,273
Affiliated issuers (cost $191,027)	191,027
Cash	12,764,367
Cash collateral due from broker	221,761
Foreign currencies, at value (cost $2,944,306)	3,016,939
Receivable for investment securities sold	1,059,678
Interest and dividends receivable	276,831
Upfront premium paid on credit default swaps	235,584
Unrealized appreciation on forward currency exchange contracts	79,730
Unrealized appreciation on credit default swaps	51,051
Receivable due from Adviser	22,592
Receivable for variation margin on exchange-traded derivatives	4,086
Prepaid expenses	1,636

Total assets	35,598,555

Liabilities
Options written, at value (premiums received $37,699)	22,052
Swaptions written, at value (premiums received $1,400)	694
Payable for securities sold short, at value (proceeds received $12,929,398)	12,678,315
Payable for investment securities purchased and foreign currency transactions	940,628
Upfront premium received on credit default swaps	465,603
Interest expense payable	196,735
Unrealized depreciation on credit default swaps	119,167
Unrealized depreciation on forward currency exchange contracts	9,350
Unrealized depreciation on total return swaps	6,363
Transfer Agent fee payable	1,493
Payable for variation margin on exchange-traded derivatives	1,342
Distribution fee payable	110
Accrued expenses	81,972

Total liabilities	14,523,824

Net Assets	$21,074,731

Composition of Net Assets
Capital stock, at par	$2,131
Additional paid-in capital	21,296,269
Undistributed net investment income	110,895
Accumulated net realized loss on investment and foreign currency transactions	(214,814)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(119,750)

$21,074,731

See notes to financial statements.

32	• AB CREDIT LONG/SHORT PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—9 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$134,861	13,653	$9.88	*

C	$100,307	10,191	$9.84

Advisor	$20,839,563	2,107,100	$9.89

*	The maximum offering price per share for Class A shares was $10.32 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Interest	$578,548
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $54)	48,812
Affiliated issuers	1,101
Other income	225	$628,686

Expenses
Advisory fee (see Note B)	94,535
Distribution fee—Class A	149
Distribution fee—Class C	365
Transfer agency—Class A	55
Transfer agency—Class C	44
Transfer agency—Advisor Class	9,535
Custodian	60,254
Amortization of offering expenses	42,303
Registration fees	35,026
Audit and tax	33,476
Administrative	30,032
Legal	18,927
Printing	11,246
Directors’ fees	3,706
Miscellaneous	10,227

Total expenses before expenses on securities sold short	349,880
Interest expense	290,212
Dividend expense on securities sold short	493
Broker fee	38,424

Total expenses	679,009
Less: expenses waived and reimbursed by the Adviser (see Note B)	(233,824)

Net expenses		445,185

Net investment income		183,501

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(477,931)
Securities sold short		493,056
Futures		(15,618)
Options written		40,019
Swaptions written		52,944
Swaps		(6,489)
Foreign currency transactions		(322,871)
Net change in unrealized appreciation/depreciation of:
Investments		69,972
Securities sold short		(30,009)
Futures		33,525
Options written		18,478
Swaptions written		(3,097)
Swaps		(172,775)
Foreign currency denominated assets and liabilities		89,692

Net loss on investment and foreign currency transactions		(231,104)

Net Decrease in Net Assets from Operations		$(47,603)

See notes to financial statements.

34	• AB CREDIT LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (unaudited)	May 7, 2014(a) to October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$183,501	$197,119
Net realized gain (loss) on investment transactions and foreign currency transactions	(236,890)	46,256
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,786	(125,536)

Net increase (decrease) in net assets from operations	(47,603)	117,839
Dividends to Shareholders from
Net investment income
Class A	(1,069)	(87)
Class C	(363)	(182)
Advisor Class	(201,440)	(101,727)
Capital Stock Transactions
Net increase	304,832	21,004,531

Total increase	54,357	21,020,374
Net Assets
Beginning of period	21,020,374	– 0	–

End of period (including undistributed net investment income of $110,895 and $130,266, respectively)	$21,074,731	$21,020,374

(a)	Commencement of operations.

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	35

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. The AB Credit Long/Short Portfolio commenced operations on May 7, 2014. The AB High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Credit Long/Short Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Credit Long/Short Portfolio. The Fund have authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with proce-

36	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

dures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may

AB CREDIT LONG/SHORT PORTFOLIO •	37

Notes to Financial Statements

use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio value it’s securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment

38	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$11,152,611		$124,500		$11,277,111
Corporates – Investment Grade		– 0	–	2,463,535		– 0	–	2,463,535
Common Stocks		1,135,000		– 0	–	2,498		1,137,498
Governments – Sovereign Agencies		– 0	–	619,500		– 0	–	619,500
Preferred Stocks		397,682		90,597		– 0	–	488,279
Collateralized Mortgage Obligations		– 0	–	– 0	–	403,254		403,254
Quasi-Sovereigns		– 0	–	295,750		– 0	–	295,750
Bank Loans		– 0	–	– 0	–	261,444		261,444
Emerging Markets – Sovereigns		– 0	–	220,500		– 0	–	220,500
Emerging Markets – Corporate Bonds		– 0	–	217,000		– 0	–	217,000
Agencies		– 0	–	129,030		– 0	–	129,030
Options Purchased – Puts		– 0	–	38,931		– 0	–	38,931
Warrants		9,259		– 0	–	4,157		13,416
Options Purchased – Calls		– 0	–	8,026		– 0	–	8,026
Short-Term Investments:
Investment Companies		191,027		– 0	–	– 0	–	191,027
U.S. Treasury Bills		– 0	–	99,999		– 0	–	99,999
Liabilities:
Corporates – Non-Investment Grade		– 0	–	(6,550,892)		– 0	–	(6,550,892)
Corporates – Investment Grade		– 0	–	(5,706,363)		– 0	–	(5,706,363)
Quasi-Sovereigns		– 0	–	(240,060)		– 0	–	(240,060)
Emerging Markets – Sovereigns		– 0	–	(181,000)		– 0	–	(181,000)

Total Investments in Securities		1,732,968		2,657,164		795,853		5,185,985

AB CREDIT LONG/SHORT PORTFOLIO •	39

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments* :
Assets:
Futures	$21,110	$	– 0	–	$	– 0	–	$21,110	#
Forward Currency Exchange Contracts	– 0	–	79,730	– 0	–	79,730
Centrally Cleared Credit Default Swaps	– 0	–	27,538	– 0	–	27,538	#
Credit Default Swaps	– 0	–	51,051	– 0	–	51,051
Liabilities:
Futures	– 0	–	(1,412)	– 0	–	(1,412	)#
Forward Currency Exchange Contracts	– 0	–	(9,350)	– 0	–	(9,350)
Put Options Written	– 0	–	(20,074)	– 0	–	(20,074)
Credit Default Swaptions Written	– 0	–	(694)	– 0	–	(694)
Currency Options Written	– 0	–	(1,978)	– 0	–	(1,978)
Centrally Cleared Credit Default Swaps	– 0	–	(106,477)	– 0	–	(106,477	)#
Centrally Cleared Interest Rate Swaps	– 0	–	(42,711)	– 0	–	(42,711	)#
Credit Default Swaps	– 0	–	(119,167)	– 0	–	(119,167)
Total Return Swaps	– 0	–	(6,363)	– 0	–	(6,363)

Total^	$1,754,078	$2,507,257	$795,853	$5,057,188

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include Options and Swaptions written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade		Common Stocks			Collateralized Mortgage Obligations
Balance as of 10/31/14	$124,800		$	– 0	–	$699,902
Accrued discounts/(premiums)	(216)			– 0	–	(85)
Realized gain (loss)	– 0	–		– 0	–	(11,804)
Change in unrealized appreciation/depreciation	(84)			714		12,745
Purchases/Payups	– 0	–		1,784		– 0	–
Sales/Paydowns	– 0	–		– 0	–	(297,504)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 4/30/15	$124,500			$2,498		$403,254

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*	$(84)			$714		$(2,695)

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Notes to Financial Statements

	Bank Loans		Warrants			Total
Balance as of 10/31/14	$466,414		$	– 0	–	$1,291,116
Accrued discounts/(premiums)	(32)			– 0	–	(333)
Realized gain (loss)	(7,635)			– 0	–	(19,439)
Change in unrealized appreciation/depreciation	1,115			(831)		13,659
Purchases/Payups	– 0	–		4,988		6,772
Sales/Paydowns	(198,418)			– 0	–	(495,922)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 4/30/15	$261,444			$4,157		$795,853

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*	$(2,568)			$(831)		$(5,464)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of April 30, 2015 all Level 3 securities were priced by third party vendors or using prior transaction, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

AB CREDIT LONG/SHORT PORTFOLIO •	41

Notes to Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are

42	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $42,303 were deferred and amortized on a straight line basis over a one year period starting from May 7, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .90% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.35%, 2.10%, and 1.10% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Under the agreement, any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before January 29, 2016. For the six months ended April 30, 2015, such reimbursements/waivers amounted to $203,792.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2015, the Adviser voluntarily agreed to waive such fees amounted to $30,032.

AB CREDIT LONG/SHORT PORTFOLIO •	43

Notes to Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $29 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended April 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$ 2,038	$13,262	$15,109	$191	$1

Brokerage commissions paid on investment transactions for the six months ended April 30, 2015 amounted to $11,957, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the

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Notes to Financial Statements

distribution costs reimbursed by the Portfolio in the amounts of $-0- for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 15,613,847	$15,495,091	$6,212,980	$11,730,442

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross Unrealized
Appreciation on Investments	Depreciation on Investments	Net Unrealized Depreciation on Investments	Net Unrealized Appreciation on Securities Sold Short	Net Unrealized Depreciation
$ 329,229	$(637,220)	$(307,991)	$251,083(a)	$(56,908)

(a)	Gross unrealized appreciation was $407,334 and gross unrealized depreciation was $(156,251), resulting in net unrealized appreciation of $251,083.

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect

AB CREDIT LONG/SHORT PORTFOLIO •	45

Notes to Financial Statements

correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward

46	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

AB CREDIT LONG/SHORT PORTFOLIO •	47

Notes to Financial Statements

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2015, the Portfolio held purchased options for hedging and non-hedging purposes. During the six months ended April 30, 2015, the Portfolio held written options for hedging and non-hedging purposes.

For the six months ended April 30, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	308		$33,464
Options written	632,859		90,292
Options expired	(378)		(45,370)
Options bought back	(572)		(40,687)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/15	632,217		$37,699

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/14	5,180,000		$13,411
Swaptions written	11,820,000		40,934
Swaptions expired	(15,600,000)		(52,945)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/15	1,400,000		$1,400

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the

48	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized

AB CREDIT LONG/SHORT PORTFOLIO •	49

Notes to Financial Statements

gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio

50	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2015, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding in the amount of $3,998,057.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended April 30, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio

AB CREDIT LONG/SHORT PORTFOLIO •	51

Notes to Financial Statements

is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

52	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

At April 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$21,110	*	Receivable/Payable for variation margin on exchange-traded derivatives	$42,711	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	27,538	*	Receivable/Payable for variation margin on exchange-traded derivatives	106,477	*

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	1,412	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	79,730		Unrealized depreciation on forward currency exchange contracts	9,350

Interest rate contracts	Investments in securities, at value	2,746

Foreign exchange contracts	Investments in securities, at value	3,788

Credit contracts	Investments in securities, at value	3,977

Equity contracts	Investments in securities, at value	36,446

Foreign exchange contracts				Options written, at value	1,978

Credit contracts				Swaptions written, at value	694

Equity contracts				Options written, at value	20,074

Credit contracts	Unrealized appreciation on credit default swaps	51,051		Unrealized depreciation on credit default swaps	119,167

Equity contracts				Unrealized depreciation on total return swaps	6,363

Total		$226,386			$308,226

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB CREDIT LONG/SHORT PORTFOLIO •	53

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(30,341)		$31,048

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	14,723		2,477

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	11,769		62,110

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,400)		(4,973)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	879

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(85,818)		5,848

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(139,130)		(7,918)

54	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$	– 0	–	$1,409

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written		52,944		(3,097)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written		40,019		17,069

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(15,700)		(17,919)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		3,820		(128,900)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		5,391		(25,956)

Total			$(143,723)		$(67,923)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2015:

Futures:
Average original value of buy contracts	$2,118,300
Average original value of sale contracts	$1,225,460
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,710,376
Average principal amount of sale contracts	$717,461
Purchased Options:
Average monthly cost	$126,847
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,000,000

AB CREDIT LONG/SHORT PORTFOLIO •	55

Notes to Financial Statements

Credit Default Swaps:
Average notional amount of buy contracts	$6,433,986
Average notional amount of sale contracts	$2,816,608
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,555,049
Average notional amount of sale contracts	$1,935,295
Total Return Swaps:
Average notional amount	$1,666,667	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$39,756	$(21,416)	$	– 0	–	$	– 0	–	$18,340

Total	$39,756	$(21,416)	$	– 0	–	$	– 0	–	$18,340

OTC Derivatives:
Bank of America, NA	$37,782	$(2,695)	$	– 0	–	$	– 0	–	$35,087
Barclays Bank PLC	5,290	(5,290)	– 0	–	– 0	–	– 0	–
Citibank	82,177	(82,177)	– 0	–	– 0	–	– 0	–
Credit Suisse International	20,919	(20,919)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	4,382	(4,382)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	33,315	(33,315)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank	8,662	(8,662)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	2,436	(2,436)	– 0	–	– 0	–	– 0	–
UBS AG	65,612	– 0	–	– 0	–	– 0	–	65,612

Total	$260,575	$(159,876)	$	– 0	–	$	– 0	–	$100,699	^

56	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$21,416	$(21,416)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$21,416	$(21,416)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$2,695	$(2,695)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	15,226	(5,290)		– 0	–		– 0	–		9,936
Citibank	309,667	(82,177)		– 0	–		(50,000)			177,490
Credit Suisse International	86,131	(20,919)		– 0	–		– 0	–		65,212
Deutsche Bank AG	15,276	(4,382)		– 0	–		– 0	–		10,894
Goldman Sachs Bank USA/ Goldman Sachs International	36,271	(33,315)		– 0	–		– 0	–		2,956
JPMorgan Chase Bank	13,990	(8,662)		– 0	–		– 0	–		5,328
State Street Bank & Trust Co.	6,822	(2,436)		– 0	–		– 0	–		4,386

Total	$486,078	$(159,876)	$	– 0	–		$(50,000)			$276,202	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Strategy may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace

AB CREDIT LONG/SHORT PORTFOLIO •	57

Notes to Financial Statements

the borrowed securities at their market price at the time of settlement. The Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2015 (unaudited)	May 7, 2014(a) to October 31, 2014		Six Months Ended April 30, 2015 (unaudited)	May 7, 2014(a) to October 31, 2014

Class A
Shares sold	6,106	8,408		$60,249	$83,942

Shares issued in reinvestment of dividends	101	4		984	41

Shares redeemed	(966)	– 0	–	(9,453)	– 0	–

Net increase	5,241	8,412		$51,780	$83,983

Class C
Shares sold	5,701	4,445		$56,059	$44,511

Shares issued in reinvestment of dividends	31	14		308	141

Net increase	5,732	4,459		$56,367	$44,652

Advisor Class
Shares sold	92,698	2,095,777		$915,129	$20,956,109

Shares issued in reinvestment of dividends	1,369	162		13,427	1,617

Shares redeemed	(74,618)	(8,288)		(731,871)	(81,830)

Net increase	19,449	2,087,651		$196,685	$20,875,896

(a)	Commencement of operations.

At April 30, 2015 the Adviser owns approximately 93.85% of the Portfolio’s outstanding shares.

58	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses

AB CREDIT LONG/SHORT PORTFOLIO •	59

Notes to Financial Statements

for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Portfolio may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited since it is based on the increase in value of the security sold short by the Portfolio. In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Portfolio’s NAV or greater losses for the Portfolio.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Indemnification Risk—In the ordinary course of business, the Portfolio enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year. The tax character

60	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

of distributions paid during the fiscal year ended October 31, 2014 was as follows:

2014
Distributions paid from:
Ordinary income	$101,996

Total taxable distributions	$101,996

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$121,675
Unrealized appreciation/(depreciation)	(86,349	)(a)

Total accumulated earnings/(deficit)	$35,326	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB CREDIT LONG/SHORT PORTFOLIO •	61

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2015 (unaudited)	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 10.00	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.08
Net realized and unrealized loss on investment and foreign currency transactions	(.11)	(.03)

Net increase (decrease) in net asset value from operations	(.04)	.05

Less: Dividends
Dividends from net investment income	(.08)	(.05)

Net asset value, end of period	$ 9.88	$ 10.00

Total Return
Total investment return based on net asset value(d)	(.45)%	.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$135	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	4.54%	3.56%
Expenses, before waivers/reimbursements(e)^	6.81%	4.29%
Net investment income(c)^	1.47%	1.79%
Portfolio turnover rate	86%	69%
Portfolio turnover rate (including securities sold short)	77%	102%

See footnote summary on page 64.

62	• AB CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2015 (unaudited)	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.97	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.06
Net realized and unrealized loss on investment and foreign currency transactions	(.11)	(.05)

Net increase (decrease) in net asset value from operations	(.07)	.01

Less: Dividends
Dividends from net investment income	(.06)	(.04)

Net asset value, end of period	$ 9.84	$ 9.97

Total Return
Total investment return based on net asset value(d)	(.84)%	.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100	$44
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	5.31%	4.18%
Expenses, before waivers/reimbursements(e)^	7.61%	6.31%
Net investment income(c)^	.75%	1.21%
Portfolio turnover rate	86%	69%
Portfolio turnover rate (including securities sold short)	77%	102%

See footnote summary on page 64.

AB CREDIT LONG/SHORT PORTFOLIO •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2015 (unaudited)	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.12)	(.04)

Net increase (decrease) in net asset value from operations	(.03)	.06

Less: Dividends
Dividends from net investment income	(.09)	(.05)

Net asset value, end of period	$ 9.89	$ 10.01

Total Return
Total investment return based on net asset value(d)	(.35)%	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,840	$20,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	4.23%	2.79%
Expenses, before waivers/reimbursements(e)^	6.46%	5.37%
Net investment income(c)^	1.75%	2.01%
Portfolio turnover rate	86%	69%
Portfolio turnover rate (including securities sold short)	77%	102%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	Six Months Ended April 30, 2015 (unaudited)	May 7, 2014(a) to October 31, 2014
Class A
Net of waivers/reimbursements^	1.35%	1.35%
Before waivers/reimbursements^	3.62%	2.08%
Class C
Net of waivers/reimbursements^	2.10%	2.10%
Before waivers/reimbursements^	4.41%	4.24%
Advisor Class
Net of waivers/reimbursements^	1.10%	1.10%
Before waivers/reimbursements^	3.33%	3.68%

^	Annualized.

See notes to financial statements.

64	• AB CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Robert Schwartz(2), Vice President

Ashish C. Shah(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Credit Long/Short Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy, Schwartz and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB CREDIT LONG/SHORT PORTFOLIO •	65

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Credit Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is to seek absolute return over a full market cycle, which typically for fixed income markets is three to five years. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in long and short positions in credit-related instruments, which include corporate bonds, convertible fixed income securities, preferred stocks, U.S. government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities, and loan participations. The Portfolio’s long and short positions may relate to fixed income securities below investment grade. While the Portfolio’s investments are focused on U.S. denominated securities, the Portfolio may invest to a lesser extent in securities denominated in foreign currencies. The Portfolio may hold a currency even if it does not hold any securities in that currency.

The Portfolio may also utilize derivative instruments for a variety of reasons, including providing long or short exposure to fixed income markets or particular fixed income securities, obtaining foreign currency exposure and for hedging purposes. In addition, the Portfolio may borrow money or enter into transactions such as reverse repurchase agreements for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Portfolio’s gross exposure, including long and short exposure but not including cash or cash equivalents, may exceed its net assets.

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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The Adviser proposed the Bank of America Merrill Lynch 3-Month U.S. T-Bill Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective Alternative Credit Focus and Non-Traditional Bond categories.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

3	Jones v. Harris at 1427.

AB CREDIT LONG/SHORT PORTFOLIO •	67

Portfolio	Advisory Fee
Credit Long/Short Portfolio[4]	0.90% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolios are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[5]	Fiscal Year End
Credit Long/Short Portfolio	Class A Class C Class R Class K Class I Advisor Class 1 Class 2 Class Z	1.35% 2.05% 1.55% 1.30% 1.05% 1.05% 1.15% 1.05% 1.05%	1.39% 2.16% 1.86% 1.55% 1.22% 1.14% 1.22% 1.12% 1.12%	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications

4	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized had the Adviser proposed to implement either of the NYAG related fee schedule. The advisory fee schedule for the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, 60 bp on the balance.

5	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

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required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB CREDIT LONG/SHORT PORTFOLIO •	69

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)8 and the Portfolio’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Credit Long/Short Portfolio[11]	0.900	0.725	8/10

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

11	Note that one of the Portfolio’s EG peer is excluded from the contractual management fee comparison due to the fund’s all-inclusive fee.

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as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Credit Long/Short Portfolio	1.350	1.191	9/11	1.184	19/24

Based on this analysis, the Portfolio’s contractual management fee and total expense ratio are higher than the medians of the Portfolio’s EG and EU.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

AB CREDIT LONG/SHORT PORTFOLIO •	71

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

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In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the proposed contractual management fee and total expense ratio for the Portfolio, both of which are higher than the medians. The Senior Office recommended that the Directors consider discussing with the Adviser the Portfolio’s anticipated leverage in light of the Portfolio’s investment advisory fee. The Senior Officer also recommended that the Directors consider discussing with the Adviser adding breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 5, 2014

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB CREDIT LONG/SHORT PORTFOLIO •	73

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

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AB Family of Funds

NOTES

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NOTES

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AB CREDIT LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CLS-0152-0415

APR    04.30.15

SEMI-ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 11, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB High Yield Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2015. The Fund commenced operations on July 15, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein High Yield Portfolio to AB High Yield Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management. At least 80% of the Fund’s net assets will under normal circumstances be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service (“Moody’s”) or BB+ or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of U.S. issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six-month period ended April 30, 2015 and the period since the Fund’s inception on July 15, 2014 through April 30, 2015.

All share classes of the Fund underperformed the benchmark for the six-month period, excluding Advisor Class

AB HIGH YIELD PORTFOLIO •	1

shares; all share classes outperformed the benchmark during the period since inception, excluding Class C shares. Overall, security selection, particularly in the Fund’s energy and consumer cyclical holdings, contributed for both periods relative to the benchmark. Industry allocation, specifically an overweight in banks and an underweight in basics and energy, also contributed. Within sector positioning, an allocation to bank loans and commercial mortgage-backed securities contributed to performance for both periods. Yield curve positioning detracted for both periods, specifically an underweight in the five-year maturity bucket. Currency positioning contributed during the period since inception, led by underweights to the Japanese yen and New Zealand dollar, and an overweight to the Brazilian real.

The Fund utilized derivatives in the form of Treasury futures, written options and credit default swaps for hedging and investment purposes, interest rate swaps for hedging purposes and total return swaps for investment purposes, which had an immaterial impact on performance during both periods, in absolute terms. Currency forwards for hedging and investment purposes had an immaterial impact for the six-month period, and added to returns for the period since inception; purchased options for hedging and investment purposes detracted for both periods.

Market Review and Investment Strategy

Bond markets were volatile during both periods, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging market debt, complicating efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015 but remain well below where they were a year ago.

These dynamics helped push developed market government bond yields lower; even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields were in negative territory. However, global 10-year maturity yields started to rise in April 2015. After struggling late in 2014, credit markets rebounded modestly in the first quarter of 2015, and most credit sectors outperformed government debt.

Credit fundamentals remained generally solid, and the Fund’s Investment Policy Team (the “Team”) continues to look for opportunities in periods of volatility, while emphasizing the importance of security selection. The Team cautions against the reach for yield, and remains selective in the Fund’s exposure to CCC-rated bonds. The Fund’s holdings are well-diversified at the sector and issuer levels.

2	• AB HIGH YIELD PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Corporate High Yield 2% Issuer Capped Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate High Yield Index. The Barclays U.S. Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perception of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB HIGH YIELD PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB High Yield Portfolio
Class A	1.32%	1.37%

Class C	0.91%	0.74%

Advisor Class†	1.55%	1.69%

Class R†	1.20%	1.18%

Class K†	1.33%	1.37%

Class I†	1.45%	1.57%

Class Z†	1.45%	1.57%

Barclays U.S. Corporate HY 2% Issuer Capped Index	1.52%	1.00%

*    Inception date: 7/15/2014.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			-0.24%
Since Inception†	1.37%	-2.91%

Class C Shares			-0.99%
Since Inception†	0.74%	-0.24%

Advisor Class Shares‡			0.01%
Since Inception†	1.69%	1.69%

Class R Shares‡			1.87%
Since Inception†	1.18%	1.18%

Class K Shares‡			2.13%
Since Inception†	1.37%	1.37%

Class I Shares‡			2.41%
Since Inception†	1.57%	1.57%

Class Z Shares‡			2.39%
Since Inception†	1.57%	1.57%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 49.84%, 56.89%, 33.51%, 4.84%, 4.56%, 4.27% and 4.30% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses to 1.05%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80% and 0.80% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2015.

†	Inception date: 7/15/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB HIGH YIELD PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception†	-3.82%

Class C Shares
Since Inception†	-1.12%

Advisor Class Shares‡
Since Inception†	0.61%

Class R Shares‡
Since Inception†	0.24%

Class K Shares‡
Since Inception†	0.42%

Class I Shares‡
Since Inception†	0.59%

Class Z Shares‡
Since Inception†	0.59%

†	Inception date: 7/15/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB HIGH YIELD PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.20	$5.24	1.05%
Hypothetical**	$1,000	$1,019.59	$5.26	1.05%
Class C
Actual	$1,000	$1,009.10	$8.97	1.80%
Hypothetical**	$1,000	$1,015.87	$9.00	1.80%
Advisor Class
Actual	$1,000	$1,015.50	$4.00	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
Class R
Actual	$1,000	$1,012.00	$6.49	1.30%
Hypothetical**	$1,000	$1,018.35	$6.51	1.30%
Class K
Actual	$1,000	$1,013.30	$5.24	1.05%
Hypothetical**	$1,000	$1,019.59	$5.26	1.05%
Class I
Actual	$1,000	$1,014.50	$4.00	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
Class Z
Actual	$1,000	$1,014.50	$4.00	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB HIGH YIELD PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $18.1

*	All data are as of April 30, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Options Purchased—Calls and Options Purchased—Puts and Warrants.

AB HIGH YIELD PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 76.4%
Industrial – 60.6%
Basic – 4.3%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	20	$21,200
Aleris International, Inc. 7.625%, 2/15/18		30	30,975
7.875%, 11/01/20		10	10,327
ArcelorMittal 6.125%, 6/01/18		73	77,927
6.25%, 3/01/21		10	10,458
7.50%, 3/01/41		28	28,630
7.75%, 10/15/39		51	52,657
Arch Coal, Inc. 7.25%, 6/15/21		30	6,450
Ashland, Inc. 3.875%, 4/15/18		45	46,350
Axiall Corp. 4.875%, 5/15/23		40	40,400
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(a)		18	12,915
8.25%, 3/31/20(a)		17	16,681
Commercial Metals Co. 6.50%, 7/15/17		25	26,375
FMG Resources August 206 Pty Ltd. 6.875%, 4/01/22(a)		25	18,938
9.75%, 3/01/22(a)		14	14,429
Hexion, Inc. 8.875%, 2/01/18		9	8,021
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		10	8,348
Lundin Mining Corp. 7.50%, 11/01/20(a)		15	15,752
7.875%, 11/01/22(a)		15	15,900
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)		52	13,130
Molycorp, Inc. 10.00%, 6/01/20		19	9,429
Momentive Performance Materials, Inc. 3.88%, 10/24/21		40	35,800
8.875%, 10/15/20(b)(c)		40	– 0	–
Novelis, Inc. 8.75%, 12/15/20		30	32,025
Peabody Energy Corp. 6.00%, 11/15/18		29	22,856
Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		40	40,728
11.25%, 10/15/18		6	6,090

10	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25	U.S.$	40	$50,100
Steel Dynamics, Inc. 6.125%, 8/15/19		35	37,362
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		8	6,920
9.75%, 12/01/17		30	31,428
TPC Group, Inc. 8.75%, 12/15/20(a)		16	15,280
W.R. Grace & Co.-Conn 5.125%, 10/01/21(a)		12	12,510

			776,391

Capital Goods – 6.8%
Apex Tool Group LLC 7.00%, 2/01/21(a)		20	18,950
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)		200	203,000
Berry Plastics Corp. 5.50%, 5/15/22		20	20,725
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 5.625%, 12/15/16(a)		30	30,375
6.00%, 6/15/17(a)		10	10,125
Bombardier, Inc. 6.00%, 10/15/22(a)		35	32,900
6.125%, 1/15/23(a)		74	70,722
7.50%, 3/15/25(a)		29	28,746
CNH Industrial Capital LLC 3.375%, 7/15/19(a)		15	14,700
3.625%, 4/15/18		60	60,150
EnerSys 5.00%, 4/30/23(a)		10	10,113
EnPro Industries, Inc. 5.875%, 9/15/22(a)		16	16,720
HD Supply, Inc. 7.50%, 7/15/20		60	64,350
11.50%, 7/15/20		15	17,550
KLX, Inc. 5.875%, 12/01/22(a)		15	15,112
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		30	32,100
Masco Corp. 7.125%, 3/15/20		30	35,025
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		8	5,846

AB HIGH YIELD PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Owens-Illinois, Inc. 7.80%, 5/15/18	U.S.$	25	$28,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		40	41,800
8.25%, 2/15/21		100	106,375
9.00%, 4/15/19		100	104,750
Sealed Air Corp. 4.875%, 12/01/22(a)		5	5,138
6.875%, 7/15/33(a)		75	78,000
SPX Corp. 6.875%, 9/01/17		55	59,950
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		16	17,480
TransDigm, Inc. 6.00%, 7/15/22		30	30,187
6.50%, 7/15/24		30	30,445
United Rentals North America, Inc. 5.50%, 7/15/25		39	39,509

			1,228,968

Communications - Media – 8.7%
Acosta, Inc. 7.75%, 10/01/22(a)		10	10,225
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23		60	59,307
5.375%, 5/01/25(a)		7	6,878
5.75%, 1/15/24		28	28,350
5.875%, 5/01/27(a)		14	13,790
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		30	30,044
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, 11/15/22		35	37,012
7.625%, 3/15/20		31	32,628
Crown Media Holdings, Inc. 10.50%, 7/15/19		20	21,300
CSC Holdings LLC 5.25%, 6/01/24(a)		20	20,825
7.625%, 7/15/18		60	67,800
DISH DBS Corp. 5.875%, 11/15/24		45	44,325
6.75%, 6/01/21		105	111,177
Gannett Co., Inc. 4.875%, 9/15/21(a)		25	25,688
5.125%, 7/15/20		5	5,235
5.50%, 9/15/24(a)		7	7,280
6.375%, 10/15/23		40	43,300

12	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hughes Satellite Systems Corp. 7.625%, 6/15/21	U.S.$	50	$55,750
iHeartCommunications, Inc. 6.875%, 6/15/18		70	64,050
9.00%, 12/15/19-9/15/22		60	58,650
Intelsat Jackson Holdings SA 5.50%, 8/01/23		95	89,419
7.25%, 10/15/20		100	103,112
LIN Television Corp. 5.875%, 11/15/22(a)		9	9,270
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		20	21,200
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		17	18,020
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		35	35,192
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.625%, 2/15/24(a)		10	10,375
Radio One, Inc. 7.375%, 4/15/22(a)		20	20,200
9.25%, 2/15/20(a)		26	24,570
RR Donnelley & Sons Co. 7.25%, 5/15/18		30	33,300
8.25%, 3/15/19		20	23,150
Sinclair Television Group, Inc. 5.375%, 4/01/21		20	20,255
5.625%, 8/01/24(a)		50	50,875
6.125%, 10/01/22		30	31,650
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)		10	9,700
5.375%, 4/15/25(a)		16	16,080
6.00%, 7/15/24(a)		51	52,912
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		55	56,375
Time, Inc. 5.75%, 4/15/22(a)		30	29,306
Townsquare Media, Inc. 6.50%, 4/01/23(a)		19	19,143
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		98	98,941
Videotron Ltd. 5.00%, 7/15/22		55	56,749

			1,573,408

Communications - Telecommunications – 6.7%
Altice SA 7.625%, 2/15/25(a)		200	203,000

AB HIGH YIELD PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CenturyLink, Inc. Series T 5.80%, 3/15/22	U.S.$	10	$10,375
Series U 7.65%, 3/15/42		70	70,350
Series W 6.75%, 12/01/23		27	29,208
CommScope, Inc. 5.50%, 6/15/24(a)		10	10,075
Frontier Communications Corp. 6.25%, 9/15/21		34	33,745
7.125%, 3/15/19		20	21,800
7.625%, 4/15/24		30	30,562
7.875%, 1/15/27		10	9,925
9.00%, 8/15/31		10	10,525
Level 3 Communications, Inc. 8.875%, 6/01/19		20	20,950
Level 3 Financing, Inc. 7.00%, 6/01/20		40	42,850
SBA Communications Corp. 5.625%, 10/01/19		20	21,000
Sprint Capital Corp. 6.875%, 11/15/28		52	47,060
8.75%, 3/15/32		45	46,125
Sprint Communications, Inc. 6.00%, 11/15/22		40	37,800
9.00%, 11/15/18(a)		50	56,890
Sprint Corp. 7.125%, 6/15/24		10	9,613
7.25%, 9/15/21		30	30,112
7.875%, 9/15/23		85	85,319
T-Mobile USA, Inc. 6.25%, 4/01/21		50	52,250
6.375%, 3/01/25		30	30,810
6.542%, 4/28/20		55	58,022
6.625%, 4/01/23		45	46,719
Telecom Italia Capital SA 6.375%, 11/15/33		110	118,634
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		10	10,600
Windstream Corp. 7.50%, 4/01/23		20	18,950
8.125%, 9/01/18		30	31,338
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23(a)		22	22,110

			1,216,717

14	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.9%
Affinia Group, Inc. 7.75%, 5/01/21	U.S.$	30	$31,200
Banque PSA Finance SA 4.375%, 4/04/16(a)		30	30,825
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		40	41,450
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		25	23,313
General Motors Financial Co., Inc. 2.625%, 7/10/17		20	20,242
3.25%, 5/15/18		20	20,454
3.50%, 7/10/19		75	76,809
LKQ Corp. 4.75%, 5/15/23		55	54,175
Navistar International Corp. 8.25%, 11/01/21		20	19,775
Titan International, Inc. 6.875%, 10/01/20		20	18,150

			336,393

Consumer Cyclical - Entertainment – 0.3%
Pinnacle Entertainment, Inc. 7.50%, 4/15/21		20	21,150
Regal Entertainment Group 5.75%, 3/15/22		20	20,550
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		15	16,631

			58,331

Consumer Cyclical - Other – 3.0%
Beazer Homes USA, Inc. 5.75%, 6/15/19		20	19,700
Boyd Gaming Corp. 9.00%, 7/01/20		50	54,000
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(d)		5	3,838
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		20	20,000
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22(a)		40	31,800
DR Horton, Inc. 6.50%, 4/15/16		60	62,550
Isle of Capri Casinos, Inc. 5.875%, 3/15/21(a)		9	9,293
KB Home 4.75%, 5/15/19		15	14,887

AB HIGH YIELD PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lennar Corp. Series B 6.50%, 4/15/16	U.S.$	50	$51,875
M/I Homes, Inc. 8.625%, 11/15/18		40	41,600
Marina District Finance Co., Inc. 9.875%, 8/15/18		20	20,850
MGM Resorts International 6.625%, 7/15/15		55	55,412
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		25	25,812
Penn National Gaming, Inc. 5.875%, 11/01/21		20	19,950
PulteGroup, Inc. 6.375%, 5/15/33		4	4,140
7.875%, 6/15/32		2	2,330
Ryland Group, Inc. (The) 6.625%, 5/01/20		20	21,750
Scientific Games International, Inc. 7.00%, 1/01/22(a)		18	18,765
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		4	4,110
6.125%, 4/01/25(a)		7	7,175
Standard Pacific Corp. 8.375%, 5/15/18		15	17,231
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875%, 4/15/23(a)		14	14,263
Toll Brothers Finance Corp. 4.00%, 12/31/18		10	10,300
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		13	13,049

			544,680

Consumer Cyclical - Restaurants – 0.1%
1011778 BC. ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		22	22,715

Consumer Cyclical - Retailers – 2.5%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)		40	41,900
Cash America International, Inc. 5.75%, 5/15/18		30	31,125
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(e)		45	38,250
Family Tree Escrow LLC 5.75%, 3/01/23(a)		48	50,400

16	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Group 1 Automotive, Inc. 5.00%, 6/01/22(a)	U.S.$	20	$20,100
L Brands, Inc. 8.50%, 6/15/19		50	60,250
Levi Strauss & Co. 5.00%, 5/01/25(a)		22	21,986
6.875%, 5/01/22		15	16,406
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)		10	10,600
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(e)		16	17,200
Rite Aid Corp. 6.125%, 4/01/23(a)		90	93,263
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)		33	34,980
Wolverine World Wide, Inc. 6.125%, 10/15/20		10	10,625

			447,085

Consumer Non-Cyclical – 10.8%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23(a)		7	7,158
Air Medical Merger Sub Corp. 6.375%, 5/15/23(a)		25	24,281
Alere, Inc. 6.50%, 6/15/20		17	17,680
8.625%, 10/01/18		40	41,500
Amsurg Corp. 5.625%, 7/15/22		20	20,304
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375 % PIK), 9/15/18(a)(e)		4	3,570
9.25%, 2/15/19(a)		10	10,238
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(e)		36	36,720
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		150	159,187
7.125%, 7/15/20		15	16,088
Concordia Healthcare Corp. 7.00%, 4/15/23(a)		6	6,090
Constellation Brands, Inc. 7.25%, 5/15/17		40	44,120
Crimson Merger Sub, Inc. 6.625%, 5/15/22(a)		10	8,888
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		33	32,938

AB HIGH YIELD PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	10	$10,125
Endo Finance LLC/Endo Finco, Inc. 7.00%, 7/15/19(a)		80	83,400
Envision Healthcare Corp. 5.125%, 7/01/22(a)		20	20,600
HCA, Inc. 4.25%, 10/15/19		153	159,885
5.375%, 2/01/25		19	19,950
6.50%, 2/15/20		80	91,200
HJ Heinz Co. 4.875%, 2/15/25(a)		45	49,140
HRG Group, Inc. 7.75%, 1/15/22		10	10,038
7.875%, 7/15/19		28	29,747
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		65	67,437
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(e)		35	35,787
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		50	53,750
Kindred Healthcare, Inc. 8.00%, 1/15/20(a)		35	37,758
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		50	53,812
Mallinckrodt International Finance SA 3.50%, 4/15/18		11	10,973
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		6	6,120
5.75%, 8/01/22(a)		18	18,630
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		10	10,500
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		20	21,375
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75%, 8/15/19		44	44,880
Post Holdings, Inc. 7.375%, 2/15/22		40	41,500
PRA Holdings, Inc. 9.50%, 10/01/23(a)		30	33,862
RSI Home Products, Inc. 6.50%, 3/15/23(a)		52	54,210
Salix Pharmaceuticals Ltd. 6.50%, 1/15/21(a)(f)		10	11,350

18	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Smithfield Foods, Inc. 5.25%, 8/01/18(a)	U.S.$	25	$25,625
5.875%, 8/01/21(a)		30	31,500
6.625%, 8/15/22		20	21,550
Spectrum Brands, Inc. 6.125%, 12/15/24(a)		7	7,420
6.375%, 11/15/20		30	31,800
6.625%, 11/15/22		20	21,400
Sun Products Corp. (The) 7.75%, 3/15/21(a)		20	17,625
Tenet Healthcare Corp. 4.50%, 4/01/21		25	24,906
6.875%, 11/15/31		78	72,930
8.00%, 8/01/20		60	62,775
8.125%, 4/01/22		23	25,099
United Surgical Partners International, Inc. 9.00%, 4/01/20		20	21,475
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		30	30,375
5.875%, 5/15/23(a)		57	58,496
6.125%, 4/15/25(a)		96	99,240

			1,957,007

Energy – 8.8%
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.125%, 11/01/20(a)		10	7,350
Antero Resources Corp. 5.125%, 12/01/22		20	19,900
5.625%, 6/01/23(a)		10	10,213
Basic Energy Services, Inc. 7.75%, 2/15/19		15	12,825
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		23	22,368
6.75%, 4/15/21		14	14,245
California Resources Corp. 6.00%, 11/15/24(a)		24	36,736
Canbriam Energy, Inc. 9.75%, 11/15/19(a)		11	11,275
Chaparral Energy, Inc. 7.625%, 11/15/22		15	12,000
CHC Helicopter SA 9.25%, 10/15/20		41	35,348
Chesapeake Energy Corp. 2.50%, 5/15/37(g)		60	57,787
4.875%, 4/15/22		20	18,450
6.875%, 11/15/20		35	35,962
Cimarex Energy Co. 4.375%, 6/01/24		5	5,063

AB HIGH YIELD PORTFOLIO •	19
Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cobalt International Energy, Inc. 2.625%, 12/01/19(g)	U.S.$	24	$18,420
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25%, 4/01/23(a)		16	16,720
Denbury Resources, Inc. 4.625%, 7/15/23		20	18,000
5.50%, 5/01/22		10	9,475
Energy Transfer Equity LP 5.875%, 1/15/24		20	21,000
Energy XXI Gulf Coast, Inc. 6.875%, 3/15/24(a)		35	13,913
7.75%, 6/15/19		10	4,744
11.00%, 3/15/20(a)		13	12,415
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		15	15,465
EXCO Resources, Inc. 8.50%, 4/15/22		12	7,170
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		50	49,250
Goodrich Petroleum Corp. 8.875%, 3/15/19		35	18,900
Halcon Resources Corp. 8.875%, 5/15/21		27	21,087
9.75%, 7/15/20		8	6,560
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		30	27,150
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22		30	29,700
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		28	23,660
Laredo Petroleum, Inc. 7.375%, 5/01/22		30	32,100
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		10	8,400
8.00%, 12/01/20		10	8,725
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		52	43,940
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875%, 12/01/24		20	20,688
Memorial Resource Development Corp. 5.875%, 7/01/22(a)		45	43,650
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.25%, 6/01/21		20	10,600

20	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)	U.S.$	20	$19,000
Oasis Petroleum, Inc. 6.875%, 3/15/22		30	30,525
Offshore Group Investment Ltd. 7.50%, 11/01/19		30	19,800
Paragon Offshore PLC 7.25%, 8/15/24(a)		60	24,900
PHI, Inc. 5.25%, 3/15/19		30	28,950
Precision Drilling Corp. 6.50%, 12/15/21		20	19,450
QEP Resources, Inc. 5.375%, 10/01/22		45	45,562
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		30	30,825
5.00%, 10/01/22		35	37,537
5.50%, 4/15/23		20	21,150
Rosetta Resources, Inc. 5.875%, 6/01/24		30	29,775
Sabine Oil & Gas Corp. 7.25%, 6/15/19		20	5,000
Sabine Pass Liquefaction LLC 5.625%, 3/01/25(a)		50	50,277
5.75%, 5/15/24		100	101,000
Sanchez Energy Corp. 6.125%, 1/15/23		28	27,440
7.75%, 6/15/21		20	20,850
SandRidge Energy, Inc. 7.50%, 2/15/23		15	9,900
Seven Generations Energy Ltd. 6.75%, 5/01/23(a)		7	7,131
8.25%, 5/15/20(a)		30	32,175
SM Energy Co. 5.00%, 1/15/24		20	19,650
Southern Star Central Corp. 5.125%, 7/15/22(a)		20	20,800
Swift Energy Co. 7.875%, 3/01/22		15	6,975
Tervita Corp. 8.00%, 11/15/18(a)		15	13,913
10.875%, 2/15/18(a)		20	13,800
Transocean, Inc. 3.00%, 10/15/17		40	38,600
6.80%, 3/15/38		45	34,425
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		20	17,100

AB HIGH YIELD PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vanguard Natural Resources LLC/VNR Finance Corp. 7.875%, 4/01/20	U.S.$	10	$9,925
W&T Offshore, Inc. 8.50%, 6/15/19		15	10,725
Whiting Petroleum Corp. 5.00%, 3/15/19		20	19,950
6.25%, 4/01/23(a)		33	34,135

			1,582,499

Other Industrial – 1.3%
General Cable Corp. 4.50%, 11/15/29(g)		17	12,952
5.75%, 10/01/22(h)		20	18,300
Interline Brands, Inc. 10.00%, 11/15/18(e)		24	25,200
Laureate Education, Inc. 10.00%, 9/01/19(a)		55	53,625
Modular Space Corp. 10.25%, 1/31/19(a)		28	22,680
NANA Development Corp. 9.50%, 3/15/19(a)		45	42,975
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		30	26,850
13.00% (6.00% Cash and 7.00% PIK), 3/15/18(e)		21	23,031
Safway Group Holding LLC/Safway Finance Corp. 7.00% , 5/15/18(a)		17	17,212

			242,825

Services – 0.6%
ADT Corp. (The) 2.25%, 7/15/17		15	14,925
4.125%, 4/15/19		20	20,312
6.25%, 10/15/21		20	21,500
IHS, Inc. 5.00%, 11/01/22(a)		15	15,000
Mobile Mini, Inc. 7.875%, 12/01/20		20	21,000
Sabre GLBL, Inc. 5.375%, 4/15/23(a)		9	9,180
ServiceMaster Co. LLC (The) 7.00%, 8/15/20		10	10,575

			112,492

Technology – 4.3%
Audatex North America, Inc. 6.00%, 6/15/21(a)		10	10,328
6.125%, 11/01/23(a)		10	10,425

22	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avaya, Inc. 7.00%, 4/01/19(a)	U.S.$	35	$35,175
10.50%, 3/01/21(a)		30	26,438
Blackboard, Inc. 7.75%, 11/15/19(a)		15	14,400
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		60	55,050
Brightstar Corp. 9.50%, 12/01/16(a)		60	62,475
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		13	13,390
5.50%, 12/01/24		19	20,197
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		15	15,806
CommScope Holding Co., Inc. 6.625%, 6/01/20(a)(e)		10	10,238
Dell, Inc. 5.875%, 6/15/19		35	38,478
6.50%, 4/15/38		26	27,170
First Data Corp. 7.375%, 6/15/19(a)		80	83,300
11.75%, 8/15/21		30	34,425
12.625%, 1/15/21		45	53,122
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash and 7.875% PIK), 5/01/21(a)(e)		20	20,050
Infor US, Inc. 6.50%, 5/15/22(a)		20	20,550
Iron Mountain, Inc. 5.75%, 8/15/24		45	46,577
Micron Technology, Inc. 5.50%, 2/01/25(a)		43	42,785
MSCI, Inc. 5.25%, 11/15/24(a)		35	36,400
Nokia Oyj 5.375%, 5/15/19		15	16,286
Open Text Corp. 5.625%, 1/15/23(a)		12	12,450
Sanmina Corp. 4.375%, 6/01/19(a)		32	32,160
SunGard Data Systems, Inc. 7.625%, 11/15/20		40	42,300

			779,975

Transportation - Airlines – 0.1%
Air Canada 8.75%, 4/01/20(a)		20	22,408

AB HIGH YIELD PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.4%
Hertz Corp. (The) 5.875%, 10/15/20	U.S.$	70	$71,225

			10,973,119

Financial Institutions – 11.8%
Banking – 5.9%
ABN AMRO Bank NV 4.31%, 3/10/16(i)	EUR	50	57,125
Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	85	85,425
8.00%, 12/31/18-11/01/31		50	60,250
Bank of America Corp. Series AA 6.10%, 3/17/25(i)		9	9,180
Series X 6.25%, 9/05/24(i)		50	51,219
Series Z 6.50%, 10/23/24(i)		11	11,688
Bank of Ireland 10.00%, 7/30/16(a)	EUR	100	120,705
Barclays Bank PLC 6.86%, 6/15/32(a)(i)	U.S.$	30	34,050
BBVA International Preferred SAU 4.952%, 9/20/16(a)(i)	EUR	50	57,153
BNP Paribas SA 5.186%, 6/29/15(a)(i)	U.S.$	50	50,195
Citigroup, Inc. 5.95%, 1/30/23(i)		46	45,827
Credit Agricole SA 7.589%, 1/30/20(i)	GBP	50	86,152
HT1 Funding GmbH 6.352%, 6/30/17(i)	EUR	40	46,486
Lloyds Bank PLC 4.385%, 5/12/17(i)		50	59,230
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(i)	U.S.$	35	39,987
Macquarie Capital Funding LP/Jersey 6.177%, 4/15/20(i)	GBP	50	78,269
RBS Capital Trust C 4.243%, 1/12/16(i)	EUR	35	39,349
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(i)	U.S.$	100	109,500
Zions Bancorporation 5.65%, 11/15/23		10	10,389
5.80%, 6/15/23(i)		20	19,310

			1,071,489

24	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.3%
E*TRADE Financial Corp. 4.625%, 9/15/23	U.S.$	30	$30,637
GFI Group, Inc. 10.375%, 7/19/18(h)		27	29,903

			60,540

Finance – 3.8%
Artsonig Pty Ltd. 11.50% (11.50% Cash and 12.00% PIK), 4/01/19(a)(e)		22	18,674
CIT Group, Inc. 5.25%, 3/15/18		95	98,468
5.50%, 2/15/19(a)		25	26,156
Creditcorp 12.00%, 7/15/18(a)		20	17,700
Enova International, Inc. 9.75%, 6/01/21(a)		40	39,200
International Lease Finance Corp. 5.875%, 4/01/19		70	76,125
8.25%, 12/15/20		55	67,375
8.75%, 3/15/17		20	22,222
8.875%, 9/01/17		40	45,450
Navient Corp. 4.625%, 9/25/17		20	20,350
4.875%, 6/17/19		50	49,875
5.00%, 10/26/20		30	29,250
7.25%, 1/25/22		35	37,100
8.00%, 3/25/20		80	89,099
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		60	42,900

			679,944

Insurance – 0.7%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		30	32,100
Genworth Holdings, Inc. 4.80%, 2/15/24		30	25,913
HUB International Ltd. 7.875%, 10/01/21(a)		20	20,600
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		40	49,204

			127,817

Other Finance – 0.9%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		10	6,025
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		35	36,750
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		50	36,000

AB HIGH YIELD PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

FTI Consulting, Inc. 6.75%, 10/01/20	U.S.$	30	$31,569
Gardner Denver, Inc. 6.875%, 8/15/21(a)		11	10,230
iPayment, Inc. 9.50%, 12/15/19(a)(c)		6	5,703
Series AI 9.50%, 12/15/19		9	8,613
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		30	27,225

			162,115

REITS – 0.2%
Communications Sales & Leasing, Inc. 6.00%, 4/15/23(a)		8	8,050
8.25%, 10/15/23(a)		23	23,604

			31,654

			2,133,559

Utility – 4.0%
Electric – 4.0%
AES Corp./VA 4.875%, 5/15/23		20	19,487
7.375%, 7/01/21		55	61,205
Calpine Corp. 5.75%, 1/15/25		10	10,051
7.875%, 1/15/23(a)		41	45,100
DPL, Inc. 6.75%, 10/01/19(a)		20	21,400
Dynegy, Inc. 6.75%, 11/01/19(a)		45	47,025
7.375%, 11/01/22(a)		65	69,225
7.625%, 11/01/24(a)		40	43,000
FirstEnergy Corp. Series A 2.75%, 3/15/18		20	20,428
Series C 7.375%, 11/15/31		20	25,482
GenOn Energy, Inc. 7.875%, 6/15/17		40	40,100
9.50%, 10/15/18		60	62,250
NRG Energy, Inc. 6.25%, 7/15/22		6	6,225
6.625%, 3/15/23		13	13,683
7.625%, 1/15/18		25	27,687
7.875%, 5/15/21		50	53,420
Series WI 6.25%, 5/01/24		44	44,990
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		20	18,507

26	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PPL Energy Supply LLC 4.60%, 12/15/21	U.S.$	27	$25,250
6.50%, 5/01/18		10	10,668
RJS Power Holdings LLC 5.125%, 7/15/19(a)		55	54,037

			719,220

Total Corporates – Non-Investment Grade (cost $14,106,372)			13,825,898

CORPORATES – INVESTMENT GRADE – 4.7%
Financial Institutions – 3.9%
Banking – 1.8%
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)(i)		35	53,375
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(i)		20	19,388
Series R 6.00%, 8/01/23(i)		20	20,550
Series S 6.75%, 2/01/24(i)		7	7,638
Nationwide Building Society 6.00%, 12/15/16(i)	GBP	40	63,795
Standard Chartered PLC 6.409%, 1/30/17(a)(i)	U.S.$	100	105,250
Wells Fargo & Co. Series S 5.90%, 6/15/24(i)		55	57,750

			327,746

Insurance – 1.2%
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		40	45,240
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		50	60,116
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		20	31,357
Progressive Corp. (The) 6.70%, 6/15/37		25	26,266
Prudential Financial, Inc. 5.625%, 6/15/43		40	42,700
XLIT Ltd. 5.50%, 3/31/45		12	11,723

			217,402

REITS – 0.9%
DDR Corp. 7.875%, 9/01/20		40	49,558

AB HIGH YIELD PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EPR Properties 7.75%, 7/15/20	U.S.$	55	$66,111
Senior Housing Properties Trust 6.75%, 12/15/21		30	34,565

			150,234

			695,382

Industrial – 0.8%
Basic – 0.1%
Freeport-McMoRan, Inc. 2.375%, 3/15/18		25	24,932

Communications - Telecommunications – 0.3%
Embarq Corp. 7.995%, 6/01/36		30	35,400
Qwest Corp. 6.75%, 12/01/21		15	17,212

			52,612

Consumer Non-Cyclical – 0.1%
Forest Laboratories, Inc. 5.00%, 12/15/21(a)		10	11,055

Energy – 0.3%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		20	21,254
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		29	29,911
Kinder Morgan, Inc./DE Series G 7.80%, 8/01/31		10	11,995

			63,160

			151,759

Total Corporates – Investment Grade (cost $846,681)			847,141

BANK LOANS – 2.0%
Industrial – 1.1%
Basic – 0.2%
Ineos US Finance LLC 3/31/22(j)(k)		25	25,128

Consumer Cyclical - Automotive – 0.2%
TI Group Automotive Systems LLC 4.25%, 7/02/21(k)		30	29,800

28	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.0%
NCL Corp., Ltd. (aka Norwegian Cruise Lines) 4.00%, 11/19/21(k)	U.S.$	4	$3,913

Consumer Cyclical - Retailers – 0.1%
Men’s Wearhouse, Inc. (The) 5.00%, 6/18/21		7	7,313
PetSmart, Inc. 5.00%, 3/11/22(k)		15	15,177

			22,490

Consumer Non-Cyclical – 0.4%
Air Medical Group Holdings, Inc. 4/15/22(j)(k)		13	13,318
Grifols Worldwide Operations Ltd. 3.18%, 2/27/21(k)		10	9,947
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã.r.l. 4.75%, 6/30/21(k)		9	9,443
Pharmedium Healthcare Corp. 7.75%, 1/28/22(k)		40	39,950

			72,658

Other Industrial – 0.2%
Atkore International, Inc. 7.75%, 10/09/21(k)		25	23,562
Orbitz Worldwide, Inc. 4.50%, 4/15/21(k)		19	18,768

			42,330

			196,319

Utility – 0.8%
Electric – 0.8%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(k)		150	150,813

Financial Institutions – 0.1%
Other Finance – 0.1%
Travelport Finance (Luxembourg) S.Ã r.l. 5.75%, 9/02/21(k)		23	23,602

Total Bank Loans (cost $370,855)			370,734

		Shares
COMMON STOCKS – 2.0%
Beazer Homes USA, Inc.(c)		410	7,179
Clear Channel Outdoor Holdings, Inc. – Class A		2,000	22,760
Community Health Systems, Inc.(c)		270	14,494

AB HIGH YIELD PORTFOLIO •	29

Portfolio of Investments

Company	Shares	U.S. $ Value

Crown Castle International Corp.	480	$40,094
DISH Network Corp. – Class A(c)	150	10,149
Dynegy, Inc.(c)	580	19,297
eDreams ODIGEO SA(c)	5,140	19,657
Emeco Holdings Ltd.(c)	55,000	4,317
General Motors Co.	760	26,646
iPayment, Inc.	579	2,026
Jones Energy, Inc. – Class A(c)	870	8,926
Las Vegas Sands Corp.	450	23,796
LifePoint Hospitals, Inc.(c)	510	38,189
LyondellBasell Industries NV – Class A	110	11,387
Nortek, Inc.(c)	280	23,694
Nuverra Environmental Solutions, Inc.(c)	610	2,477
Quicksilver Resources, Inc.(c)	1,300	38
SBA Communications Corp. – Class A(c)	290	33,588
Time Warner Cable, Inc. – Class A	60	9,331
Townsquare Media, Inc. – Class A(c)	1,300	17,758
Travelport Worldwide Ltd.	1,430	22,637

Total Common Stocks (cost $339,662)		358,440

PREFERRED STOCKS – 1.9%
Financial Institutions – 1.7%
Banking – 1.4%
GMAC Capital Trust I 8.125%	2,000	52,560
Goldman Sachs Group, Inc. (The) Series J 5.50%	1,550	38,502
Morgan Stanley 6.875%	2,000	54,800
Royal Bank of Scotland Group PLC Series M 6.40%	2,000	50,060
US Bancorp/MN Series F 6.50%	2,000	59,560

		255,482

REITS – 0.3%
Health Care REIT, Inc. Series J 6.50%	500	12,965
Kimco Realty Corp. Series I 6.00%	675	17,111
Public Storage Series W 5.20%	1,000	24,100

		54,176

		309,658

30	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrial – 0.2%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(c)		325	$4,534

Energy – 0.2%
Energy XXI Ltd. 5.625%		250	14,250
Sanchez Energy Corp. 4.875%		550	20,987

			35,237

			39,771

Total Preferred Stocks (cost $339,186)			349,429

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Non-Agency Fixed Rate CMBS – 1.4%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.658%, 7/10/47(a)	U.S.$	50	47,393
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.113%, 1/10/47(a)		100	98,924
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.05%, 1/15/47(a)		100	99,006

Total Commercial Mortgage-Backed Securities (cost $243,312)			245,323

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.1%
GSE Risk Share Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.331%, 7/25/23(k)		50	60,138
Series 2013-DN2, Class M2 4.431%, 11/25/23(k)		50	51,525
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.431%, 10/25/23(k)		50	54,676

			166,339

AB HIGH YIELD PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.2%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36	U.S.$	32	$27,103

Total Collateralized Mortgage Obligations (cost $204,186)			193,442

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21 (cost $49,565)		44	51,233

EMERGING MARKETS – SOVEREIGNS – 0.2%
Argentina – 0.1%
Argentina Boden Bonds 7.00%, 10/03/15		30	29,408

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27		20	9,800

Total Emerging Markets – Sovereigns (cost $47,266)			39,208

GOVERNMENTS – TREASURIES – 0.2%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $48,822)	BRL	110	34,696

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.1%
Petrobras Global Finance BV 5.625%, 5/20/43	U.S.$	25	20,651

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		10	9,587

Total Governments – Sovereign Agencies (cost $30,892)			30,238

32	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 0.2%
Agency Subordinated – 0.2%
CITGO Petroleum Corp. 6.25%, 8/15/22(a) (cost $29,067)	U.S.$	29	$28,348

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: May 2015, Exercise Price: $ 206.00(c)(l)		27	3,712
SPDR S&P 500 ETF Trust Expiration: May 2015, Exercise Price: $ 200.00(c)(l)		42	1,806
SPDR S&P 500 ETF Trust Expiration: May 2015, Exercise Price: $ 185.00(c)(l)		41	226

			5,744

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 24, 5 Year Index RTP, Barclays Bank PLC (Buy Protection) Expiration: May 2015, Exercise Rate: 0.20%(c)		610	1,733
IRS Swaption, Goldman Sachs International Expiration: Jul 2015, Pay 2.956%, Receive 3-month LIBOR (BBA)(c)		140	664
IRS Swaption, Goldman Sachs International Expiration: Jul 2015, Pay 2.706%, Receive 3-month LIBOR (BBA)(c)		110	1,778

			4,175

Total Options Purchased – Puts (premiums paid $10,650)			9,919

		Shares
WARRANTS – 0.0%
iPayment Holdings, Inc., expiring 12/29/22(c)(m)(n)		11,721	3,516
Peugeot SA, expiring 4/29/17(c)		1,150	4,733

Total Warrants (cost $6,894)			8,249

AB HIGH YIELD PORTFOLIO •	33

Portfolio of Investments

Company		Contracts		U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
TRY/USD Expiration: Jul 2015, Exercise Price: TRY 2.67(c)		480,600		$3,247

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: May 2015, Exercise Price: $ 216.00(c)(l)		20		130
SPDR S&P Oil & Gas Expiration: May 2015, Exercise Price: $ 58.00(c)(l)		60		2,490

				2,620

Options on Indices – 0.0%
DAX Index Expiration: May 2015, Exercise Price: EUR 12,200.00(c)(l)		17		532
DAX Index Expiration: May 2015, Exercise Price: 12,500.00(c)(l)		17		163

				695

Total Options Purchased – Calls (premiums paid $12,559)				6,562

		Shares
SHORT-TERM INVESTMENTS – 6.5%
Investment Companies – 6.5%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(o)(p) (cost $1,181,491)		1,181,491		1,181,491

		Principal Amount (000)
Time Deposits – 0.0%
BBH, Grand Cayman 0.08%, 5/01/15	GBP	5		8,196
0.15%, 5/01/15	CAD	– 0	–^	1
1.21%, 5/01/15	AUD	– 0	–^	– 0	–+
4.76%, 5/04/15	ZAR	2		129

Total Time Deposits (cost $8,172)				8,326

Total Short-Term Investments (cost $1,189,663)				1,189,817

Total Investments – 97.2% (cost $17,875,632)				17,588,677
Other assets less liabilities – 2.8%				513,019

Net Assets – 100.0%				$18,101,696

34	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	17	June 2015	$2,029,242	$2,042,258	$13,016
U.S. T-Note 10 Yr (CBT) Futures	1	June 2015	127,594	128,375	781

Sold Contracts
S&P 500 E-Mini Futures	1	June 2015	101,720	103,945	(2,225)

					$11,572

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	95	USD	72	5/15/15	$(2,839)
Brown Brothers Harriman & Co.	CAD	56	USD	44	5/15/15	(1,615)
Brown Brothers Harriman & Co.	USD	37	AUD	47	5/15/15	412
Brown Brothers Harriman & Co.	NZD	30	USD	22	5/22/15	(204)
Brown Brothers Harriman & Co.	USD	27	TRY	74	5/22/15	292
Brown Brothers Harriman & Co.	USD	26	MXN	402	5/28/15	(114)
Brown Brothers Harriman & Co.	GBP	213	USD	319	6/04/15	(8,703)
Brown Brothers Harriman & Co.	JPY	5,371	USD	45	6/05/15	(168)
Brown Brothers Harriman & Co.	USD	39	SEK	341	6/10/15	1,582
Brown Brothers Harriman & Co.	USD	90	TRY	252	7/27/15	1,908
Credit Suisse International	EUR	421	USD	462	6/18/15	(10,670)
Deutsche Bank AG	TRY	252	USD	90	7/27/15	(2,111)
Goldman Sachs Bank USA	BRL	216	USD	73	5/05/15	1,199
Goldman Sachs Bank USA	USD	69	BRL	216	5/05/15	2,578
Goldman Sachs Bank USA	USD	33	BRL	97	6/02/15	(946)
Royal Bank of Scotland PLC	USD	27	IDR	349,609	5/29/15	122
UBS AG	BRL	194	USD	62	5/05/15	(1,972)
UBS AG	USD	63	BRL	194	5/05/15	1,681

						$(19,568)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(l)	42	$190.00	5/15/15	$1,005	$(377)
SPDR S&P 500 ETF Trust(l)	27	202.00	5/15/15	728	(1,701)

				$1,733	$(2,078)

AB HIGH YIELD PORTFOLIO •	35

Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 24, 5 Year Index	Barclays Bank PLC	Buy	103.00%	5/20/15	$610	$610	$(303)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put – TRY/USD	TRY 3.01	7/24/15	TRY	542	$2,904	$(1,696)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)%	1.79%	EUR	160	$(23,742)	$672
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	(5.00)	2.71		160	(20,033)	(1,421)

					$(43,775)	$(749)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$1,850	2/27/20	1.63%	3 Month LIBOR	$(11,697)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International:
Western Union Co., 3.65%, 8/22/18, 9/20/17*	(1.00)%	0.44%		$60	$(819)	$(637)	$(182)
Goldman Sachs International:
British Telecommunications PLC, 5.75%, 12/7/28, 6/20/20*	(1.00)	0.48	EUR	170	(5,323)	(4,722)	(601)

36	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Western Union Co., 3.65%, 8/22/18, 9/20/19*	1.00%	1.10%		$40	$(178)	$(489)	$311
Goldman Sachs International:
Convatec Healthcare E S.A., 10.875% 12/15/18, 9/20/19*	5.00	1.20	EUR	25	4,727	4,375	352
JPMorgan Chase Bank:
Virgin Media Finance PLC, 7.00% 4/15/23, 9/20/19*	5.00	1.63		60	10,005	6,580	3,425
Wind Acquisition Finance SA, 11.75% 7/15/17, 9/20/19*	5.00	2.20		70	9,584	5,539	4,045
Morgan Stanley & Co. International PLC:
AK Steel Corp., 7.625% 5/15/20, 9/20/19*	5.00	8.15		$30	(3,132)	319	(3,451)
MGM Resorts International, 7.625% 1/15/17, 9/20/19*	5.00	2.69		70	6,835	6,632	203
U.S. Steel Corp., 6.65% 6/1/37, 9/20/19*	5.00	4.47		20	470	997	(527)

					$22,169	$18,594	$3,575

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
iShares iBoxx $ High Yield Index	990	LIBOR	USD 232	6/22/15	$4,072
iShares iBoxx $ High Yield Index	654	LIBOR	153	6/22/15	2,481

					$6,553

^	Principal amount less than 500.

+	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $5,359,705 or 29.6% of net assets.

(b)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/11/12	$	– 0	–	$	– 0	–	0.00%

AB HIGH YIELD PORTFOLIO •	37

Portfolio of Investments

(c)	Non-income producing security.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2015.

(f)	Variable rate coupon, rate shown as of April 30, 2015.

(g)	Convertible security.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2015.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Floating Rate Security. Stated interest rate was in effect at April 30, 2015.

(l)	One contract relates to 100 shares.

(m)	Fair valued by the Adviser.

(n)	Illiquid security.

(o)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

BBA – British Bankers Association

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

38	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $16,694,141)	$16,407,186
Affiliated issuers (cost $1,181,491)	1,181,491
Cash	12,669
Cash collateral due from broker	58,681
Foreign currencies at value (cost $976)	1,175
Receivable for investment securities sold	388,855
Dividends and interest receivable	275,964
Unamortized offering expense	27,780
Upfront premiums paid on credit default swaps	24,442
Receivable from Adviser	47,721
Receivable for capital stock sold	12,002
Unrealized appreciation on forward currency exchange contracts	9,774
Unrealized appreciation on credit default swaps	8,336
Unrealized appreciation on total return swaps	6,553
Receivable for variation margin on exchange-traded derivatives	864

Total assets	18,463,493

Liabilities
Payable for investment securities purchased	124,344
Custody fee payable	74,011
Dividends payable	62,157
Audit and tax fee payable	29,458
Unrealized depreciation on forward currency exchange contracts	29,342
Offering expenses payable	10,870
Upfront premiums received on credit default swaps	5,848
Unrealized depreciation on credit default swaps	4,761
Options written, at value (premiums received $5,247)	4,077
Transfer Agent fee payable	1,904
Payable for variation margin on exchange-traded derivatives	862
Distribution fee payable	163
Payable for capital stock redeemed	54
Other accrued liabilities	13,946

Total Liabilities	361,797

Net Assets	$18,101,696

Composition of Net Assets
Capital stock, at par	$1,850
Additional paid-in capital	18,515,489
Distributions in excess of net investment income	(15,914)
Accumulated net realized loss on investment and foreign currency transactions	(102,454)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(297,275)

$18,101,696

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	39

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$270,052	27,606	$9.78	*

C	$126,136	12,891	$9.78

Advisor	$156,658	16,008	$9.79

R	$9,787	1,000	$9.79

K	$9,787	1,000	$9.79

I	$17,519,489	1,790,331	$9.79

Z	$9,787	1,000	$9.79

*	The maximum offering price per share for Class A shares was $10.21 which reflects a sales charge of 4.25%.

See notes to financial statements.

40	• AB HIGH YIELD PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Interest	$445,068
Dividends
Unaffiliated issuers	13,954
Affiliated issuers	558	$459,580

Expenses
Advisory fee (see Note B)	53,414
Distribution fee—Class A	132
Distribution fee—Class C	455
Distribution fee—Class R	24
Distribution fee—Class K	13
Transfer agency—Class A	1,927
Transfer agency—Class C	2,038
Transfer agency—Advisor Class	3,628
Transfer agency—Class R	4
Transfer agency—Class K	2
Transfer agency—Class I	1,744
Transfer agency—Class Z	2
Amortization of offering expenses	69,808
Custodian	62,127
Audit and tax	31,253
Administrative	29,696
Legal	20,490
Registration fees	42,263
Printing	12,755
Directors’ fees	3,690
Miscellaneous	5,939

Total expenses	341,404
Less: expenses waived and reimbursed by the Adviser (see Note B)	(269,521)

Net expenses		71,883

Net investment income		387,697

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(255,263)
Swaps		24,064
Futures		(6,966)
Options written		53,067
Foreign currency transactions		81,632
Net change in unrealized appreciation/depreciation on:
Investments		6,985
Swaps		(18,561)
Futures		14,079
Options written		(33)
Foreign currency denominated assets and liabilities		(32,066)

Net loss on investment and foreign currency transactions		(133,062)

Net Increase in Net Assets from Operations		$254,635

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	41

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (unaudited)	July 15, 2014* to October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$387,697	$193,271
Net realized gain (loss) on investment and foreign currency transactions	(103,466)	95,040
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(29,596)	(267,679)

Net increase in net assets from operations	254,635	20,632
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,356)	(192)
Class C	(1,911)	(72)
Advisor Class	(3,565)	(202)
Class R	(231)	(87)
Class K	(243)	(94)
Class I	(459,774)	(203,083)
Class Z	(255)	(102)
Net realized gain on investment and foreign currency transactions
Class A	(52)	– 0	–
Class C	(122)	– 0	–
Advisor Class	(191)	– 0	–
Class R	(14)	– 0	–
Class K	(14)	– 0	–
Class I	(24,706)	– 0	–
Class Z	(14)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(1,622,182)	20,145,891

Total increase (decrease)	(1,860,995)	19,962,691
Net Assets
Beginning of period	19,962,691	– 0	–

End of period (including distributions in excess of net investment income of $(15,914) and undistributed net investment income of $64,724, respectively)	$18,101,696	$19,962,691

*	Commencement of operations.

See notes to financial statements.

42	• AB HIGH YIELD PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy Portfolio), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. The Credit Long/Short Portfolio commenced operations on May 7, 2014. The High Yield Portfolio commenced operations on July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the High Yield Portfolio (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class B, Class 1 and Class 2 shares. As of April 30, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K, Class I and Class Z shares. Class B, Class 1 and Class 2 are not currently being offered. Class A shares are sold with a front end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

AB HIGH YIELD PORTFOLIO •	43

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

44	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

AB HIGH YIELD PORTFOLIO •	45

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

46	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$13,674,068		$151,830	^	$13,825,898
Corporates – Investment Grade		– 0	–	847,141		– 0	–	847,141
Bank Loans		– 0	–	– 0	–	370,734		370,734
Common Stocks		332,438		23,976		2,026		358,440
Preferred Stocks		314,192		35,237		– 0	–	349,429
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	245,323		245,323
Collateralized Mortgage Obligations		– 0	–	– 0	–	193,442		193,442
Governments – Sovereign Bonds		– 0	–	51,233		– 0	–	51,233
Emerging Markets – Sovereigns		– 0	–	39,208		– 0	–	39,208
Governments – Treasuries		– 0	–	34,696		– 0	–	34,696
Governments – Sovereign Agencies		– 0	–	30,238		– 0	–	30,238
Agencies		– 0	–	28,348		– 0	–	28,348
Options Purchased – Puts		– 0	–	9,919		– 0	–	9,919
Warrants		4,733		– 0	–	3,516		8,249
Options Purchased – Calls		– 0	–	6,562		– 0	–	6,562
Short-Term Investments:
Investment Companies		1,181,491		– 0	–	– 0	–	1,181,491
Time Deposits		– 0	–	8,326		– 0	–	8,326

Total Investments in Securities		1,832,854		14,788,952		966,871		17,588,677
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	8,336		– 0	–	8,336
Centrally Cleared Credit Default Swaps		– 0	–	672		– 0	–	672	†
Futures		13,797		– 0	–	– 0	–	13,797	†
Forward Currency Exchange Contracts		– 0	–	9,774		– 0	–	9,774
Total Return Swaps		– 0	–	6,553		– 0	–	6,553

AB HIGH YIELD PORTFOLIO •	47

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Liabilities
Credit Default Swaps	$	– 0	–	$(4,761)	$	– 0	–	$(4,761)
Centrally Cleared Credit Default Swaps	– 0	–	(1,421)	– 0	–	(1,421	)†
Centrally Cleared Interest-Rate Swaps	– 0	–	(11,697)	– 0	–	(11,697	)†
Futures	(2,225)	– 0	–	– 0	–	(2,225	)†
Forward Currency Exchange Contracts	– 0	–	(29,342)	– 0	–	(29,342)
Put Options Written	– 0	–	(2,078)	– 0	–	(2,078)
Credit Default Swaptions Written	– 0	–	(303)	– 0	–	(303)
Currency Options Written	– 0	–	(1,696)	– 0	–	(1,696)

Total**	$1,844,426	$14,762,989	$966,871	$17,574,286

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include written options and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

**	There were de minimis transfers under 1% of net assets during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Corporates - Investment Grade			Bank Loans		Common Stocks
Balance as of 10/31/14	$207,734			$34,600		$326,756		$	– 0	–
Accrued discounts/ (premiums)	(2,442)			– 0	–	182			– 0	–
Realized gain (loss)	(99)			– 0	–	(649)			– 0	–
Change in unrealized appreciation/ depreciation	(13,854)			– 0	–	2,901			579
Purchases	– 0	–		– 0	–	73,771			1,447
Sales/Paydowns	(39,509)			– 0	–	(32,227)			– 0	–
Transfers into level 3	– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–		(34,600)		– 0	–		– 0	–

Balance as of 4/30/15	$151,830		$	– 0	–	$370,734			$2,026

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$(12,655)		$	– 0	–	$2,021			$579

48	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

	Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations		Warrants			Total
Balance as of 10/31/14	$238,158		$262,347		$	– 0	–	$1,069,595
Accrued discounts/ (premiums)	112		(2,951)			– 0	–	(5,099)
Realized gain (loss)	– 0	–	(4,718)			– 0	–	(5,466)
Change in unrealized appreciation/ depreciation	7,053		6,579			(703)		2,555
Purchases	– 0	–	– 0	–		4,219		79,437
Sales/Paydowns	– 0	–	(67,815)			– 0	–	(139,551)
Transfers into level 3	– 0	–	– 0	–		– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–		– 0	–	(34,600)

Balance as of 4/30/15	$245,323		$193,442			$3,516		$966,871	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$7,053		$1,316			$(703)		$(2,389)

#	The Portfolio held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2015 all Level 3 securities were priced by third party vendors or using prior transaction, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of

AB HIGH YIELD PORTFOLIO •	49

Notes to Financial Statements

activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securties that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

50	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a prorate basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $140,773 were deferred and amortized on a straight line basis over a one year period starting from July 15, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, .80%, 1.30%, 1.05%, .80%, and .80% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser may be

AB HIGH YIELD PORTFOLIO •	51

Notes to Financial Statements

reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated before January 29, 2016. For the period ended April 30, 2015, such waiver/reimbursement amounted to $239,825.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended April 30, 2015, the reimbursement for such services amounted to $29,696.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the period ended April 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $601 from the sale of Class A shares and received $16 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended April 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$ 1,841	$4,060	$4,720	$1,181	$1

Brokerage commissions paid on investment transactions for the period ended April 30, 2015 amounted to $5,560, none of which was paid to Sanford C. Bernstein & Co. LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

52	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $797 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,203,402		$5,283,538
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, written options, swaps and futures) are as follows:

Gross unrealized appreciation	$233,234
Gross unrealized depreciation	(520,189)

Net unrealized depreciation	$(286,955)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

AB HIGH YIELD PORTFOLIO •	53

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2015, the Portfolio held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a future, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is

54	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of

AB HIGH YIELD PORTFOLIO •	55

Notes to Financial Statements

the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2015, the Portfolio held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2015, the Portfolio held written options for hedging and non-hedging purposes.

For the six months ended April 30, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	150		$12,293
Options written	542,304		38,537
Options expired	(287)		(28,681)
Options bought back	(298)		(17,512)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/15	541,869		$4,637

For the six months ended April 30, 2015, the Portfolio had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/14	$3,760,000		$9,332
Swaptions written	5,730,000		20,736
Swaptions expired	(8,880,000)		(29,458)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/15	$610,000		$610

56	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

AB HIGH YIELD PORTFOLIO •	57

Notes to Financial Statements

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2015, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $40,000.

58	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended April 30, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

AB HIGH YIELD PORTFOLIO •	59

Notes to Financial Statements

During the six months ended April 30, 2015, the Portfolio held interest rate swaps for hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2015, the Portfolio held total return swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction

60	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2015 the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on total return swaps	$6,553
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$11,697	*

Interest rate contracts	Investments in securities, at value	2,442

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	9,774		Unrealized depreciation on forward currency exchange contracts	29,342

Foreign exchange contracts	Investments in securities, at value	3,247
Foreign exchange contracts				Options written, at value	1,696

Credit contracts	Unrealized appreciation on credit default swaps	8,336		Unrealized depreciation on credit default swaps	4,761

Credit contracts	Investments in securities, at value	1,733

Credit contracts				Options written, at value	303

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	672	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,421	*

AB HIGH YIELD PORTFOLIO •	61

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$13,797	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,225	*

Equity contracts	Investment in securities, at value	9,059		Options written, at value	2,078

Total		$55,613			$53,523

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$7,698		$(13,837)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	(6,966)		13,797

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	(180)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	112,848		(31,776)

62	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	$	– 0	–	$754

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written		– 0	–	1,208

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions		(40,412)		3,218

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps		16,366		(4,724)

Credit contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written		29,458		(1,688)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures		– 0	–	282

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions		(74,231)		6,013

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written		23,609		447

Total			$68,370		$(26,486)

AB HIGH YIELD PORTFOLIO •	63

Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2015:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$921,491
Average notional amount of sale contracts	$1,223,333	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$113,382
Average notional amount of sale contracts	$751,386

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$263,836
Average principal amount of sale contracts	$1,211,646

Futures:
Average notional amount of buy contracts	$2,114,305	(a)
Average notional amount of sale contracts	$99,840	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,850,000	(a)

Total Return Swaps:
Average notional amount	$540,857

Purchased Options Contracts:
Average cost	$49,023

(a)	Positions were open for three months during the period.

(b)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of April 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.	$864	$	– 0	–	$	– 0	–	$	– 0	–	$864
Morgan Stanley & Co., LLC*	8,364		(2,941)			– 0	–		– 0	–	5,423

Total	$9,228		$(2,941)		$	– 0	–	$	– 0	–	$6,287

64	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$1,733	$(302)	$	– 0	–	$	– 0	–	$1,431
Brown Brothers Harriman & Co.	4,194	(4,194)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	3,778	(3,778)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA / Goldman Sachs International	11,110	(6,269)	– 0	–	– 0	–	4,841
JPMorgan Chase Bank, NA	19,589	– 0	–	– 0	–	– 0	–	19,589
Morgan Stanley & Co. International PLC	13,858	(3,132)	– 0	–	– 0	–	10,726
Royal Bank of Scotland PLC	122	– 0	–	– 0	–	– 0	–	122
UBS AG	1,681	(1,681)	– 0	–	– 0	–	– 0	–

Total	$56,065	$(19,356)	$	– 0	–	$	– 0	–	$36,709	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$2,941	$(2,941)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$2,941	$(2,941)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$302	$(302)	$	– 0	–	$	– 0	–	$	– 0	–
Brown Brothers Harriman & Co.	13,643	(4,194)	– 0	–	– 0	–	9,449
Credit Suisse International	11,667	– 0	–	– 0	–	– 0	–	11,667
Deutsche Bank AG	3,807	(3,778)	– 0	–	– 0	–	29
Goldman Sachs Bank USA / Goldman Sachs International	6,269	(6,269)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC	3,132	(3,132)	– 0	–	– 0	–	– 0	–
UBS AG	1,972	(1,681)	– 0	–	– 0	–	291

Total	$40,792	$(19,356)	$	– 0	–	$	– 0	–	$21,436	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB HIGH YIELD PORTFOLIO •	65

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

66	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

As of April 30, 2015, the Portfolio had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Rite Aid Corporation, LIBOR + 0.00%, 2/23/16	$40,909	$	– 0	–
Tenet Healthcare Corporation, LIBOR + 5.75%, 3/22/16	$9,423	$	– 0	–
Tenet Healthcare Corporation, LIBOR + 4.25%, 3/22/16	$4,689	$	– 0	–

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended April 30, 2015 (unaudited)		July 15, 2014* to October 31, 2014		Six Months Ended April 30, 2015 (unaudited)			July 15, 2014* to October 31, 2014

Class A
Shares sold	24,447		2,929			$237,737		$29,153

Shares issued in reinvestment of dividends and distributions	220		10			2,148		102

Net increase	24,667		2,939			$239,885		$29,255

Class C
Shares sold	11,885		1,000			$116,146		$10,002

Shares issued in reinvestment of dividends and distributions	176		– 0	–		1,721		– 0	–

Shares redeemed	(170)		– 0	–		(1,674)		– 0	–

Net increase	11,891		1,000			$116,193		$10,002

Advisor Class
Shares sold	1,863		13,778			$18,300		$136,502

Shares issued in reinvestment of dividends and distributions	354		13			3,440		124

Net increase	2,217		13,791			$21,740		$136,626

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

AB HIGH YIELD PORTFOLIO •	67

Notes to Financial Statements

	Shares				Amount
	Six Months Ended April 30, 2015 (unaudited)		July 15, 2014* to October 31, 2014		Six Months Ended April 30, 2015 (unaudited)			July 15, 2014* to October 31, 2014

Class I
Shares sold	– 0	–	1,994,000		$	– 0	–	$19,940,002

Shares redeemed	(203,669)		– 0	–		(2,000,000)		– 0	–

Net increase (decrease)	(203,669)		1,994,000			$(2,000,000)		$19,940,002

Class Z
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

*	Commencement of operations.

At April 30, 2015, the Adviser owns approximately 97% of the Portfolio’s outstanding shares.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

68	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Foreign (Non-U.S) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

AB HIGH YIELD PORTFOLIO •	69

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal period were as follows:

2014
Distributions paid from:
Ordinary income	$203,832

Total taxable distributions paid	$203,832

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$166,021
Unrealized appreciation/(depreciation)	(279,262	)(a)

Total accumulated earnings/(deficit)	$(113,241	)(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

70	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2015 (unaudited)	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.08)	(.10)

Net increase in net asset value from operations	.13	.00

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.26)	(.09)

Net asset value, end of period	$ 9.78	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.32%	0.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$270	$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%	1.05%
Expenses, before waivers/reimbursements(e)	7.52%	49.84%
Net investment income(c)(e)	4.26%	3.41%
Portfolio turnover rate	25%	5%

See footnote summary on page 77.

AB HIGH YIELD PORTFOLIO •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2015 (unaudited)	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.07
Net realized and unrealized loss on investment and foreign currency transactions	(.07)	(.09)

Net increase (decrease) in net asset value from operations	.09	(.02)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.07)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.22)	(.07)

Net asset value, end of period	$ 9.78	$ 9.91

Total Return
Total investment return based on net asset value(d)	0.91%	(0.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$126	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.80%	1.80%
Expenses, before waivers/reimbursements(e)	9.12%	56.89%
Net investment income(c)(e)	3.31%	2.28%
Portfolio turnover rate	25%	5%

See footnote summary on page 77.

72	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2015 (unaudited)	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.06)	(.09)

Net increase in net asset value from operations	.15	.01

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.27)	(.10)

Net asset value, end of period	$ 9.79	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.55%	0.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$157	$137
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%
Expenses, before waivers/reimbursements(e)	9.04%	33.51%
Net investment income(c)(e)	4.34%	3.26%
Portfolio turnover rate	25%	5%

See footnote summary on page 77.

AB HIGH YIELD PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2015 (unaudited)	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.08
Net realized and unrealized loss on investment and foreign currency transactions	(.07)	(.08)

Net increase in net asset value from operations	.12	.00

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	(.09)

Net asset value, end of period	$ 9.79	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.20%	(0.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%	1.30%
Expenses, before waivers/reimbursements(e)	4.28%	4.84%
Net investment income(c)(e)	3.87%	2.78%
Portfolio turnover rate	25%	5%

See footnote summary on page 77.

74	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2015 (unaudited)	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.09
Net realized and unrealized loss on investment and foreign currency transactions	(.06)	(.09)

Net increase in net asset value from operations	.14	.00

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.26)	(.09)

Net asset value, end of period	$ 9.79	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.33%	0.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%	1.05%
Expenses, before waivers/reimbursements(e)	4.01%	4.56%
Net investment income(c)(e)	4.12%	3.03%
Portfolio turnover rate	25%	5%

See footnote summary on page 77.

AB HIGH YIELD PORTFOLIO •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2015 (unaudited)	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.06)	(.09)

Net increase in net asset value from operations	.15	.01

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.27)	(.10)

Net asset value, end of period	$ 9.79	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.45%	0.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,519	$19,757
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%
Expenses, before waivers/reimbursements(e)	3.74%	4.27%
Net investment income(c)(e)	4.36%	3.29%
Portfolio turnover rate	25%	5%

See footnote summary on page 77.

76	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2015 (unaudited)	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.06)	(.09)

Net increase in net asset value from operations	.15	.01

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.27)	(.10)

Net asset value, end of period	$ 9.79	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.45%	0.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%
Expenses, before waivers/reimbursements(e)	3.75%	4.30%
Net investment income(c)(e)	4.37%	3.28%
Portfolio turnover rate	25%	5%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	77

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Ashish C. Shah(2), Vice President

Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

78	• AB HIGH YIELD PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein High Yield Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to maximize total return while generating high current income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed income securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch and unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Portfolio invests in fixed income securities with a range of maturities from short- to long-term. The Portfolio may invest in securities denominated in foreign currencies and will generally hedge any foreign currency exposure through the use of currency related derivatives.

The Portfolio may also utilize derivative instruments for a variety of reasons, including providing long or short exposure to fixed income markets or particular fixed income securities, obtaining foreign currency exposure and for hedging purposes. The Portfolio’s use of derivatives may at times create aggregate notional exposure for the Portfolio in excess of its net assets, effectively leveraging the Portfolio.

The Adviser proposed the Barclays Capital U.S. High Yield Index (2% Issuer Cap) Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper and Morningstar to place the Portfolio in their High Yield Funds category.

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB HIGH YIELD PORTFOLIO •	79

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

3	Jones v. Harris at 1427.

80	• AB HIGH YIELD PORTFOLIO

Portfolio	Advisory Fee
High Yield Portfolio[4],[5]	0.60% on 1st $2.5 billion
0.55% on next $2.5 billion
0.50% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
High Yield Portfolio	Class A	1.05%	1.11%	October 31
	Class C	1.75%	1.88%
	Class R	1.25%	1.59%
	Class K	1.00%	1.28%
	Class I	0.75%	0.95%
	Advisor	0.75%	0.86%
	Class 1	0.85%	0.95%
	Class 2	0.75%	0.85%
	Class Z	0.75%	0.85%

4	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the High Income category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 50 bp on the first $2.5 billion, 45 bp on the next $2.5 billion, and 40 bp on the balance.

5	The Adviser manages AllianceBernstein High Income Fund, Inc. (“High Income Fund, Inc.”). Prior to January 25, 2008, the High Income Fund, Inc. had an emerging market debt investment strategy and was known as AllianceBernstein Emerging Market Debt Fund, Inc. In addition, on or around January 25, 2008, High Income Fund, Inc. merged with other retail fixed income mutual funds managed by the Adviser: AllianceBernstein Corporate Debt Portfolio (“Corporate Debt Portfolio”) and AllianceBernstein High Yield Fund, Inc. (“High Yield Fund, Inc.”). Emerging Market Debt Fund, Inc., Corporate Debt Portfolio and High Yield Fund, Inc. were categorized as High Income and accordingly, their advisory fee schedules were identical to each other under the High Income category.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB HIGH YIELD PORTFOLIO •	81

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the institutional fee schedule,

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

82	• AB HIGH YIELD PORTFOLIO

set forth below are would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.8

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule[9]	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
High Yield Portfolio	$250.0	U.S. High Yield 0.55% on 1st $50 million 0.30% on the balance Minimum account size: $50m	0.350%	0.600%	0.250%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[10]
High Yield Portfolio[11]	U.S. High Yield
	Class A2	1.20%
	Class I2 (Institutional)	0.65%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The table below shows the fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio:

Portfolio	ITM Mutual Fund	Fee[12]
High Yield Portfolio	High Yield Open Fund	1.00%

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	With respect to each Portfolio listed as “N/A,” the Adviser has represented that there is no category in the Form ADV for an institutional product that has a substantially similar investment style.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

11	The Adviser expects the Portfolio to have a foreign currency exposure between the two emerging markets debt Luxembourg funds shown in the table.

12	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on December 31, 2013 by Reuters was ¥105.31 per $1.

AB HIGH YIELD PORTFOLIO •	83

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)14 and the Portfolio’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Rank
High Yield Portfolio	0.600	0.667	2/10

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

84	• AB HIGH YIELD PORTFOLIO

as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Yield Portfolio	1.050	1.105	4/10	1.060	36/81

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

AB HIGH YIELD PORTFOLIO •	85

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

86	• AB HIGH YIELD PORTFOLIO

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was provided to the Directors at the February 4-5, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 5, 2014

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB HIGH YIELD PORTFOLIO •	87

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

88	• AB HIGH YIELD PORTFOLIO

AB Family of Funds

NOTES

AB HIGH YIELD PORTFOLIO •	89

NOTES

90	• AB HIGH YIELD PORTFOLIO

NOTES

AB HIGH YIELD PORTFOLIO •	91

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HY-0152-0415

APR    04.30.15

SEMI-ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 23, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio (the “Portfolio”) for the semi-annual reporting period ended April 30, 2015. Effective January 20, 2015, the Portfolio’s named changed from AllianceBernstein Intermediate Bond Portfolio to AB Intermediate Bond Portfolio.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays U.S. Aggregate Bond Index for the six- and 12-month periods ended April 30, 2015.

For the six-month period, Advisor Class, Class K, Class I and Class Z shares outperformed the benchmark; all other share classes underperformed. For the 12-month period, Advisor Class, Class I and Class Z shares outperformed the benchmark; all other share classes underperformed. For both periods, sector positioning contributed to performance relative to the

AB INTERMEDIATE BOND PORTFOLIO •	1

benchmark, specifically an overweight to commercial mortgage obligations, and asset-backed and commercial mortgage-backed securities. Security selection within investment-grade corporates contributed for both periods, as well as currency positioning, particularly a long U.S. dollar position against a short euro, yen and Australian dollar position. Country allocations to Australia, Canada and Mexico contributed for both periods. Yield curve positioning detracted from performance during both periods, mainly due to an underweight to the 20-year portion of the U.S. yield curve.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage overall duration positioning; yield curve positioning detracted for both periods. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods in absolute terms; currency forwards were utilized for both hedging and investment purposes to manage the portfolio’s overall currency exposure. Purchased and written options were utilized for hedging purposes, which had an immaterial impact on performance during both periods. Currency swaps were utilized for hedging purposes, which had an immaterial impact during both periods; CPI swaps were utilized to manage inflation protection.

Market Review and Investment Strategy

Bond markets were volatile for both periods, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging-market debt, and complicated efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015 but remained well below where they were a year ago.

These dynamics helped push developed-market government bond yields lower. Even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields were in negative territory. However, in April 2015 global 10-year maturity yields started to rise. After struggling late last year, credit markets rebounded modestly in the first quarter of 2015, and most credit sectors outperformed government debt.

2	• AB INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Bond Fund Intermediate Bond Portfolio*
Class A	2.03%	4.40%

Class B†	1.68%	3.58%

Class C	1.68%	3.68%

Advisor Class‡	2.19%	4.62%

Class R‡	1.93%	4.19%

Class K‡	2.15%	4.45%

Class I‡	2.18%	4.61%

Class Z‡	2.17%	4.71%

Barclays U.S. Aggregate Bond Index	2.06%	4.46%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended April 30, 2015 by 0.00% and 0.01%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			1.61%
1 Year	4.40%	0.00%
5 Years	4.44%	3.54%
10 Years	4.75%	4.29%

Class B Shares			0.96%
1 Year	3.58%	0.58%
5 Years	3.73%	3.73%
10 Years(a)	4.37%	4.37%

Class C Shares			0.98%
1 Year	3.68%	2.68%
5 Years	3.73%	3.73%
10 Years	4.03%	4.03%

Advisor Class Shares†			1.98%
1 Year	4.62%	4.62%
5 Years	4.75%	4.75%
10 Years	5.06%	5.06%

Class R Shares†			1.38%
1 Year	4.19%	4.19%
5 Years	4.24%	4.24%
10 Years	4.54%	4.54%

Class K Shares†			1.68%
1 Year	4.45%	4.45%
5 Years	4.51%	4.51%
10 Years	4.80%	4.80%

Class I Shares†			2.01%
1 Year	4.61%	4.61%
5 Years	4.75%	4.75%
10 Years	5.06%	5.06%

Class Z Shares†			2.10%
1 Year	4.71%	4.71%
Since Inception‡	4.77%	4.77%

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06%, 1.78%, 1.77%, 0.75%, 1.36%, 1.03%, 0.75% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (exclusive of interest expense) to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85%, 0.60% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception date: 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.20%
5 Years	3.98%
10 Years	4.45%

Class B Shares
1 Year	2.04%
5 Years	4.17%
10 Years(a)	4.51%

Class C Shares
1 Year	3.96%
5 Years	4.16%
10 Years	4.18%

Advisor Class Shares†
1 Year	6.09%
5 Years	5.19%
10 Years	5.22%

Class R Shares†
1 Year	5.47%
5 Years	4.67%
10 Years	4.68%

Class K Shares†
1 Year	5.73%
5 Years	4.93%
10 Years	4.94%

Class I Shares†
1 Year	6.08%
5 Years	5.18%
10 Years	5.21%

Class Z Shares†
Since Inception‡	5.23%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception date: 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• AB INTERMEDIATE BOND PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,020.30	$4.51	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class B
Actual	$1,000	$1,016.80	$8.00	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000	$1,016.80	$8.00	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Advisor Class
Actual	$1,000	$1,021.90	$3.01	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class R
Actual	$1,000	$1,019.30	$5.51	1.10%
Hypothetical**	$1,000	$1,019.34	$5.51	1.10%
Class K
Actual	$1,000	$1,021.50	$4.26	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%
Class I
Actual	$1,000	$1,021.80	$3.01	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class Z
Actual	$1,000	$1,021.70	$3.01	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB INTERMEDIATE BOND PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $341.0

*	All data are as of April 30, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Government – Sovereign Bonds and Preferred Stocks.

10	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 23.1%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	4,630	$1,460,421

Canada – 0.5%
Canadian Government Bond 2.25%, 6/01/25	CAD	2,035	1,787,562

United Kingdom – 0.8%
United Kingdom Gilt 3.75%, 9/07/21(a)	GBP	1,461	2,549,202

United States – 21.4%
U.S. Treasury Bonds 2.50%, 2/15/45	U.S.$	1,151	1,093,545
3.125%, 8/15/44		16,967	18,272,339
4.375%, 2/15/38		960	1,248,450
U.S. Treasury Notes 1.375%, 3/31/20-4/30/20		4,908	4,895,635
1.50%, 5/31/19-11/30/19		2,941	2,960,256
1.625%, 8/31/19		2,155	2,181,769
1.75%, 9/30/19-5/15/22		12,574	12,773,369
2.00%, 2/15/25		1,500	1,493,907
2.25%, 11/15/24		3,070	3,126,640
2.375%, 8/15/24		9,532	9,818,372
2.50%, 5/15/24		11,674	12,154,642
2.75%, 2/15/24		2,823	2,999,210

			73,018,134

Total Governments – Treasuries (cost $77,077,045)			78,815,319

CORPORATES – INVESTMENT GRADE – 21.0%
Industrial – 13.1%
Basic – 1.7%
Barrick Gold Corp. 4.10%, 5/01/23		210	207,242
Basell Finance Co. BV 8.10%, 3/15/27(a)		405	551,528
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		598	617,290
Eastman Chemical Co. 3.80%, 3/15/25		290	299,061
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		119	126,432
Glencore Funding LLC 4.125%, 5/30/23(a)		286	288,323

AB INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

International Paper Co.
3.65%, 6/15/24	U.S.$	198	$200,309
4.75%, 2/15/22		235	259,129
7.50%, 8/15/21		470	588,562
LyondellBasell Industries NV 5.75%, 4/15/24		766	900,794
Minsur SA 6.25%, 2/07/24(a)		907	1,003,127
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		562	511,420
Teck Resources Ltd. 4.50%, 1/15/21		223	228,872
Vale Overseas Ltd. 6.875%, 11/21/36		180	181,710

			5,963,799

Capital Goods – 0.4%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		541	465,260
Owens Corning 6.50%, 12/01/16(b)		55	58,919
Yamana Gold, Inc. 4.95%, 7/15/24		724	724,170

			1,248,349

Communications - Media – 2.5%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		902	1,111,492
6.55%, 3/15/33		142	181,733
CBS Corp. 3.50%, 1/15/25		227	227,068
5.75%, 4/15/20		710	813,566
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		252	260,363
4.45%, 4/01/24		349	368,348
4.60%, 2/15/21		565	611,398
5.00%, 3/01/21		225	248,959
Discovery Communications LLC 3.45%, 3/15/25		467	458,319
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)		604	637,220
Time Warner Cable, Inc. 4.50%, 9/15/42		230	195,610
5.00%, 2/01/20		740	781,500
Time Warner, Inc. 3.55%, 6/01/24		518	529,607
4.70%, 1/15/21		600	661,171
7.625%, 4/15/31		154	210,677
Viacom, Inc. 3.875%, 4/01/24		803	809,427
5.625%, 9/15/19		240	270,770

			8,377,228

12	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.4%
American Tower Corp. 5.05%, 9/01/20	U.S.$	1,185	$1,307,143
AT&T, Inc. 3.40%, 5/15/25		490	484,824
4.80%, 6/15/44		117	115,356
5.35%, 9/01/40		233	244,943
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		350	385,355
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	115,959
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	520	590,330
Verizon Communications, Inc. 6.55%, 9/15/43		1,240	1,551,506

			4,795,416

Consumer Cyclical - Automotive – 0.6%
Ford Motor Credit Co. LLC 3.664%, 9/08/24		603	615,831
5.875%, 8/02/21		1,291	1,508,562

			2,124,393

Consumer Cyclical - Other – 0.2%
Host Hotels & Resorts LP 5.25%, 3/15/22		545	602,743

Consumer Cyclical - Retailers – 0.3%
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		885	907,265

Consumer Non-Cyclical – 2.4%
Actavis Funding SCS 3.80%, 3/15/25		770	778,298
3.85%, 6/15/24		238	242,284
Agilent Technologies, Inc. 5.00%, 7/15/20		217	236,603
Altria Group, Inc. 2.625%, 1/14/20		885	903,223
AstraZeneca PLC 6.45%, 9/15/37		235	314,880
Bayer US Finance LLC 3.375%, 10/08/24(a)		321	330,924
Becton Dickinson and Co. 3.734%, 12/15/24		388	400,650
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	131,064
8.50%, 6/15/19		6	7,355
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		538	550,643

AB INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kroger Co. (The) 3.40%, 4/15/22	U.S.$	916	$942,774
Laboratory Corp. of America Holdings 3.60%, 2/01/25		265	264,001
Medtronic, Inc. 3.50%, 3/15/25(a)		890	920,343
Perrigo Finance PLC 3.50%, 12/15/21		217	221,935
3.90%, 12/15/24		360	369,502
Reynolds American, Inc. 3.25%, 11/01/22		616	609,297
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		383	409,391
Tyson Foods, Inc. 2.65%, 8/15/19		164	167,319
3.95%, 8/15/24		541	564,136

			8,364,622

Energy – 2.8%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		292	247,735
Encana Corp. 3.90%, 11/15/21		415	435,165
Energy Transfer Partners LP 6.70%, 7/01/18		411	467,558
7.50%, 7/01/38		237	293,192
Enterprise Products Operating LLC 5.20%, 9/01/20		235	266,519
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,481,081
4.15%, 3/01/22		339	347,063
Noble Energy, Inc. 3.90%, 11/15/24		463	474,036
8.25%, 3/01/19		1,232	1,476,542
Noble Holding International Ltd. 4.90%, 8/01/20		34	34,243
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		636	702,473
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		460	465,347
TransCanada PipeLines Ltd. 6.35%, 5/15/67		831	801,915
Valero Energy Corp. 6.125%, 2/01/20		770	892,382
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		605	703,635
Williams Partners LP 4.125%, 11/15/20		403	424,935

			9,513,821

14	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)	U.S.$	340	$338,740

Technology – 0.7%
Hewlett-Packard Co. 4.65%, 12/09/21		266	291,116
KLA-Tencor Corp. 4.65%, 11/01/24		614	635,197
Motorola Solutions, Inc. 3.50%, 3/01/23		413	406,017
7.50%, 5/15/25		30	37,375
Seagate HDD Cayman 4.75%, 1/01/25(a)		336	344,597
Total System Services, Inc. 2.375%, 6/01/18		344	346,095
3.75%, 6/01/23		350	348,164

			2,408,561

			44,644,937

Financial Institutions – 7.0%
Banking – 3.7%
Bank of America Corp. Series L 2.60%, 1/15/19		1,053	1,069,250
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	333	485,331
BPCE SA 5.70%, 10/22/23(a)	U.S.$	230	251,065
Compass Bank 5.50%, 4/01/20		1,339	1,461,489
Countrywide Financial Corp. 6.25%, 5/15/16		62	65,151
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(a)		1,035	1,031,931
Goldman Sachs Group, Inc. (The) 3.85%, 7/08/24		905	934,297
Series D 6.00%, 6/15/20		1,430	1,656,598
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		812	864,976
Morgan Stanley 5.625%, 9/23/19		478	541,280
Series G 5.50%, 7/24/20		590	671,972
Murray Street Investment Trust I 4.647%, 3/09/17		125	132,230
Nordea Bank AB 6.125%, 9/23/24(a)(c)		350	362,687
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		430	446,662

AB INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander UK PLC 5.00%, 11/07/23(a)	U.S.$	500	$529,481
Standard Chartered PLC 4.00%, 7/12/22(a)		1,310	1,346,195
UBS AG/Stamford CT 7.625%, 8/17/22		620	745,066

			12,595,661

Finance – 0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	650,765

Insurance – 2.4%
American International Group, Inc. 6.40%, 12/15/20		680	815,940
8.175%, 5/15/58		940	1,301,900
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(c)		393	430,335
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		542	752,080
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		726	829,302
Lincoln National Corp. 8.75%, 7/01/19		361	452,878
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	926,175
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	385,699
Prudential Financial, Inc. 5.625%, 6/15/43		920	982,100
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16(a)(c)	EUR	850	992,599
ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	538	570,280

			8,439,288

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,410	1,585,694
Trust F/1401 5.25%, 12/15/24(a)		830	879,800

			2,465,494

			24,151,208

Utility – 0.9%
Electric – 0.5%
CMS Energy Corp. 5.05%, 3/15/22		440	497,106
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	290,326

16	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Exelon Generation Co. LLC 4.25%, 6/15/22	U.S.$	337		$353,225
TECO Finance, Inc. 5.15%, 3/15/20		380		428,082

				1,568,739

Natural Gas – 0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365		1,448,811

				3,017,550

Total Corporates – Investment Grade (cost $69,623,846)				71,813,695

MORTGAGE PASS-THROUGHS – 17.4%
Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.566%, 1/01/37(b)		68		73,281

Agency Fixed Rate 15-Year – 1.5%
Federal National Mortgage Association 3.00%, 5/01/30, TBA		4,845		5,069,459

Agency Fixed Rate 30-Year – 15.9%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		447		508,351
Series 2007 5.50%, 7/01/35		58		66,229
Federal National Mortgage Association 3.50%, 5/01/42-4/01/45		5,652		5,977,859
3.50%, 5/01/45, TBA		8,829		9,251,556
4.00%, 5/01/45, TBA		19,886		21,253,255
4.50%, 5/25/45, TBA		7,804		8,492,946
5.50%, 1/01/35		1,196		1,360,687
Series 2003 5.50%, 4/01/33-7/01/33		435		494,270
Series 2004 5.50%, 4/01/34-11/01/34		249		283,460
Series 2005 5.50%, 2/01/35		186		211,328
Series 2007 5.50%, 8/01/37		805		915,837
Government National Mortgage Association 3.00%, 5/01/45, TBA		4,856		4,992,954
Series 1990 9.00%, 12/15/19		– 0	–**	49

AB INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 1999 8.15%, 9/15/20	U.S.$	59	$64,709

			53,873,490

Total Mortgage Pass-Throughs (cost $58,383,863)			59,016,230

ASSET-BACKED SECURITIES – 12.8%
Autos - Fixed Rate – 7.5%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		1,300	1,303,311
Series 2014-1, Class A2 1.29%, 1/15/19		1,409	1,414,681
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D 4.04%, 7/10/17		900	913,689
Series 2013-3, Class A3 0.92%, 4/09/18		1,509	1,510,298
Series 2013-4, Class A3 0.96%, 4/09/18		640	640,398
Series 2013-5, Class A2A 0.65%, 3/08/17		80	80,300
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		222	221,691
Series 2014-A, Class A2 0.81%, 11/15/22(a)		327	326,537
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005	1,013,470
Series 2014-1A, Class A 2.46%, 7/20/20(a)		1,769	1,797,795
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		546	548,372
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		913	913,444
Series 2014-1, Class B 2.22%, 1/22/19		220	222,585
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		29	28,517
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		413	411,607
Series 2014-B, Class A 1.11%, 11/15/18(a)		404	402,950

18	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)	U.S.$	357	$356,679
Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,210	1,211,612
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		11	10,619
Series 2013-1A, Class A 1.29%, 10/16/17(a)		98	98,243
Series 2014-1A, Class A 1.29%, 5/15/18(a)		212	212,239
Series 2014-2A, Class A 1.06%, 8/15/18(a)		183	182,778
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		721	722,430
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		147	147,107
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	215	178,640
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	644	644,313
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		895	896,956
Series 2012-D, Class B 1.01%, 5/15/18		440	438,626
Series 2014-2, Class A 2.31%, 4/15/26(a)		322	326,280
Ford Credit Floorplan Master Owner Trust A Series 2014-1, Class A1 1.20%, 2/15/19		993	995,667
Series 2015-2, Class A1 1.98%, 1/15/22		906	902,359
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,204	1,205,141
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		494	494,345
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		880	880,027
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,357,093

AB INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	U.S.$	832	$832,656
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		762	762,383

			25,605,838

Credit Cards - Fixed Rate – 1.8%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		400	401,393
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,119	1,141,325
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,101	1,101,360
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		891	891,159
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,050	1,058,630
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		890	898,474
Series 2013-A, Class A 1.61%, 12/15/21		570	571,057

			6,063,398

Other ABS - Fixed Rate – 1.2%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,049	1,051,235
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		883	882,764
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		616	617,796
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		388	388,172
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		645	645,303
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)		688	694,384

			4,279,654

20	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.1%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.522%, 3/16/20(b)	U.S.$	358	$357,780
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.532%, 8/17/20(b)		964	965,930
First National Master Note Trust Series 2013-2, Class A 0.712%, 10/15/19(b)		882	884,267
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.562%, 12/15/19(b)		865	866,570
Series 2015-A, Class A 0.703%, 2/15/22(b)		681	681,032

			3,755,579

Autos - Floating Rate – 1.0%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.561%, 7/20/19(b)		537	536,519
Series 2015-1, Class A 0.681%, 1/20/20(b)		1,073	1,073,016
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.731%, 12/10/27(a)(b)		951	951,332
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.931%, 10/25/19(a)(b)		719	718,999

			3,279,866

Home Equity Loans - Floating Rate – 0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.306%, 12/25/32(b)		57	54,934
GSAA Trust Series 2006-5, Class 2A3 0.451%, 3/25/36(b)		931	633,626

			688,560

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		111	111,764
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		18	– 0	–

			111,764

Total Asset-Backed Securities (cost $43,778,018)			43,784,659

AB INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.4%
Non-Agency Fixed Rate CMBS – 11.0%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51	U.S.$	1,697	$1,836,000
Series 2007-5, Class AM 5.772%, 2/10/51		411	435,877
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		538	553,314
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		890	922,218
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,305	1,356,324
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.963%, 3/15/49		329	338,636
Series 2013-GC17, Class D 5.261%, 11/10/46(a)		565	571,262
Series 2015-GC27, Class A5 3.137%, 2/10/48		698	710,105
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.959%, 5/15/46		620	665,632
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,133	1,198,915
Series 2007-GG9, Class A4 5.444%, 3/10/39		2,225	2,342,777
Series 2007-GG9, Class AM 5.475%, 3/10/39		829	871,416
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		551	544,915
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.89%, 6/15/39		437	458,156
DB-UBS 2011-LC1 Mortgage Trust Series 2011-LC1A, Class E 5.731%, 11/10/46(a)		363	398,086
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		890	888,580
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,294	1,316,757

22	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45	U.S.$	531	$571,598
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	778,118
JPMorgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		277	276,768
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,970	2,037,813
Series 2007-CB19, Class AM 5.885%, 2/12/49		470	496,251
Series 2007-LD12, Class A4 5.882%, 2/15/51		1,580	1,698,690
Series 2007-LD12, Class AM 6.208%, 2/15/51		795	864,394
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,279	2,432,269
Series 2008-C2, Class A1A 5.998%, 2/12/51		705	770,949
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		597	601,465
Series 2011-C5, Class D 5.50%, 8/15/46(a)		262	283,001
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		527	536,744
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		804	840,853
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		1,334	1,395,306
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,150,551
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.274%, 11/01/31(a)(f)(g)		1,488	52
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		552	570,934
Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,116,803
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		1,345	1,374,696
Series 2006-C26, Class A1A 6.009%, 6/15/45		408	425,845

AB INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46	U.S.$	1,142	$1,196,889
Series 2014-C20, Class A2 3.036%, 5/15/47		546	569,905

			37,398,864

Non-Agency Floating Rate CMBS – 1.4%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.502%, 11/15/19(a)(b)		490	491,080
Commercial Mortgage Trust Series 2014-KYO, Class A 1.08%, 6/11/27(a)(b)		647	645,785
Series 2014-SAVA, Class A 1.332%, 6/15/34(a)(b)		559	558,655
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.881%, 12/05/31(a)(b)		685	682,181
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.102%, 6/15/29(a)(b)		902	899,569
PFP III Ltd. Series 2014-1, Class A 1.353%, 6/14/31(a)(b)		499	499,343
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.23%, 4/15/32(a)(b)		385	380,781
Starwood Retail Property Trust Series 2014-STAR, Class A 1.402%, 11/15/27(a)(b)		579	579,927

			4,737,321

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.10%, 7/16/46(g)(h)		2,444	14,041

Total Commercial Mortgage-Backed Securities (cost $42,268,802)			42,150,226

CORPORATES – NON-INVESTMENT GRADE – 7.2%
Industrial – 4.0%
Basic – 0.2%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		700	759,500
Novelis, Inc. 8.375%, 12/15/17		75	78,000

			837,500

24	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Rexam PLC 6.75%, 6/29/67(a)	EUR	360	$417,161

Communications - Media – 0.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	300	510,004
CSC Holdings LLC 8.625%, 2/15/19	U.S.$	118	136,656
Quebecor Media, Inc. 5.75%, 1/15/23		391	403,707
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		750	784,687

			1,835,054

Communications - Telecommunications – 0.6%
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	222	260,490
Sprint Corp. 7.875%, 9/15/23	U.S.$	475	476,781
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		700	743,750
Windstream Corp. 6.375%, 8/01/23		750	661,875

			2,142,896

Consumer Cyclical - Automotive – 0.2%
General Motors Co. 3.50%, 10/02/18		340	349,870
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		158	166,690

			516,560

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19		286	283,855
MCE Finance Ltd. 5.00%, 2/15/21(a)		235	223,838

			507,693

Consumer Cyclical - Retailers – 0.4%
Cash America International, Inc. 5.75%, 5/15/18		295	306,062
CST Brands, Inc. 5.00%, 5/01/23		470	484,100
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)		379	401,740

			1,191,902

AB INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.4%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18	U.S.$	140	$145,250
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		475	446,500
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	190	302,183
Voyage Care Bondco PLC 6.50%, 8/01/18(a)		320	505,936

			1,399,869

Energy – 1.0%
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22	U.S.$	361	355,585
Offshore Group Investment Ltd. 7.125%, 4/01/23		440	281,600
ONEOK, Inc. 4.25%, 2/01/22		877	842,792
Paragon Offshore PLC 6.75%, 7/15/22(a)		52	21,580
7.25%, 8/15/24(a)		303	125,745
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	138,712
5.75%, 9/01/20		420	464,100
SM Energy Co. 6.50%, 1/01/23		35	36,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375%, 8/01/22		440	464,200
Transocean, Inc. 6.50%, 11/15/20		855	762,019

			3,493,083

Other Industrial – 0.2%
General Cable Corp. 5.75%, 10/01/22		655	599,325

Technology – 0.2%
Audatex North America, Inc. 6.00%, 6/15/21(a)		630	650,670

Transportation - Services – 0.1%
Hertz Corp. (The) 5.875%, 10/15/20		197	200,448

			13,792,161

26	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 2.8%
Banking – 2.2%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)	U.S.$	213	$226,313
Bank of Ireland 1.781%, 9/22/15(b)(f)	CAD	565	454,248
Barclays Bank PLC 6.86%, 6/15/32(a)(c)	U.S.$	129	146,415
7.625%, 11/21/22		400	468,600
7.75%, 4/10/23		402	446,220
Barclays PLC 4.375%, 9/11/24		366	365,490
BNP Paribas SA 5.186%, 6/29/15(a)(c)		297	298,158
Citigroup, Inc. Series P 5.95%, 5/15/25(c)		345	343,171
Credit Agricole SA 7.875%, 1/23/24(a)(c)		249	265,808
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		363	388,410
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	910	1,015,702
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	569	573,162
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(c)		254	276,860
Lloyds Banking Group PLC 7.50%, 6/27/24(c)		402	429,135
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,024	1,149,401
Societe Generale SA 5.922%, 4/05/17(a)(c)		130	135,850
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		563	601,325

			7,584,268

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		320	340,800
International Lease Finance Corp. 5.875%, 4/01/19		245	266,438
Navient Corp. 7.25%, 1/25/22		99	104,940

			712,178

Insurance – 0.2%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		430	460,100

AB INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.2%
Felcor Lodging LP 6.75%, 6/01/19	U.S.$	615	$637,294

			9,393,840

Utility – 0.4%
Electric – 0.4%
AES Corp./VA 7.375%, 7/01/21		580	645,430
NRG Energy, Inc. 7.875%, 5/15/21		595	635,698

			1,281,128

Total Corporates – Non-Investment Grade (cost $25,057,107)			24,467,129

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.4%
Non-Agency Fixed Rate – 1.6%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		371	341,260
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		201	194,116
Series 2006-24CB, Class A16 5.75%, 6/25/36		540	486,559
Series 2006-28CB, Class A14 6.25%, 10/25/36		369	314,394
Series 2006-J1, Class 1A13 5.50%, 2/25/36		344	309,376
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.588%, 5/25/35		687	661,259
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A18 6.25%, 9/25/36		445	408,148
Series 2006-13, Class 1A19 6.25%, 9/25/36		160	147,164
Series 2007-HYB2, Class 3A1 2.582%, 2/25/47		718	597,966
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		595	501,312
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.701%, 7/25/36		1,032	804,881

28	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32	U.S.$	897	$779,777

			5,546,212

GSE Risk Share Floating Rate – 1.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.431%, 11/25/23(b)		1,040	1,079,377
Series 2014-DN2, Class M3 3.781%, 4/25/24(b)		250	247,824
Series 2014-DN3, Class M3 4.181%, 8/25/24(b)		870	886,448
Series 2014-HQ3, Class M3 4.931%, 10/25/24(b)		250	263,379
Series 2015-DNA1, Class M3 3.48%, 10/25/27(b)		265	265,379
Series 2015-HQ1, Class M2 2.381%, 3/25/25(b)		400	403,674
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.381%, 7/25/24(b)		292	292,082
Series 2014-C04, Class 1M2 5.081%, 11/25/24(b)		706	751,815
Series 2015-C01, Class 1M2 4.481%, 2/25/25(b)		430	442,486

			4,632,464

Non-Agency Floating Rate – 1.3%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.361%, 4/25/47(a)(b)		579	428,498
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.371%, 12/25/36(b)		997	630,025
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.431%, 3/25/35(b)		486	433,520
Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 0.611%, 3/25/36(b)		543	390,734
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.301%, 7/25/36(b)		734	590,328
Residential Accredit Loans, Inc. Series 2007-QO2, Class A1 0.331%, 2/25/47(b)		646	366,911

AB INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-QS4, Class 2A4 0.521%, 3/25/37(b)	U.S.$	977	$350,721
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-10, Class 2A3 1.081%, 11/25/35(b)		371	266,116
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.837%, 2/25/47(b)		1,265	1,012,105

			4,468,958

Agency Fixed Rate – 0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.785%, 5/28/35		65	59,278
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(g)		2,612	286,170

			345,448

Total Collateralized Mortgage Obligations (cost $15,685,940)			14,993,082

INFLATION-LINKED SECURITIES – 3.2%
United States – 3.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $11,045,191)		10,826	11,073,787

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		358	388,522

Malaysia – 0.5%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,547,043

Mexico – 0.2%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		591	592,244

United Arab Emirates – 0.4%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		1,365	1,419,600

Total Quasi-Sovereigns (cost $3,682,115)			3,947,409

30	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.8%
Brazil – 0.4%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	1,342	$1,338,645

Canada – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		331	348,377

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		245	234,894

Israel – 0.1%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)		580	615,525

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(a)		298	318,175

Total Governments – Sovereign Agencies (cost $2,841,765)			2,855,616

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $1,445,390)		970	1,489,939

		Shares
COMMON STOCKS – 0.4%
Mt Logan Re Ltd. (Preference Shares)(i)^ (cost $1,200,000)		1,200	1,213,650

		Principal Amount (000)
EMERGING MARKETS – CORPORATE BONDS – 0.3%
Industrial – 0.3%
Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)	U.S.$	207	222,008

Consumer Non-Cyclical – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		730	713,575

AB INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(j)	U.S.$	660	$23,430

			737,005

Total Emerging Markets – Corporate Bonds (cost $1,298,173)			959,013

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Insurance – 0.2%
Allstate Corp. (The) 5.10% (cost $694,052)		25,975	679,246

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond 5.95%, 3/19/19 (cost $237,878)	U.S.$	208	237,432

		Shares
SHORT-TERM INVESTMENTS – 10.2%
Investment Companies – 9.3%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(k)(l) (cost $31,591,706)		31,591,706	31,591,706

		Principal Amount (000)
Commercial Paper – 0.9%
Banque et Caisse d’Epargne de l’Etat Zero Coupon, 9/01/15 (cost $3,199,717)	U.S.$	3,203	3,199,717

Total Short-Term Investments (cost $34,791,423)			34,791,423

Total Investments Before Securities Sold Short – 115.1% (cost $389,110,608)			392,287,855

32	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SECURITIES SOLD SHORT – (1.5)%
MORTGAGE PASS-THROUGHS – (1.5)%
Agency Fixed Rate 30-Year – (1.5)%
Federal National Mortgage Association
3.00%, 5/01/45, TBA (proceeds $4,972,268)	U.S.$	(4,886)	$(4,972,268)

Total Investments, Net of Securities Sold Short – 113.6% (cost $384,119,254)			387,315,587
Other assets less liabilities – (13.6)%			(46,294,502)

Net Assets – 100.0%			$341,021,085

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	43	June 2015	$9,428,485	$9,428,422	$(63)
U.S. T-Note 5 Yr (CBT) Futures	130	June 2015	15,541,120	15,617,266	76,146

Sold Contracts
Euro-BOBL Futures	100	June 2015	14,521,728	14,462,307	59,421
U.S. T-Note 10 Yr (CBT) Futures	90	June 2015	11,499,473	11,553,750	(54,277)
U.S. Ultra Bond (CBT) Futures	6	June 2015	994,303	987,000	7,303

					$88,530

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	904	TWD	27,486	6/12/15	$(6,514)
BNP Paribas SA	CAD	7,364	USD	5,877	5/15/15	(225,819)
Credit Suisse International	EUR	5,162	USD	5,669	6/18/15	(130,709)
Morgan Stanley & Co., Inc.	AUD	5,545	USD	4,236	5/15/15	(149,260)
Royal Bank of Scotland PLC	USD	1,855	AUD	2,309	5/15/15	(29,115)
Royal Bank of Scotland PLC	TWD	27,319	USD	880	6/12/15	(12,295)
Standard Chartered Bank	BRL	4,590	USD	1,533	5/05/15	9,847
Standard Chartered Bank	USD	1,570	BRL	4,590	5/05/15	(46,341)
Standard Chartered Bank	USD	1,048	IDR	13,769,321	5/29/15	6,717
Standard Chartered Bank	BRL	4,590	USD	1,555	6/02/15	46,520
State Street Bank & Trust Co.	USD	41	CAD	49	5/15/15	85
State Street Bank & Trust Co.	GBP	4,887	USD	7,300	6/04/15	(200,380)
State Street Bank & Trust Co.	SGD	1,177	USD	873	6/05/15	(15,790)
UBS AG	BRL	4,590	USD	1,430	5/05/15	(92,855)
UBS AG	USD	1,533	BRL	4,590	5/05/15	(9,847)

						$(855,756)

AB INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(CME Group) CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.00%	$1,764	$(154,059)	$(41,515)

*	Termination Date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

					Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)			Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		CAD	16,500	3/10/17	0.973%	3 Month CDOR	$17,539
Morgan Stanley & Co., LLC/(CME Group)		AUD	21,860	3/11/17	2.140%	3 Month BBSW	(62,984)
Morgan Stanley & Co., LLC/(CME Group)	$		2,630	1/14/24	2.980%	3 Month LIBOR	(227,070)
Morgan Stanley & Co., LLC/(CME Group)			2,300	2/14/24	2.889%	3 Month LIBOR	(173,957)
Morgan Stanley & Co., LLC/(CME Group)		AUD	3,330	3/11/25	6 Month BBSW	2.973%	7,466

							$(439,006)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.31%	$1,360	$23,871	$(22,882)	$46,753
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.50	375	8,127	(4,203)	12,330
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.50	152	3,286	(1,698)	4,984
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.50	153	3,310	(1,712)	5,022
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.50	220	4,766	(2,212)	6,978

				$43,360	$(32,707)	$76,067

*	Termination Date

34	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$5,210	3/04/16	CPI	#	1.170%	$(5,638)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank	BRL	30,000	1/02/17	CDI	13.190%	$(24,879)
Citibank		14,000	1/04/21	12.305%	CDI	47,799
JPMorgan Chase Bank	$	5,590	1/30/17	1.059%	3 Month LIBOR	(46,584)
JPMorgan Chase Bank		6,230	2/07/22	2.043%	3 Month LIBOR	(108,203)

						$(131,867)

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $68,053,636 or 20.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2015.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of April 30, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,607	$	– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14	365,927		23,430		0.01%

(f)	Illiquid security.

(g)	IO – Interest Only

(h)	Variable rate coupon, rate shown as of April 30, 2015.

(i)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	1/02/14 – 12/30/14	$1,200,000	$1,213,650	0.36%

(j)	Security is in default and is non-income producing.

AB INTERMEDIATE BOND PORTFOLIO •	35

Portfolio of Investments

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BBSW – Bank Bill Swap Reference Rate (Australia)

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

GSE – Government-Sponsored Enterprise

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

36	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $357,518,902)	$360,696,149
Affiliated issuers (cost $31,591,706)	31,591,706
Cash	17,887
Cash collateral due from broker	524,887
Foreign currencies, at value (cost $95,520)	108,098
Receivable for investment securities sold	14,016,379
Interest and dividends receivable	2,032,828
Receivable for capital stock sold	476,197
Unrealized appreciation on credit default swaps	76,067
Unrealized appreciation on forward currency exchange contracts	63,169
Unrealized appreciation on interest rate swaps	47,799
Receivable for variation margin on exchange-traded derivatives	28,214

Total assets	409,679,380

Liabilities
Payable for investment securities purchased and foreign currency transactions	61,690,559
Payable for securities sold short, at value (proceeds received $4,991,354)	4,972,268
Unrealized depreciation on forward currency exchange contracts	918,925
Payable for capital stock redeemed	297,376
Unrealized depreciation on interest rate swaps	179,666
Dividends payable	164,679
Distribution fee payable	105,403
Advisory fee payable	75,927
Payable for variation margin on exchange-traded derivatives	67,597
Transfer Agent fee payable	41,990
Upfront premium received on credit default swaps	32,707
Administrative fee payable	16,752
Unrealized depreciation on inflation swaps	5,638
Accrued expenses	88,808

Total liabilities	68,658,295

Net Assets	$341,021,085

Composition of Net Assets
Capital stock, at par	$30,270
Additional paid-in capital	347,484,256
Undistributed net investment income	391,260
Accumulated net realized loss on investment and foreign currency transactions	(8,761,765)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,877,064

$341,021,085

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	37

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$266,400,309	23,641,660	$11.27	*

B	$2,330,691	206,778	$11.27

C	$42,605,995	3,788,184	$11.25

Advisor	$21,551,697	1,911,669	$11.27

R	$2,503,876	222,214	$11.27

K	$4,667,526	413,928	$11.28

I	$567,619	50,317	$11.28

Z	$393,372	34,836	$11.29

*	The maximum offering price per share for Class A shares was $11.77 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• AB INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Interest	$5,448,638
Dividends
Unaffiliated issuers	74,752
Affiliated issuers	16,326
Other income	3,250	$5,542,966

Expenses
Advisory fee (see Note B)	779,891
Distribution fee—Class A	404,523
Distribution fee—Class B	12,877
Distribution fee—Class C	212,617
Distribution fee—Class R	5,980
Distribution fee—Class K	5,785
Transfer agency—Class A	207,978
Transfer agency—Class B	2,351
Transfer agency—Class C	33,918
Transfer agency—Advisor Class	18,494
Transfer agency—Class R	3,110
Transfer agency—Class K	4,628
Transfer agency—Class I	276
Transfer agency—Class Z	25
Custodian	103,954
Audit and tax	39,579
Printing	34,176
Registration fees	30,988
Administrative	25,530
Legal	18,903
Directors’ fees	5,812
Miscellaneous	8,977

Total expenses	1,960,372
Less: expenses waived and reimbursed by the Adviser (see Note B)	(278,678)

Net expenses		1,681,694

Net investment income		3,861,272

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,705,729
Securities sold short		32,896
Futures		(79,488)
Swaps		26,176
Foreign currency transactions		2,116,114
Net change in unrealized appreciation/depreciation of:
Investments		833,243
Securities sold short		19,086
Futures		76,287
Swaps		(395,449)
Foreign currency denominated assets and liabilities and other assets		(1,128,055)

Net gain on investment and foreign currency transactions		3,206,539

Net Increase in Net Assets from Operations		$7,067,811

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,861,272	$11,715,490
Net realized gain on investment transactions and foreign currency transactions	3,801,427	17,093,780
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(594,888)	(9,973,154)

Net increase in net assets from operations	7,067,811	18,836,116
Dividends to Shareholders from
Net investment income
Class A	(4,757,681)	(8,778,788)
Class B	(36,612)	(97,320)
Class C	(601,028)	(1,049,284)
Advisor Class	(476,795)	(1,278,019)
Class R	(39,564)	(63,907)
Class K	(82,788)	(126,092)
Class I	(6,584)	(1,625)
Class Z	(3,218)	(161)
Capital Stock Transactions
Net decrease	(13,063,350)	(88,221,496)

Total decrease	(11,999,809)	(80,780,576)
Net Assets
Beginning of period	353,020,894	433,801,470

End of period (including undistributed net investment income of $391,260 and $2,534,258, respectively)	$341,021,085	$353,020,894

See notes to financial statements.

40	• AB INTERMEDIATE BOND PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. The AB Credit Long/Short Portfolio commenced operations on May 7, 2014. The AB High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Intermediate Bond Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Intermediate Bond Portfolio. The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require

AB INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In

42	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2

AB INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$78,815,319	$	– 0	–	$78,815,319
Corporates – Investment Grade		– 0	–	71,813,695		– 0	–	71,813,695
Mortgage Pass-Throughs		– 0	–	59,016,230		– 0	–	59,016,230
Asset-Backed Securities		– 0	–	38,704,681		5,079,978	^	43,784,659
Commercial Mortgage-Backed Securities		– 0	–	33,838,057		8,312,169		42,150,226
Corporates – Non-Investment Grade		– 0	–	24,161,067		306,062		24,467,129
Collateralized Mortgage Obligations		– 0	–	345,448		14,647,634		14,993,082
Inflation-Linked Securities		– 0	–	11,073,787		– 0	–	11,073,787
Quasi-Sovereigns		– 0	–	3,947,409		– 0	–	3,947,409

44	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Governments – Sovereign Agencies	$	– 0	–	$2,855,616		$	– 0	–	$2,855,616
Local Governments – Municipal Bonds		– 0	–	1,489,939			– 0	–	1,489,939
Common Stocks		– 0	–	– 0	–		1,213,650		1,213,650
Emerging Markets – Corporate Bonds		– 0	–	959,013			– 0	–	959,013
Preferred Stocks		679,246		– 0	–		– 0	–	679,246
Governments – Sovereign Bonds		– 0	–	237,432			– 0	–	237,432
Short-Term Investments:
Investment Companies		31,591,706		– 0	–		– 0	–	31,591,706
Commercial Paper				3,199,717			– 0	–	3,199,717
Liabilities:
Mortgage Pass-Throughs				(4,972,268)					(4,972,268)

Total Investments in Securities		32,270,952		325,485,142			29,559,493		387,315,587
Other Financial Instruments*:
Assets:
Futures		142,870		– 0	–		– 0	–	142,870	#
Forward Currency Exchange Contracts		– 0	–	63,169			– 0	–	63,169
Centrally Cleared Interest Rate Swaps		– 0	–	25,005			– 0	–	25,005	#
Credit Default Swaps		– 0	–	76,067			– 0	–	76,067
Interest Rate Swaps		– 0	–	47,799			– 0	–	47,799
Liabilities:
Futures		(54,340)		– 0	–		– 0	–	(54,340	)#
Forward Currency Exchange Contracts		– 0	–	(918,925)			– 0	–	(918,925)
Centrally Cleared Credit Default Swaps		– 0	–	(41,515)			– 0	–	(41,515	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(464,011)			– 0	–	(464,011	)#
Inflation Swaps		– 0	–	(5,638)			– 0	–	(5,638)
Interest Rate Swaps		– 0	–	(179,666)			– 0	–	(179,666)

Total+		$32,359,482		$324,087,427			$29,559,493		$386,006,402

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities^		Commercial Mortgage-Backed Securities		Corporates - Non-Investment Grade
Balance as of 10/31/14	$3,767,594		$7,193,928			$306,800
Accrued discounts/(premiums)	6,662		(5,624)			793
Realized gain (loss)	11,244		(546)			– 0	–
Change in unrealized appreciation/depreciation	(10,232)		(95,226)			(1,531)
Purchases/Payups	1,886,568		1,261,379			– 0	–
Sales/Paydowns	(197,862)		(41,742)			– 0	–
Settlements	– 0	–	– 0	–		– 0	–
Transfers in to Level 3	689,828		– 0	–		– 0	–
Transfers out of Level 3	(1,073,824)		– 0	–		– 0	–

Balance as of 4/30/15	$5,079,978		$8,312,169			$306,062

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*	$(10,232)		$(95,226)			$(1,531)

	Collateralized Mortgage Obligations		Common Stocks		Cross Currency Swaps
Balance as of 10/31/14	$14,419,314		$746,394			$92,827
Accrued discounts/(premiums)	48,162		– 0	–		– 0	–
Realized gain (loss)	(54,309)		– 0	–		233,838
Change in unrealized appreciation/depreciation	133,311		(32,744)			(92,827)
Purchases/Payups	2,629,423		500,000			– 0	–
Sales/Paydowns	(2,528,267)		– 0	–		– 0	–
Settlements	– 0	–	– 0	–		(233,838)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 4/30/15	$14,647,634		$1,213,650		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*	$122,686		$(32,744)		$	– 0	–

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Notes to Financial Statements

Total
Balance as of 10/31/14	$26,526,857
Accrued discounts/(premiums)	49,993
Realized gain (loss)	190,227
Change in unrealized appreciation/depreciation	(99,249)
Purchases/Payups	6,277,370
Sales/Paydowns	(2,767,871)
Settlements	(233,838)
Transfers in to Level 3	689,828
Transfers out of Level 3	(1,073,824)

Balance as of 4/30/15	$29,559,493 +

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*	$(17,047)

^	The Portfolio held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at April 30, 2015. Securities priced by third party vendors or using prior transaction, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/15			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00/N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

AB INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

48	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective February 1, 2013 (effective April 28, 2014 for Class Z shares), the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60%, and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Prior to February 1, 2013, the Expense Caps were 85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2016 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2015, such reimbursements/waivers amounted to $278,678.

AB INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2015, the reimbursement for such services amounted to $25,530.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $114,544 for the six months ended April 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,229 from the sale of Class A shares and received $752, $115 and $235 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$ 44,459	$58,511	$71,378	$31,592	$16

Brokerage commissions paid on investment transactions for the six months ended April 30, 2015 amounted to $1,958, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor

50	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $-0-, $1,053,787, $120,930 and $51,851 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended April 30, 2015, were as follows:

Purchases	Sales	Securities Sold Short			Covers on Securities Sold Short
$ 43,325,560	$42,932,478	$	– 0	–	$	– 0	–

Purchases and sales of U.S. government securities for the six months ended April 30, 2015, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 303,193,902	$280,280,250	$29,170,223	$43,397,616

AB INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Appreciation on Securities Sold Short		Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$ 7,538,375	$ (4,361,128)	$3,177,247	$19,086	(a)	$3,196,333

(a)	Gross unrealized appreciation was $19,086 and gross unrealized depreciation was $(0), resulting in net unrealized appreciation of $19,086.

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has

52	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

AB INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2015, the Portfolio held purchased options for hedging purposes.

For the six months ended April 30, 2015, the Portfolio had no transactions in written options.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio

54	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized

AB INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

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Notes to Financial Statements

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the six months ended April 30, 2015, the Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit

AB INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended April 30, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

58	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$167,875	Receivable/Payable for variation margin on exchange-traded derivatives	$518,351	*

Credit contracts			Margin due from/owed to broker on exchange-traded derivatives	41,515	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	63,169	Unrealized depreciation on forward currency exchange contracts	918,925

Interest rate contracts	Unrealized appreciation on interest rate swaps	47,799	Unrealized depreciation on interest rate swaps	179,666

Interest rate contracts			Unrealized depreciation on inflation swaps	5,638

Credit contracts	Unrealized appreciation on credit default swaps	76,067

Total		$354,910		$1,664,095

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(79,488)	$76,287

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	533,195	(1,135,889)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(26,250)	24,713

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(270,929)	(274,764)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,875	(92,827)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	294,230	(27,858)

Total		$453,633	$(1,430,338)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2015:

Futures:
Average original value of buy contracts	$11,909,321
Average original value of sale contracts	$15,798,044

60	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,301,350
Average principal amount of sale contracts	$32,114,155

Purchased Options:
Average monthly cost	$26,250	(a)

Interest Rate Swaps:
Average notional amount	$13,906,233

Inflation Swaps:
Average notional amount	$5,210,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$22,541,576

Cross Currency Swaps:
Average notional amount	$1,637,610	(c)

Credit Default Swaps:
Average notional amount of buy contracts	$2,672,918	(b)
Average notional amount of sale contracts	$2,260,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,782,000	(d)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

(c)	Positions were open for three months during the period.

(d)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$28,214	$(28,214)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$28,214	$(28,214)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Citibank	$47,799	$(24,879)	$	– 0	–	$	– 0	–		$22,920
Credit Suisse International	43,360	(43,360)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	63,084	(46,341)		– 0	–		– 0	–		16,743
State Street Bank & Trust Co.	85	(85)		– 0	–		– 0	–		– 0	–

Total	$154,328	$(114,665)	$	– 0	–	$	– 0	–		$39,663	^

AB INTERMEDIATE BOND PORTFOLIO •	61

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$67,597		$(28,214)			$(39,383)		$	– 0	–	$	– 0	–

Total	$67,597		$(28,214)			$(39,383)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$12,152	$	– 0	–	$	– 0	–	$	– 0	–		$12,152
BNP Paribas SA	225,819		– 0	–		– 0	–		– 0	–		225,819
Citibank	24,879		(24,879)			– 0	–		– 0	–		– 0	–
Credit Suisse International	130,709		(43,360)			– 0	–		– 0	–		87,349
JPMorgan Chase Bank	154,787		– 0	–		– 0	–		– 0	–		154,787
Morgan Stanley & Co., Inc.	149,260		– 0	–		– 0	–		– 0	–		149,260
Royal Bank of Scotland PLC	41,410		– 0	–		– 0	–		– 0	–		41,410
Standard Chartered Bank	46,341		(46,341)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	216,170		(85)			– 0	–		– 0	–		216,085
UBS AG	102,702		– 0	–		– 0	–		– 0	–		102,702

Total	$1,104,229		$(114,665)		$	– 0	–	$	– 0	–		$989,564	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated

62	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2015, the Portfolio earned drop income of $611,577 which is included in interest income in the accompanying statement of operations.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed

AB INTERMEDIATE BOND PORTFOLIO •	63

Notes to Financial Statements

upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2015, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class A
Shares sold	695,212	933,382	$7,824,501	$10,384,000

Shares issued in reinvestment of dividends	308,755	573,909	3,472,106	6,379,324

Shares converted from Class B	73,934	149,844	833,500	1,663,533

Shares redeemed	(1,817,986)	(4,712,407)	(20,499,371)	(52,313,975)

Net decrease	(740,085)	(3,055,272)	$(8,369,264)	$(33,887,118)

Class B

Shares sold	19,147	18,189	$215,895	$202,388

Shares issued in reinvestment of dividends	2,956	8,122	33,211	90,163

Shares converted to Class A	(73,904)	(149,785)	(833,500)	(1,663,533)

Shares redeemed	(9,824)	(94,252)	(110,765)	(1,044,053)

Net decrease	(61,625)	(217,726)	$(695,159)	$(2,415,035)

Class C

Shares sold	251,580	179,590	$2,826,167	$2,000,896

Shares issued in reinvestment of dividends	41,541	73,610	465,817	816,406

Shares redeemed	(311,397)	(776,478)	(3,500,923)	(8,588,355)

Net decrease	(18,276)	(523,278)	$(208,939)	$(5,771,053)

64	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Advisor Class

Shares sold	759,031	2,974,672	$8,573,852	$33,468,592

Shares issued in reinvestment of dividends	21,790	93,793	245,383	1,035,070
Shares redeemed	(1,213,173)	(7,399,876)	(13,716,543)	(81,798,132)
Net decrease	(432,352)	(4,331,411)	$(4,897,308)	$(47,294,470)

Class R

Shares sold	24,277	59,606	$273,981	$661,932

Shares issued in reinvestment of dividends	3,450	5,744	38,795	63,862

Shares redeemed	(16,265)	(58,323)	(183,840)	(647,074)
Net increase	11,462	7,027	$128,936	$78,720

Class K

Shares sold	64,929	101,384	$732,024	$1,121,247

Shares issued in reinvestment of dividends	7,294	11,372	82,109	126,655

Shares redeemed	(59,853)	(25,439)	(678,007)	(282,557)

Net increase	12,370	87,317	$136,126	$965,345

Class I

Shares sold	65,362	11,353	$738,822	$127,276

Shares issued in reinvestment of dividends	544	98	6,154	1,097

Shares redeemed	(25,051)	(3,219)	(284,312)	(36,261)

Net increase	40,855	8,232	$460,664	$92,112

Class Z

Shares sold	34,074	897	$383,149	$10,003

Shares issued in reinvestment of dividends	268	0	3,042	0

Shares redeemed	(403)	0	(4,597)	0

Net increase	33,939	897	$381,594	$10,003

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest pay-

AB INTERMEDIATE BOND PORTFOLIO •	65

Notes to Financial Statements

ments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.3

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of

66	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Because the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2015.

AB INTERMEDIATE BOND PORTFOLIO •	67

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$11,395,196	$13,456,589

Total taxable distributions paid	$11,395,196	$13,456,589

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,972,606
Accumulated capital and other losses	(12,509,250	)(a)
Unrealized appreciation/(depreciation)	2,135,116	(b)

Total accumulated earnings/(deficit)	$(7,401,528)

(a)

On October 31, 2014, the Portfolio had a net capital loss carryforward of $12,484,965. During the fiscal year, the Portfolio utilized $15,587,559 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $3,832,007 of capital loss carryforwards expire during the fiscal year. As of October 31, 2014, the cumulative deferred loss on straddles was $24,285.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These postenactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2015, the Portfolio had a net capital loss carryforward of $12,484,965 which will expire in 2015.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

68	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.13	.35	.26	.26	.37	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.23	(.35)	.41	#	.07	.70
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.23	.58	(.09)	.68	.44	1.12

Less: Dividends
Dividends from net investment income	(.20)	(.34)	(.31)	(.32)	(.38)	(.42)

Net asset value, end of period	$ 11.27	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98

Total Return
Total investment return based on net asset value(c)	2.03%	5.34	%*	(.81	)%†	6.27	%††	4.11%	11.17	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$266,459	$273,962	$301,764	$370,672	$381,577	$418,023
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90	%^	.90%	.89%	.85%	.85%	.91	%+
Expenses, before waivers/reimbursements(d)	1.06	%^	1.06%	1.02%	.99%	1.00%	1.11	%+
Net investment income(b)	2.30	%^	3.15%	2.32%	2.29%	3.42%	3.98	%+
Portfolio turnover rate**	90%	221%	189%	110%	115%	99%
Portfolio turnover rate (including securities sold short)	96%	0%	0%	0%	0%	0%

See footnote summary on page 75.

AB INTERMEDIATE BOND PORTFOLIO •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.98	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.09	.28	.18	.18	.30	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.22	(.36)	.42	#	.08	.70
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.19	.50	(.18)	.61	.38	1.05

Less: Dividends
Dividends from net investment income	(.16)	(.26)	(.23)	(.25)	(.31)	(.35)

Net asset value, end of period	$ 11.27	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.98

Total Return
Total investment return based on net asset value(c)	1.68%	4.61	%*	(1.59	)%†	5.56	%††	3.50%	10.40	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,331	$3,017	$5,348	$9,089	$11,104	$16,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60	%^	1.60%	1.58%	1.55%	1.55%	1.62	%+
Expenses, before waivers/reimbursements(d)	1.79	%^	1.78%	1.74%	1.74%	1.75%	1.88	%+
Net investment income(b)	1.61	%^	2.48%	1.59%	1.59%	2.73%	3.35	%+
Portfolio turnover rate**	90%	221%	189%	110%	115%	99%
Portfolio turnover rate (including securities sold short)	96%	0%	0%	0%	0%	0%
See footnote summary on page 75.

70	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.22	$ 10.98	$ 11.38	$ 11.02	$ 10.96	$ 10.26

Income From Investment Operations
Net investment income(a)(b)	.09	.27	.18	.18	.29	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.23	(.35)	.41	#	.07	.70
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.19	.50	(.17)	.60	.36	1.05

Less: Dividends
Dividends from net investment income	(.16)	(.26)	(.23)	(.24)	(.30)	(.35)

Net asset value, end of period	$ 11.25	$ 11.22	$ 10.98	$ 11.38	$ 11.02	$ 10.96

Total Return
Total investment return based on net asset value(c)	1.68%	4.63	%*	(1.51	)%†	5.55	%††	3.40%	10.42	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,615	$42,690	$47,530	$61,224	$62,147	$66,568
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60	%^	1.60%	1.59%	1.55%	1.55%	1.61	%+
Expenses, before waivers/reimbursements(d)	1.77	%^	1.77%	1.73%	1.70%	1.71%	1.83	%+
Net investment income(b)	1.60	%^	2.46%	1.62%	1.60%	2.72%	3.27	%+
Portfolio turnover rate**	90%	221%	189%	110%	115%	99%
Portfolio turnover rate (including securities sold short)	96%	0%	0%	0%	0%	0%

See footnote summary on page 75.

AB INTERMEDIATE BOND PORTFOLIO •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.99	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.15	.39	.29	.29	.40	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	.22	(.36)	.41	#	.07	.73
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.24	.61	(.07)	.71	.47	1.17

Less: Dividends
Dividends from net investment income	(.21)	(.37)	(.34)	(.35)	(.41)	(.46)

Net asset value, end of period	$ 11.27	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.99

Total Return
Total investment return based on net asset value(c)	2.19%	5.65	%*	(.61	) %†	6.59	%††	4.43%	11.59	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,557	$26,352	$73,445	$94,584	$88,402	$89,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60	%^	.60%	.59%	.55%	.55%	.60	%+
Expenses, before waivers/reimbursements(d)	.76	%^	.75%	.72%	.69%	.70%	.80	%+
Net investment income(b)	2.60	%^	3.51%	2.60%	2.59%	3.70%	4.19	%+
Portfolio turnover rate**	90%	221%	189%	110%	115%	99%
Portfolio turnover rate (including securities sold short)	96%	0%	0%	0%	0%	0%

See footnote summary on page 75.

72	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.12	.33	.24	.23	.34	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	.23	(.36)	.42	#	.08	.73
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21	.56	(.12)	.66	.42	1.10

Less: Dividends
Dividends from net investment income	(.18)	(.32)	(.28)	(.30)	(.36)	(.40)

Net asset value, end of period	$ 11.27	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98

Total Return
Total investment return based on net asset value(c)	1.93%	5.13	%*	(1.01	)%†	6.05	%††	3.91%	10.94	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,504	$2,368	$2,241	$1,568	$1,168	$759
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10	%^	1.10%	1.09%	1.05%	1.05%	1.08	%+
Expenses, before waivers/reimbursements(d)	1.37	%^	1.36%	1.31%	1.29%	1.31%	1.37	%+
Net investment income(b)	2.09	%^	2.94%	2.13%	2.07%	3.16%	3.49	%+
Portfolio turnover rate**	90%	221%	189%	110%	115%	99%
Portfolio turnover rate (including securities sold short)	96%	0%	0%	0%	0%	0%

See footnote summary on page 75.

AB INTERMEDIATE BOND PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.24	$ 11.01	$ 11.41	$ 11.05	$ 10.99	$ 10.29

Income From Investment Operations
Net investment income(a)(b)	.13	.35	.27	.26	.38	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.22	(.36)	.42	#	.07	.70
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.24	.57	(.09)	.69	.45	1.13

Less: Dividends
Dividends from net investment income	(.20)	(.34)	(.31)	(.33)	(.39)	(.43)

Net asset value, end of period	$ 11.28	$ 11.24	$ 11.01	$ 11.41	$ 11.05	$ 10.99

Total Return
Total investment return based on net asset value(c)	2.15%	5.30	%*	(.76	)%†	6.32	%††	4.17%	11.21	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,669	$4,515	$3,459	$3,823	$2,869	$4,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85	%^	.85%	.84%	.80%	.80%	.86	%+
Expenses, before waivers/reimbursements(d)	1.05	%^	1.03%	.93%	.99%	1.01%	1.09	%+
Net investment income(b)	2.34	%^	3.17%	2.38%	2.34%	3.49%	4.02	%+
Portfolio turnover rate**	90%	221%	189%	110%	115%	99%
Portfolio turnover rate (including securities sold short)	96%	0%	0%	0%	0%	0%

See footnote summary on page 75.

74	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.25	$ 11.01	$ 11.42	$ 11.06	$ 11.00	$ 10.29

Income From Investment Operations
Net investment income(a)(b)	.14	.36	.18	.29	.42	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.25	(.25)	.41	#	.05	.68
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.24	.61	(.07)	.71	.47	1.17

Less: Dividends
Dividends from net investment income	(.21)	(.37)	(.34)	(.35)	(.41)	(.46)

Net asset value, end of period	$ 11.28	$ 11.25	$ 11.01	$ 11.42	$ 11.06	$ 11.00

Total Return
Total investment return based on net asset value(c)	2.18%	5.65	%*	(.62	)%†	6.58	%††	4.42%	11.59	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$568	$107	$14	$814	$715	$1,348
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60	%^	.60%	.56%	.55%	.55%	.67	%+
Expenses, before waivers/reimbursements(d)	.73	%^	.75%	.67%	.66%	.68%	.81	%+
Net investment income(b)	2.46	%^	3.22%	2.46%	2.59%	3.76%	4.60	%+
Portfolio turnover rate**	90%	221%	189%	110%	115%	99%
Portfolio turnover rate (including securities sold short)	96%	0%	0%	0%	0%	0%

See footnote summary on page 75.

AB INTERMEDIATE BOND PORTFOLIO •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2015 (unaudited)	April 28, 2014(e) to October 31, 2014

Net asset value, beginning of period	$ 11.26	$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.14	.19
Net realized and unrealized gain on investment and foreign currency transactions	.10	.10

Net increase in net asset value from operations	.24	.29

Less: Dividends
Dividends from net investment income	(.21)	(.18)

Net asset value, end of period	$ 11.29	$ 11.26

Total Return
Total investment return based on net asset value(c)	2.17%	2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$394	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)^	.60%	.60%
Expenses, before waivers/reimbursements(d)^	.63%	.66%
Net investment income(b)^	2.50%	3.29%
Portfolio turnover rate	90%	221%
Portfolio turnover rate (including securities sold short)	96%	0%

See footnote summary on page 75.

76	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013	2012	2011	2010

Class A
Net of waivers/reimbursements	.90	%^	.90%		.89%	.85%	.85%	.85%
Before waivers/reimbursements	1.06	%^	1.06%		1.02%	.99%	1.00%	1.05%
Class B
Net of waivers/reimbursements	1.60	%^	1.60%		1.58%	1.55%	1.55%	1.55%
Before waivers/reimbursements	1.79	%^	1.78%		1.74%	1.74%	1.75%	1.81%
Class C
Net of waivers/reimbursements	1.60	%^	1.60%		1.59%	1.55%	1.55%	1.55%
Before waivers/reimbursements	1.77	%^	1.77%		1.73%	1.70%	1.71%	1.77%
Advisor Class
Net of waivers/reimbursements	.60	%^	.60%		.59%	.55%	.55%	.55%
Before waivers/reimbursements	.76	%^	.75%		.72%	.69%	.70%	.75%
Class R
Net of waivers/reimbursements	1.10	%^	1.10%		1.09%	1.05%	1.05%	1.05%
Before waivers/reimbursements	1.37	%^	1.36%		1.31%	1.29%	1.31%	1.34%
Class K
Net of waivers/reimbursements	.85	%^	.85%		.84%	.80%	.80%	.80%
Before waivers/reimbursements	1.05	%^	1.03%		.93%	.99%	1.01%	1.03%
Class I
Net of waivers/reimbursements	.60	%^	.60%		.56%	.55%	.55%	.55%
Before waivers/reimbursements	.73	%^	.75%		.67%	.66%	.68%	.69%
Class Z
Net of waivers/reimbursements	.60	%^	.60	%(f)^
Before waivers/reimbursements	.63	%^	.66	%(f)^

(e)	Commencement of distribution.

(f)	For the period April 28, 2014, commencement of distribution, to October 31, 2014.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2014 and October 31, 2010 by 0.01% and 0.01%, respectively.

†	Includes the impact of proceeds received and credited to the Portfolio resulting from third party regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.

††	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	77

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

78	• AB INTERMEDIATE BOND PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB INTERMEDIATE BOND PORTFOLIO •	79

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the

80	• AB INTERMEDIATE BOND PORTFOLIO

Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broad array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2014 and (in the case of comparisons with the Index) the period since inception (July 1999 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Index in the 1-, 3- and 5-year periods and lagged it in the 10-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was close to the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee

AB INTERMEDIATE BOND PORTFOLIO •	81

rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AB fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The Portfolio’s expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies

82	• AB INTERMEDIATE BOND PORTFOLIO

of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB INTERMEDIATE BOND PORTFOLIO •	83

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

84	• AB INTERMEDIATE BOND PORTFOLIO

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/14 ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$337.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended October 31, 2013, the Adviser received $45,372 (0.009% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB INTERMEDIATE BOND PORTFOLIO •	85

Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I Class Z	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60% 0.60%	0.75% 1.07% 1.79% 1.78% 1.33% 0.97% 0.71% 0.75%	Oct. 31 (ratios as of Apr. 30, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

86	• AB INTERMEDIATE BOND PORTFOLIO

However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on September 30, 2014 net assets.8

Portfolio	Net Assets 9/30/14 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$337.4	U.S. Strategic Core Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25 m	0.227%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $ 2 billion 0.40% on next $ 2 billion 0.35% on next $ 2 billion 0.30% thereafter	0.500%	0.450%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB INTERMEDIATE BOND PORTFOLIO •	87

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown are what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2014 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1[10]	0.29% on first $100 million 0.20% thereafter	0.227%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	This is the fee schedule of a fund managed for an affiliate of the Adviser.

88	• AB INTERMEDIATE BOND PORTFOLIO

business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.462	5/15

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB INTERMEDIATE BOND PORTFOLIO •	89

Portfolio	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.886	0.889	7/15	0.862	34/59

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013 relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s fiscal year ended October 21, 2013, ABI received from the Portfolio $7,487, $1,652,571 and $16,042 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

15	Most recently completed fiscal year Class A share total expense ratio.

16	As a result of discussions between the Board and the Adviser, ABI is planning to phase into reductions of the Portfolio’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

90	• AB INTERMEDIATE BOND PORTFOLIO

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s fiscal year ended October 31, 2013, ABIS received $426,562 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

AB INTERMEDIATE BOND PORTFOLIO •	91

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2014.22

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

92	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	5.95	4.56	4.28	2/15	8/73
3 year	3.59	3.54	3.44	6/14	28/67
5 year	6.06	4.89	5.21	3/13	14/63
10 year	4.77	4.72	4.69	6/12	23/51

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2014 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.95	3.59	6.06	4.78	5.22	4.25	0.72	10
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	5.55	3.24	0.96	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB INTERMEDIATE BOND PORTFOLIO •	93

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

94	• AB INTERMEDIATE BOND PORTFOLIO

AB Family of Funds

NOTES

AB INTERMEDIATE BOND PORTFOLIO •	95

NOTES

96	• AB INTERMEDIATE BOND PORTFOLIO

NOTES

AB INTERMEDIATE BOND PORTFOLIO •	97

NOTES

98	• AB INTERMEDIATE BOND PORTFOLIO

NOTES

AB INTERMEDIATE BOND PORTFOLIO •	99

NOTES

100	• AB INTERMEDIATE BOND PORTFOLIO

AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0415

APR    04.30.15

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 15, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2015. Effective January 20, 2015, the Strategy’s name changed from AllianceBernstein Municipal Bond Inflation Strategy to AB Municipal Bond Inflation Strategy.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal Alternative Minimum Tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of Tender Option Bonds (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

AB MUNICIPAL BOND INFLATION STRATEGY •	1

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”) for the six- and 12-month periods ended April 30, 2015. Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales management fees and fund expenses.

All share classes of the Fund underperformed the benchmark and the Lipper Average for both periods .

In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection. For both periods, negative performance relative to the benchmark was driven by the Strategy’s investment in municipal bonds, which underperformed U.S. Treasuries. Furthermore, Consumer Price Index (“CPI”) swaps used to hedge inflation underperformed TIPS, which detracted from performance for both periods. The Strategy’s overweight in AA, A and A+-rated bonds added to performance over both periods.

Relative to the Lipper Average, the Strategy’s underperformance over both periods was driven primarily by the fact that nominal bond strategies outperformed strategies hedged with CPI swaps.

Market Review and Investment Strategy

Bond markets experienced substantial volatility during the 12-month period ended April 30, 2015. Oil prices plunged, prompting concerns about global economic growth and deflation in many oil-producing regions. So far in 2015, more than 20 central banks worldwide have eased monetary policy and several have engaged in some form of quantitative easing. In response, 10-year Treasury yields fell 29 basis points (“bps”) during the six-month period and 50 bps over the 12-month period. High-grade municipal yields rose slightly, by 5 bps for the six-month period and declined by 32 bps for the 12-month period. While long-maturity bond yields have fallen, the market has also started to anticipate an increase in the U.S. Federal Funds target rate; consequently, short-maturity municipal yields rose over both periods. Investor demand for municipals has remained positive, but new supply also increased as municipal issuers sold bonds to lower their interest costs by refinancing existing bonds.

Mid-grade and high-yield municipal bonds outperformed comparable high-grade credits as investors seemed to view lower oil prices and easy monetary policy globally to be ultimately beneficial to the health of the U.S. economy.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of

2	• AB MUNICIPAL BOND INFLATION STRATEGY

the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2015, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 7.82% and 0.14%, respectively.

AB MUNICIPAL BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Strategy’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Strategy’s investment objective may not be successful.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its NAV be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1 year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB MUNICIPAL BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Municipal Bond Inflation Strategy
Class 1*	-1.40%	-0.69%

Class 2*	-1.35%	-0.59%

Class A	-1.51%	-0.83%

Class C	-1.88%	-1.54%

Advisor Class Shares†	-1.28%	-0.53%

Barclays 1-10 Year TIPS Index	0.60%	0.97%

Lipper Intermediate Municipal Debt Funds Average	0.41%	2.80%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.99%
1 Year	-0.69%	-0.69%
5 Years	1.96%	1.96%
Since Inception‡	2.05%	2.05%

Class 2 Shares†			1.09%
1 Year	-0.59%	-0.59%
5 Years	2.07%	2.07%
Since Inception‡	2.16%	2.16%

Class A Shares			0.77%
1 Year	-0.83%	-3.77%
5 Years	1.79%	1.17%
Since Inception‡	1.87%	1.28%

Class C Shares			0.05%
1 Year	-1.54%	-2.52%
5 Years	1.07%	1.07%
Since Inception‡	1.16%	1.16%

Advisor Class Shares^			1.05%
1 Year	-0.53%	-0.53%
5 Years	2.08%	2.08%
Since Inception‡	2.18%	2.18%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.66%, 0.56%, 0.85%, 1.60%, 0.60% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.75%, 1.50%, 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/ reimbursements may not be terminated prior to January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2015.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date: 1/26/2010.

^	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	0.07%
5 Years	2.18%
Since Inception†	2.04%

Class 2 Shares*
1 Year	0.27%
5 Years	2.29%
Since Inception†	2.15%

Class A Shares
1 Year	-3.06%
5 Years	1.36%
Since Inception†	1.26%

Class C Shares
1 Year	-1.77%
5 Years	1.27%
Since Inception†	1.15%

Advisor Class Shares‡
1 Year	0.23%
5 Years	2.28%
Since Inception†	2.15%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†	Inception date: 1/26/2010.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$984.90	$3.84	0.78%
Hypothetical**	$1,000	$1,020.93	$3.91	0.78%
Class C
Actual	$1,000	$981.20	$7.37	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$987.20	$2.46	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
Class 1
Actual	$1,000	$986.00	$2.95	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class 2
Actual	$1,000	$986.50	$2.46	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB MUNICIPAL BOND INFLATION STRATEGY •	9

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $833.9

*	All data are as of April 30, 2015. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

10	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.6%
Long-Term Municipal Bonds – 97.6%
Alabama – 0.7%
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/16	$3,785	$3,962,857
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/18	1,825	1,997,408

		5,960,265

Alaska – 0.4%
Alaska Industrial Development & Export Authority Series 2010A 5.00%, 4/01/17	400	433,056
City of Valdez AK (BP Pipelines Alaska, Inc.) Series 2011B 5.00%, 1/01/16	3,140	3,232,567

		3,665,623

Arizona – 2.7%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,837,634
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,929,067
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21	1,765	2,056,049
Maricopa County Community College District Series 2012 4.00%, 7/01/16	2,850	2,970,185
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,738,704

		22,531,639

Arkansas – 0.2%
City of Fort Smith AR Sales & Use Tax Revenue Series 2012 2.375%, 5/01/27	250	250,572
City of Springdale AR Sales & Use Tax Revenue Series 2013 2.60%, 7/01/27	1,110	1,111,310

		1,361,882

AB MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 2.8%
San Francisco City & County Airports Comm- San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	$450	$517,545
NATL Series 2006-32F 5.25%, 5/01/18	290	327,485
State of California Series 2006 5.00%, 10/01/16	275	292,793
Series 2011 5.00%, 10/01/20	5,000	5,911,000
Series 2012 5.00%, 9/01/20	9,305	10,980,458
Series 2014 5.00%, 8/01/22-5/01/25	4,250	5,134,779

		23,164,060

Colorado – 3.6%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	435,937
Series 2012A 5.00%, 11/15/24(a)	10,395	11,824,001
5.00%, 11/15/25	3,000	3,395,100
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23	4,730	5,792,594
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/19	200	205,358
Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,488,581
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/20	1,310	1,438,563
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	484,603

		30,064,737

Connecticut – 0.8%
State of Connecticut AMBAC Series 2005B 2.308%, 6/01/16(b)	1,750	1,757,963
State of Connecticut (State of Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	5,278,085

		7,036,048

12	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 8.9%
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	$315	$330,139
Series 2011A-1 5.00%, 6/01/15	1,720	1,726,846
Series 2012A 5.00%, 6/01/22	7,315	8,654,815
Series 2012A-1 5.00%, 6/01/16	3,165	3,317,110
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,998,416
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	12,105,682
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,854,196
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/15	3,030	3,074,783
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,777,665
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	4,397,497
Series 2013A 4.00%, 7/01/16	1,765	1,837,330
5.00%, 7/01/18-7/01/19	3,905	4,417,382
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,367,197
Florida Ports Financing Commission Series 2011B 5.00%, 6/01/15	1,900	1,907,410
Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/17(a)	16,440	17,891,652
Series 2015B 5.00%, 6/01/21	1,725	2,055,372
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	700	705,376

AB MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	$1,900	$1,937,601
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/16	550	579,266

		73,935,735

Georgia – 0.9%
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,175,130
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/18	2,500	2,759,300
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/21	3,045	3,568,435

		7,502,865

Idaho – 0.3%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014 5.25%, 10/01/20	2,390	2,404,244

Illinois – 3.3%
Chicago O’Hare International Airport Series 2011B 5.00%, 1/01/17	1,930	2,063,035
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,889,500
5.50%, 1/01/25	2,250	2,647,260
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AMBAC Series 2004A 5.25%, 6/01/15	2,425	2,434,821
AMBAC Series 2006 5.00%, 6/01/15	1,250	1,254,800
Springfield Metropolitan Sanitation District Series 2011A 5.00%, 1/01/21	2,170	2,456,831
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,148,971
Series 2010 5.00%, 1/01/18	500	539,670

14	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012 5.00%, 8/01/15	$6,050	$6,115,038
Series 2013A 5.00%, 4/01/20	4,030	4,455,044
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/17	1,450	1,574,352

		27,579,322

Indiana – 0.7%
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,780,172

Kentucky – 1.0%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	4,875	5,688,964
Kentucky Turnpike Authority (Kentucky Turnpike Authority State Lease) Series 2012A 5.00%, 7/01/25	2,275	2,704,497

		8,393,461

Louisiana – 1.3%
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27	9,085	10,641,079

Maryland – 5.3%
State of Maryland Series 2014B 5.00%, 8/01/20	10,165	12,029,668
5.00%, 8/01/21(a)	26,600	32,018,952

		44,048,620

Massachusetts – 4.7%
Commonwealth of Massachusetts AGM Series 2006C 0.855%, 11/01/19(b)	9,575	9,813,992
NATL Series 2000E 0.105%, 12/01/30(c)	4,525	4,252,663
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.86%, 6/01/20(b)	3,000	3,237,360
Massachusetts Bay Transportation Authority Series 2004B 5.25%, 7/01/21	3,330	4,035,394

AB MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 2.31%, 8/01/22(b)	$3,240	$3,407,962
Massachusetts Health & Educational Facilities Authority (Massachusetts Institute of Technology) Series 2009O 5.00%, 7/01/16(a)	3,730	3,931,159
Massachusetts Municipal Wholesale Electric Co. Series 2012A 5.00%, 7/01/15	1,430	1,441,254
Massachusetts School Building Authority Series 2012A 5.00%, 8/15/23	2,475	2,975,494
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,870,437

		38,965,715

Michigan – 2.8%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/21	3,750	4,199,850
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,314,029
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/23(a)	6,665	6,741,048

		23,254,927

Minnesota – 0.2%
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/21	1,295	1,488,706

Mississippi – 0.3%
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013 5.00%, 1/01/19	1,500	1,696,335
Series 2013A 5.00%, 1/01/19	1,000	1,130,890

		2,827,225

16	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.2%
Springfield Public Utilities Board Series 2012 5.00%, 12/01/17	$1,390	$1,528,972

Nevada – 3.6%
City of Reno NV Series 2013A 5.00%, 6/01/19	1,000	1,128,030
Series 2013B 5.00%, 6/01/19	2,210	2,503,201
Clark County School District NATL Series 2005A 5.00%, 6/15/18	450	456,943
County of Clark Department of Aviation (McCarran Intl Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	885,019
Series 2013C-1 2.50%, 7/01/15	24,705	24,789,491

		29,762,684

New Jersey – 3.3%
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/17	2,340	2,487,046
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17	480	518,102
Series 2014P 5.00%, 6/15/26	5,055	5,530,524
New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/23	1,800	2,153,268
Series 2014A 5.00%, 1/01/28	4,785	5,529,450
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 6/15/20	10,000	11,075,800

		27,294,190

New Mexico – 0.6%
City of Albuquerque NM Series 2013A 4.00%, 7/01/16	4,925	5,132,096

New York – 16.5%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	5,018,825
Series 2014J 5.00%, 8/01/21	6,100	7,227,097

AB MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2005K 1.66%, 8/01/16(b)	$1,700	$1,730,940
Long Island Power Authority NATL Series 2006D 1.521%, 9/01/15(b)	3,900	3,917,979
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,678,910
Series 2012F 5.00%, 11/15/26	3,635	4,238,737
Series 2013A 5.00%, 11/15/26	2,300	2,668,690
Series 2013E 5.00%, 11/15/25	8,510	10,048,778
New York City Transitional Finance Authority Future Tax Secured Revenue Series 200213-CONV 5.00%, 11/01/16	6,650	7,101,602
Series 2012B 5.00%, 11/01/26	6,830	8,097,170
New York City Water & Sewer System Series 2011HH 5.00%, 6/15/26	3,875	4,562,464
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,518,910
Series 2012A 5.00%, 12/15/22(a)	14,610	17,735,809
Series 2012B 5.00%, 3/15/20	7,900	9,231,861
Series 2014A 5.00%, 2/15/28	6,565	7,715,319
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,549,330
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	20,242,555
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	5,056,684
Series 2013B 5.00%, 11/15/20	4,100	4,844,191

		137,185,851

18	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 1.4%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21	$6,700	$7,785,199
State of North Carolina Series 2013E 5.00%, 5/01/16	2,330	2,439,720
State of North Carolina (State of North Carolina Lease) Series 2013A 5.00%, 5/01/16	1,600	1,675,184

		11,900,103

Ohio – 0.1%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	759,087

Oregon – 1.8%
Deschutes County Administrative School District No 1 Bend-La Pine Series 2013 5.00%, 6/15/20	5,180	6,093,855
Tri-County Metropolitan Transportation District Series 2011A 5.00%, 10/01/25	4,605	5,329,643
Washington & Multnomah Counties School District No 48J Beaverton Series 2014 5.00%, 6/15/21	3,195	3,808,568

		15,232,066

Pennsylvania – 7.4%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,568,555
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/18	550	616,138
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/16	15,650	16,326,393
Series 2014 5.00%, 7/01/17	5,000	5,443,350
Montgomery County Industrial Development Authority/PA (New Regional Medical Center, Inc.) Series 2010 5.00%, 8/01/19	475	536,133

AB MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18-1/01/19	$13,085	$14,745,865
Series 2012B 5.00%, 7/01/21	7,550	8,314,211
Pennsylvania Industrial Development Authority 5.00%, 7/01/16	5,000	5,263,331
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	2,046,132
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,786,861

		61,646,969

Puerto Rico – 0.4%
Puerto Rico Electric Power Authority NATL Series 2002 5.00%, 7/01/19	3,400	3,584,314

South Carolina – 0.9%
Horry County School District/SC Series 2012B 5.00%, 3/01/16	1,470	1,526,683
Renewable Water Resources Series 2012 5.00%, 1/01/24	2,570	2,999,319
South Carolina State Public Service Authority Series 2012C 5.00%, 12/01/15	3,200	3,288,160

		7,814,162

Tennessee – 0.3%
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23	2,385	2,868,583

Texas – 8.4%
Birdville Independent School District Series 2015B 5.00%, 2/15/22	3,825	4,591,798
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,683,788
City of Garland TX Series 2010 5.00%, 2/15/26	500	575,395

20	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	$2,105	$2,386,144
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27	2,735	3,227,437
City of Lubbock TX Series 2013 5.00%, 2/15/19	1,740	1,981,390
City Public Service Board of San Antonio TX Series 2012 5.00%, 2/01/21	7,110	8,421,724
Conroe Independent School District Series 2011 5.00%, 2/15/24-2/15/26	6,240	7,230,635
Denton Independent School District Series 2012A 2.125%, 8/01/42	2,135	2,144,138
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,971,329
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.25%, 9/01/26	3,625	4,330,824
Rockwall Independent School District Series 2013 5.00%, 2/15/19(a)	3,280	3,740,249
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	2,001,777
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	4,127,947
Texas Public Finance Authority (State of Texas Unemployment) Series 2014A 5.00%, 1/01/17	11,605	12,460,869
University of Texas System (The) Series 2010A 5.00%, 8/15/22	1,070	1,243,094

		70,118,538

Virginia – 1.8%
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) Series 2011 5.00%, 4/01/25-4/01/26	6,000	6,906,640

AB MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2011A 5.00%, 2/01/21	$5,240	$6,194,152
Virginia Commonwealth Transportation Board Series 2012 5.00%, 5/15/15	1,655	1,658,078

		14,758,870

Washington – 7.6%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,311,779
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/25	3,305	3,929,579
City of Seattle WA Municipal Light & Power Revenue Series 2010B 5.00%, 2/01/20	4,080	4,744,999
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/19-1/01/20	4,000	4,592,355
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/18	680	764,048
Series 2012A 5.00%, 7/01/19	4,200	4,824,750
King County School District No 414 Lake Washington AGM Series 2007 5.00%, 12/01/16	3,735	3,994,807
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,599,683
State of Washington Series 20092010B 5.00%, 1/01/22	710	825,496
Series 20102010E 5.00%, 2/01/19	3,295	3,746,217
Series 2013D 5.00%, 2/01/23	3,385	4,090,739
Series 2015R 5.00%, 7/01/26	13,325	16,102,996
AMBAC Series 2005R 5.00%, 7/01/15 (Pre-refunded/ETM)	1,125	1,133,550

		63,660,998

22	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.4%
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio (State of Wisconsin SRF) Series 20131 5.00%, 6/01/24	$4,490	$5,418,801
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	12,000	14,514,545

		19,933,346

Total Municipal Obligations (cost $792,700,520)		813,787,154

CORPORATES – INVESTMENT GRADE – 3.4%
Financial Institutions – 3.4%
Banking – 3.4%
Bank of America Corp. 6.50%, 8/01/16	2,585	2,748,341
Capital One Bank USA NA 1.20%, 2/13/17	8,300	8,274,179
JPMorgan Chase & Co. 1.35%, 2/15/17	8,885	8,911,761
Morgan Stanley 1.75%, 2/25/16	3,362	3,386,237
5.375%, 10/15/15	1,000	1,020,749
Series G 5.45%, 1/09/17	4,030	4,297,680

Total Corporates – Investment Grade (cost $28,641,021)		28,638,947

AGENCIES – 0.7%
Federal Home Loan Bank Series 656 5.375%, 5/18/16(a) (cost $5,486,173)	5,315	5,594,176

	Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(d)(e) (cost $13,001,118)	13,001,118	13,001,118

AB MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 0.5%
U.S. Treasury Bill Zero Coupon, 7/23/15(a) (cost $4,499,917)	$4,500	$4,499,917

Total Short-Term Investments (cost $17,501,035)		17,501,035

Total Investments – 103.8% (cost $844,328,749)		865,521,312
Other assets less liabilities – (3.8)%		(31,628,525)

Net Assets – 100.0%		$833,892,787

INFLATION (CPI) SWAPS (see Note D)

Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$5,500	6/01/15	2.038%	CPI#	$(116,368)
Barclays Bank PLC	6,000	2/26/17	2.370%	CPI#	(347,052)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI#	(71,165)
Barclays Bank PLC	37,000	8/07/17	2.124%	CPI#	(1,109,081)
Barclays Bank PLC	5,500	6/02/19	2.580%	CPI#	(465,809)
Barclays Bank PLC	4,000	6/15/20	2.480%	CPI#	(314,445)
Barclays Bank PLC	35,000	7/02/20	2.256%	CPI#	(1,591,957)
Barclays Bank PLC	1,500	8/04/20	2.308%	CPI#	(82,213)
Barclays Bank PLC	2,000	11/10/20	2.500%	CPI#	(146,301)
Barclays Bank PLC	6,000	5/04/21	2.845%	CPI#	(734,404)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI#	(359,129)
Barclays Bank PLC	14,000	4/03/22	2.663%	CPI#	(1,477,235)
Barclays Bank PLC	16,700	10/05/22	2.765%	CPI#	(1,783,875)
Barclays Bank PLC	25,000	8/07/24	2.573%	CPI#	(1,824,762)
Barclays Bank PLC	19,000	5/04/25	2.125%	CPI#	– 0	–
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI#	(662,981)
Citibank	10,000	5/04/16	2.710%	CPI#	(640,082)
Citibank	14,000	5/30/17	2.125%	CPI#	(611,093)
Citibank	11,500	6/21/17	2.153%	CPI#	(513,883)
Citibank	22,000	7/02/18	2.084%	CPI#	(693,901)
Citibank	9,000	6/29/22	2.398%	CPI#	(679,544)
Citibank	5,400	7/19/22	2.400%	CPI#	(395,172)
Citibank	4,000	8/10/22	2.550%	CPI#	(348,018)
Citibank	15,500	12/07/22	2.748%	CPI#	(1,702,211)
Citibank	47,000	5/24/23	2.533%	CPI#	(3,841,850)
Citibank	30,000	10/29/23	2.524%	CPI#	(2,176,480)
Citibank	15,800	2/08/28	2.940%	CPI#	(2,465,552)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI#	(1,153,690)
Deutsche Bank AG	9,800	9/07/21	2.400%	CPI#	(747,078)
JPMorgan Chase Bank	1,000	7/29/20	2.305%	CPI#	(54,978)

24	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	$19,000	8/17/22	2.523%	CPI#	$(1,582,078)
JPMorgan Chase Bank	1,400	6/30/26	2.890%	CPI#	(226,828)
JPMorgan Chase Bank	3,300	7/21/26	2.935%	CPI#	(564,907)
JPMorgan Chase Bank	2,400	10/03/26	2.485%	CPI#	(217,618)
JPMorgan Chase Bank	5,400	11/14/26	2.488%	CPI#	(492,460)
JPMorgan Chase Bank	4,850	12/23/26	2.484%	CPI#	(427,911)
JPMorgan Chase Bank	21,350	2/20/28	2.899%	CPI#	(3,168,098)
JPMorgan Chase Bank	12,000	3/26/28	2.880%	CPI#	(1,744,819)
Morgan Stanley Capital Services LLC	6,000	4/05/16	2.535%	CPI#	(318,846)
Morgan Stanley Capital Services LLC	6,000	4/16/16	2.110%	CPI#	(200,345)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI#	(2,748,147)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.370%	CPI#	(118,287)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.680%	CPI#	(1,363,752)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.690%	CPI#	(1,004,823)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI#	(806,846)

					$(42,096,074)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Variable rate coupon, rate shown as of April 30, 2015.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2015 and the aggregate market value of this security amounted to $4,252,663 or 0.51% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2015, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.8% and 1.8%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	25

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $831,327,631)	$852,520,194
Affiliated issuers (cost $13,001,118)	13,001,118
Interest receivable	10,405,073
Receivable for capital stock sold	782,980
Receivable for investment securities sold	120,000

Total assets	876,829,365

Liabilities
Unrealized depreciation on inflation swaps	42,096,074
Payable for capital stock redeemed	396,770
Advisory fee payable	292,417
Distribution fee payable	58,186
Administrative fee payable	19,168
Transfer Agent fee payable	10,282
Dividends payable	86
Accrued expenses	63,595

Total liabilities	42,936,578

Net Assets	$833,892,787

Composition of Net Assets
Capital stock, at par	$81,487
Additional paid-in capital	857,995,813
Undistributed net investment income	998,376
Accumulated net realized loss on investment transactions	(4,279,378)
Net unrealized depreciation on investments	(20,903,511)

$833,892,787

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$50,821,373	4,958,221	$10.25	*

C	$17,101,979	1,671,819	$10.23

Advisor	$181,183,000	17,667,456	$10.26

1	$403,076,975	39,426,773	$10.22

2	$181,709,460	17,762,488	$10.23

*	The maximum offering price per share for Class A shares was $10.57 which reflects a sales charge of 3.0%.

See notes to financial statements.

26	• AB MUNICIPAL BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Interest	$9,270,894
Dividends—Affiliated issuers	5,985	$9,276,879

Expenses
Advisory fee (see Note B)	2,087,760
Distribution fee—Class A	74,603
Distribution fee—Class C	93,530
Distribution fee—Class 1	201,195
Transfer agency—Class A	10,288
Transfer agency—Class C	3,643
Transfer agency—Advisor Class	33,320
Transfer agency—Class 1	639
Transfer agency—Class 2	293
Custodian	95,072
Registration fees	40,323
Audit and tax	37,913
Administrative	28,067
Printing	21,062
Legal	19,979
Directors’ fees	5,914
Miscellaneous	15,763

Total expenses	2,769,364
Less: expenses waived and reimbursed by the Adviser (see Note B)	(310,823)

Net expenses		2,458,541

Net investment income		6,818,338

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		154,014
Swaps		(1,243,769)
Net change in unrealized appreciation/depreciation of:
Investments		(1,566,258)
Swaps		(16,138,523)

Net loss on investment transactions		(18,794,536)

Net Decrease in Net Assets from Operations		$(11,976,198)

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,818,338		$12,962,394
Net realized loss on investment transactions	(1,089,755)		(3,189,623)
Net change in unrealized appreciation/depreciation of investments	(17,704,781)		13,370,123

Net increase (decrease) in net assets from operations	(11,976,198)		23,142,894
Dividends and Distributions to Shareholders from
Net investment income
Class A	(381,053)		(916,215)
Class C	(62,355)		(109,940)
Advisor Class	(1,467,904)		(2,396,855)
Class 1	(3,302,862)		(6,290,282)
Class 2	(1,617,012)		(2,769,394)
Net realized gain on investment transactions
Class A	– 0	–	(2,586)
Class C	– 0	–	(790)
Advisor Class	– 0	–	(4,191)
Class 1	– 0	–	(12,245)
Class 2	– 0	–	(5,233)
Capital Stock Transactions
Net decrease	(7,506,148)		(58,073,019)

Total decrease	(26,313,532)		(47,437,856)
Net Assets
Beginning of period	860,206,319		907,644,175

End of period (including undistributed net investment income of $998,376 and $1,011,224, respectively)	$833,892,787		$860,206,319

See notes to financial statements.

28	• AB MUNICIPAL BOND INFLATION STRATEGY

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of 9 portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. The AB Credit Long/Short Portfolio commenced operations on May 7, 2014. The AB High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy Portfolio (the “Strategy”). Prior to January 20, 2015, the Strategy was known as AllianceBernstein Municipal Bond Inflation Strategy Portfolio. The Strategy offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

AB MUNICIPAL BOND INFLATION STRATEGY •	29

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

30	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

AB MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$808,005,778		$5,781,376		$813,787,154
Corporates – Investment Grade		– 0	–	28,638,947		– 0	–	28,638,947
Agencies		– 0	–	5,594,176		– 0	–	5,594,176
Short-Term Investments:
Investment Companies		13,001,118		– 0	–	– 0	–	13,001,118
U.S. Treasury Bills		– 0	–	4,499,917		– 0	–	4,499,917

Total Investments in Securities		13,001,118		846,738,818		5,781,376		865,521,312
Other Financial Instruments*:
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Inflation (CPI) Swaps		– 0	–	(42,096,074)		– 0	–	(42,096,074)

Total^		$13,001,118		$804,642,744		$5,781,376		$823,425,238

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/14	$3,858,510		3,858,510
Accrued discounts/(premiums)	(9,679)		(9,679)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	18,400		18,400
Purchases	1,914,145		1,914,145
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/15	$5,781,376		$5,781,376

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/15*	$18,400		$18,400

*	The unrealized appreciation/depreciation is included in the net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

32	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) .75% (.80% prior to January 30, 2015), 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2016 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2015, such reimbursement amounted to $310,823.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2015, the reimbursement for such services amounted to $28,067.

34	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $25,922 for the six months ended April 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $0 from the sale of Class A shares and received $5,626 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2015.

The Strategy may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$ 8,377	$107,421	$102,797	$13,001	$6

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $305,071

AB MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

and $1,860,970 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$54,366,233	$62,092,054

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$22,182,722
Gross unrealized depreciation	(990,159)

Net unrealized appreciation	$21,192,563

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

36	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2015, the Strategy held inflation (CPI) swaps for hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2015, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$42,096,074

Total				$42,096,074

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,243,769)	$(16,138,523)

Total		$(1,243,769)	$(16,138,523)

38	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The following table represents the average monthly volume of the Strategy’s derivative transactions during the six months ended April 30, 2015:

Inflation Swaps:
Average notional amount	$574,300,000

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of April 30, 2015:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$11,086,777	$	– 0	–	$	– 0	–	$(11,086,777)	$	– 0	–
Citibank	14,067,786		– 0	–		– 0	–	(14,067,786)		– 0	–
Deutsche Bank AG	1,900,768		– 0	–		– 0	–	(1,900,768)		– 0	–
JPMorgan Chase Bank	8,479,697		– 0	–		– 0	–	(8,479,697)		– 0	–
Morgan Stanley Capital Services LLC	6,561,046		– 0	–		– 0	–	(6,561,046)		– 0	–

Total	$42,096,074	$	– 0	–	$	– 0	–	$(42,096,074)	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class A
Shares sold	247,830	1,381,976	$2,550,753	$14,378,468

Shares issued in reinvestment of dividends and distributions	26,626	64,886	274,113	676,433

Shares redeemed	(1,044,602)	(4,945,588)	(10,758,570)	(51,592,286)

Net decrease	(770,146)	(3,498,726)	$(7,933,704)	$(36,537,385)

Class C
Shares sold	69,824	186,022	$719,983	$1,936,753

Shares issued in reinvestment of dividends and distributions	4,795	8,462	49,264	88,112

Shares redeemed	(399,122)	(1,079,313)	(4,101,343)	(11,205,231)

Net decrease	(324,503)	(884,829)	$(3,332,096)	$(9,180,366)

Advisor Class
Shares sold	3,294,271	8,998,760	$33,882,807	$93,830,198

Shares issued in reinvestment of dividends and distributions	97,241	153,682	1,001,267	1,604,984

Shares redeemed	(3,382,700)	(8,845,646)	(34,871,629)	(91,557,536)

Net increase	8,812	306,796	$12,445	$3,877,646

Class 1
Shares sold	4,046,808	11,373,052	$41,504,305	$118,277,228

Shares issued in reinvestment of dividends and distributions	246,559	447,445	2,531,277	4,657,848

Shares redeemed	(3,926,318)	(13,388,007)	(40,282,883)	(139,824,360)

Net increase (decrease)	367,049	(1,567,510)	$3,752,699	$(16,889,284)

Class 2
Shares sold	2,259,374	3,899,558	$23,278,782	$40,622,722

Shares issued in reinvestment of dividends and distributions	107,694	173,015	1,105,957	1,801,773

Shares redeemed	(2,377,411)	(4,031,011)	(24,390,231)	(41,768,125)

Net increase (decrease)	(10,343)	41,562	$(5,492)	$656,370

40	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project

AB MUNICIPAL BOND INFLATION STRATEGY •	41

Notes to Financial Statements

or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Strategy shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions

42	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$483,823	$714,057
Long-term capital gains	22,282	631,579

Total taxable distributions	506,105	1,345,636
Tax-exempt distributions	12,001,626	8,906,066

Total distributions paid	$12,507,731	$10,251,702

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,027,561
Undistributed capital gains	(3,189,623)
Unrealized appreciation/(depreciation)	(3,198,730)

Total accumulated earnings/(deficit)	$(5,360,792	)(a)

(a)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Strategy had a net short-term capital loss carryforward of $486,150 and a net long-term capital loss carryforward of $2,703,473 which may be carried forward for an indefinite period.

AB MUNICIPAL BOND INFLATION STRATEGY •	43

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

44	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,					January 26, 2010(a) to October 31, 2010
			2014		2013	2012	2011

Net asset value, beginning of period	$ 10.48		$ 10.35		$ 10.80	$ 10.32	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.13		.12	.14	.16	.11
Net realized and unrealized gain (loss) on investment transactions	(.23)		.12		(.44)	.50	.26	.06

Net increase (decrease) in net asset value from operations	(.16)		.25		(.32)	.64	.42	.17

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.12)		(.11)	(.14)	(.17)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.07)		(.12)		(.13)	(.16)	(.19)	(.08)

Net asset value, end of period	$ 10.25		$ 10.48		$ 10.35	$ 10.80	$ 10.32	$ 10.09

Total Return
Total investment return based on net asset value(e)	(1.51)%		2.44%		(2.98)%	6.22%	4.24%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,821		$60,016		$95,466	$79,735	$64,342	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%^	.80%		.80%	.80%	.80%	.80	%^
Expenses, before waivers/reimbursements	.88	%^	.90%		.91%	.95%	1.20%	2.15	%^
Net investment income(b)	1.44	%^	1.24%		1.10%	1.34%	1.57%	1.43	%^
Portfolio turnover rate	6%		18%		15%	10%	26%	1%

See footnote summary on page 50.

AB MUNICIPAL BOND INFLATION STRATEGY •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,					January 26, 2010(a) to October 31, 2010
			2014		2013	2012	2011

Net asset value, beginning of period	$ 10.46		$ 10.33		$ 10.78	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04		.06		.04	.07	.09	.06
Net realized and unrealized gain (loss) on investment transactions	(.24)		.12		(.43)	.50	.25	.06

Net increase (decrease) in net asset value from operations	(.20)		.18		(.39)	.57	.34	.12

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.05)		(.04)	(.07)	(.10)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.03)		(.05)		(.06)	(.09)	(.12)	(.04)

Net asset value, end of period	$ 10.23		$ 10.46		$ 10.33	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	(1.88)%		1.72%		(3.67)%	5.51%	3.45%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,102		$20,873		$29,748	$35,436	$23,919	$11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%^	1.50%		1.50%	1.50%	1.50%	1.50	%^
Expenses, before waivers/reimbursements	1.60	%^	1.60%		1.61%	1.65%	1.91%	2.76	%^
Net investment income(b)	.72	%^	.54%		.41%	.64%	.87%	.78	%^
Portfolio turnover rate	6%		18%		15%	10%	26%	1%

See footnote summary on page 50.

46	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,					January 26, 2010(a) to October 31, 2010
			2014		2013	2012	2011

Net asset value, beginning of period	$ 10.48		$ 10.35		$ 10.81	$ 10.32	$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09		.16		.15	.17	.19	.12
Net realized and unrealized gain (loss) on investment transactions	(.22)		.12		(.45)	.51	.25	.08

Net increase (decrease) in net asset value from operations	(.13)		.28		(.30)	.68	.44	.20

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.15)		(.14)	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.09)		(.15)		(.16)	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.26		$ 10.48		$ 10.35	$ 10.81	$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(e)	(1.28)%		2.75%		(2.78)%	6.64%	4.44%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181,183		$185,106		$179,620	$85,781	$41,924	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%^	.50%		.50%	.50%	.50%	.50	%^
Expenses, before waivers/reimbursements	.60	%^	.60%		.61%	.65%	.88%	1.57	%^
Net investment income(b)	1.72	%^	1.55%		1.39%	1.63%	1.85%	1.81	%^
Portfolio turnover rate	6%		18%		15%	10%	26%	1%

See footnote summary on page 50.

AB MUNICIPAL BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,					January 26, 2010(a) to October 31, 2010
			2014		2013	2012	2011

Net asset value, beginning of period	$ 10.45		$ 10.33		$ 10.78	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08		.15		.14	.16	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.23)		.12		(.43)	.50	.27	.07

Net increase (decrease) in net asset value from operations	(.15)		.27		(.29)	.66	.44	.18

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.15)		(.14)	(.16)	(.20)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.08)		(.15)		(.16)	(.18)	(.22)	(.10)

Net asset value, end of period	$ 10.22		$ 10.45		$ 10.33	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	(1.40)%		2.60%		(2.76)%	6.45%	4.40%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$403,077		$408,307		$419,573	$236,285	$111,857	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%^	.60%		.60%	.60%	.60%	.60	%^
Expenses, before waivers/reimbursements	.66	%^	.66%		.67%	.74%	.92%	2.70	%^
Net investment income(b)	1.62	%^	1.44%		1.30%	1.54%	1.66%	1.38	%^
Portfolio turnover rate	6%		18%		15%	10%	26%	1%

See footnote summary on page 50.

48	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,					January 26, 2010(a) to October 31, 2010
			2014		2013	2012	2011

Net asset value, beginning of period	$ 10.46		$ 10.33		$ 10.79	$ 10.31	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09		.16		.15	.17	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.23)		.13		(.44)	.50	.28	.07

Net increase (decrease) in net asset value from operations	(.14)		.29		(.29)	.67	.45	.18

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.16)		(.15)	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.09)		(.16)		(.17)	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.23		$ 10.46		$ 10.33	$ 10.79	$ 10.31	$ 10.08

Total Return
Total investment return based on net asset value(e)	(1.35)%		2.79%		(2.75)%	6.54%	4.54%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181,710		$185,904		$183,237	$92,507	$43,368	$10,044
Ratio to average net assets of:
Expenses, net of waivers	.50	%^	.50%		.50%	.50%	.50%	.50	%^
Expenses, before waivers	.56	%^	.56%		.57%	.64%	.85%	2.61	%^
Net investment income(b)	1.72	%^	1.54%		1.39%	1.64%	1.77%	1.49	%^
Portfolio turnover rate.	6%		18%		15%	10%	26%	1%

See footnote summary on page 50.

AB MUNICIPAL BOND INFLATION STRATEGY •	49

Financial Highlights

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

50	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (“Guy”) B. Davidson III(2) , Vice President Wayne D. Godlin(2), Vice President	Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

AB MUNICIPAL BOND INFLATION STRATEGY •	51

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

52	• AB MUNICIPAL BOND INFLATION STRATEGY

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the

AB MUNICIPAL BOND INFLATION STRATEGY •	53

Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broad array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2014 and (in the case of comparisons with the Index) the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for both periods. The Portfolio outperformed the Index in the 1- and 3-year periods and lagged the Index in the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 0.6 basis points in the Portfolio’s latest fiscal year, and as a result the rate of compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was close to the Expense Group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in fixed income securities.

54	• AB MUNICIPAL BOND INFLATION STRATEGY

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to

AB MUNICIPAL BOND INFLATION STRATEGY •	55

the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

56	• AB MUNICIPAL BOND INFLATION STRATEGY

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

AB MUNICIPAL BOND INFLATION STRATEGY •	57

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/14 ($ MM)
Municipal Bond Inflation Strategy	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$923.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2013, the Adviser received $52,718 (0.006% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

58	• AB MUNICIPAL BOND INFLATION STRATEGY

Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]	Fiscal Year End
Municipal Bond Inflation Strategy	Advisor Class A Class C Class 1 Class 2	0.50 0.80 1.50 0.60 0.50	% % % % %	0.60% 0.90% 1.60% 0.66% 0.56%	October 31 (ratio as of April 30, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

AB MUNICIPAL BOND INFLATION STRATEGY •	59

managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.7 However, with respect to the Strategy, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)9 and the Strategy’s contractual management fee ranking.10

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the sig-nificant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

60	• AB MUNICIPAL BOND INFLATION STRATEGY

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Municipal Bond Inflation Strategy	0.500	0.500	7/15

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.11

Strategy	Total Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Municipal Bond Inflation Strategy	0.800	0.860	5/15	0.750	30/43

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2013, relative to 2012.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

AB MUNICIPAL BOND INFLATION STRATEGY •	61

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s fiscal year ended October 31, 2013, ABI received from the Strategy $0, $1,005,045 and $46,386 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.13

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s fiscal year ended October 31, 2013, ABIS received $26,015 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The

13	As a result of discussions between the Board and the Adviser, ABI is planning to phase in reductions of the Strategy’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2015.

62	• AB MUNICIPAL BOND INFLATION STRATEGY

independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB MUNICIPAL BOND INFLATION STRATEGY •	63

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance return and rankings of the Strategy 17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2014.19

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond
Inflation Strategy
1 year	3.98	5.63	5.52	14/15	45/51
3 year	2.09	3.91	3.81	15/15	43/45

17	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

18	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a Strategy in/from a PU are somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

64	• AB MUNICIPAL BOND INFLATION STRATEGY

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)20 versus its benchmark21. Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2014 Annualized Performance
			Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	3.98	2.09	2.70	3.21	0.63	3
Barclays Capital 1-10yr TIPS Index	2.39	1.26	3.39	3.55	0.35	3
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

20	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

21	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2014.

22	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

AB MUNICIPAL BOND INFLATION STRATEGY •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

66	• AB MUNICIPAL BOND INFLATION STRATEGY

AB Family of Funds

NOTES

AB MUNICIPAL BOND INFLATION STRATEGY •	67

NOTES

68	• AB MUNICIPAL BOND INFLATION STRATEGY

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0152-0415

APR    04.30.15

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 15, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Tax-Aware Fixed Income Portfolio to AB Tax-Aware Fixed Income Portfolio.

Investment Objectives and Policies

The investment objective of the Fund is to maximize after-tax return and income. The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from Federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

AllianceBernstein L.P. (the “Adviser”) selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the portfolio, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures, and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds (“TOBs”) and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2015.

All share classes of the Fund underperformed the benchmark for both periods.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	1

For the six-month period, security selection in the state general obligation, special tax and transportation sectors detracted from performance, as did an overweight in inflation-linked securities, versus the benchmark. Security selection within the industrials and health care sectors contributed. During the 12-month period, security selection in the state general obligation, local general obligation and leasing sectors detracted from performance, as did overweights in Treasuries and investment-grade corporate industrials. Security selection within the health care, education and special tax sectors contributed.

The Fund did not use derivatives during either period.

Market Review and Investment Strategy

Bond markets experienced substantial volatility during the 12-month period ended April 30, 2015. Oil prices plunged, prompting concerns about global economic growth and deflation in many oil-producing regions. So far in 2015, more than 20 central banks worldwide have eased monetary policy and several have engaged in some form of quantitative easing. In response, 10-year Treasury yields fell 29 basis points (“bps”) during the six-month period and 50 bps over the 12-month period. High-grade municipal yields rose slightly, by 5 bps over the six-month period and declined by 32 bps over the 12-month period. While long-maturity bond yields have fallen, the market has also started to anticipate an increase in the U.S. Federal Funds target rate; consequently, short-maturity municipal yields rose over both periods. Investor demand for municipals has remained positive, but new supply also increased as municipal issuers sold bonds to lower their interest costs by refinancing existing bonds.

Mid-grade and high-yield municipal bonds outperformed comparable high-grade credits as investors seemed to view lower oil prices and easy monetary policy globally to be ultimately beneficial to the health of the U.S. economy.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been prerefunded or escrowed to maturity were 2.59% and 0.00%, respectively.

2	• AB TAX-AWARE FIXED INCOME PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAX-AWARE FIXED INCOME PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Tax Risk: From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

4	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Aware Fixed Income Portfolio
Class A	0.92%	3.61%

Class C	0.55%	2.95%

Advisor Class*	1.06%	3.90%

Barclays Municipal Bond Index	1.17%	4.80%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/ or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

(Historical Performance continued on next page)

6	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A
1 Year	3.61%	0.49%
Since Inception*	5.31%	3.01%

Class C
1 Year	2.95%	1.95%
Since Inception*	4.66%	4.66%

Advisor Class†
1 Year	3.90%	3.90%
Since Inception*	5.70%	5.70%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.54%, 4.33% and 3.82% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses, excluding any interest expense, to 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class, respectively. These waivers/ reimbursements may not be terminated prior to January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/11/2013.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

(Historical Performance continued on next page)

AB TAX-AWARE FIXED INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A
1 Year	2.02%
Since Inception*	3.63%

Class C
1 Year	3.45%
Since Inception*	5.36%

Advisor Class†
1 Year	5.51%
Since Inception*	6.41%

*	Inception date: 12/11/2013.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

8	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.20	$4.09	0.82%
Hypothetical**	$1,000	$1,020.73	$4.11	0.82%
Class C
Actual	$1,000	$1,005.50	$7.71	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Advisor Class
Actual	$1,000	$1,010.60	$2.74	0.55%
Hypothetical**	$1,000	$1,022.07	$2.76	0.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $26.3

*	All data are as of April 30, 2015. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 2.6% in 16 different states and Puerto Rico.

10	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 91.7%
Long-Term Municipal Bonds – 91.7%
Alabama – 0.5%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$123,387

Arizona – 2.6%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	110	107,252
City of Phoenix Civic Improvement Corp. Series 2014B 5.00%, 7/01/22	300	363,057
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44(a)	100	102,730
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	113,965

		687,004

California – 3.6%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	250	270,092
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	195	154,688
State of California Department of Water Resources Power Supply Revenue Series 2015O 5.00%, 5/01/21	435	519,416

		944,196

Colorado – 3.3%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	187,420
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23	560	685,804

		873,224

AB TAX-AWARE FIXED INCOME PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.6%
State of Connecticut Series 2014C 5.00%, 12/15/22	$130	$156,489

Florida – 2.9%
Brevard County School District COP Series 2015B 5.00%, 7/01/25	290	350,610
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	100	95,091
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	100	113,080
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35(a)	100	102,680
Lakewood Ranch Stewardship District Series 2015 4.875%, 5/01/45	100	98,883

		760,344

Georgia – 1.3%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	351,342

Idaho – 0.4%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	100	105,927

Illinois – 4.6%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	40	37,017
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	50	53,094
Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	100	59,785

12	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	$250	$273,310
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	543,897
State of Illinois Series 2012 5.00%, 3/01/31	100	104,395
Series 2014 5.00%, 5/01/35	130	135,152

		1,206,650

Indiana – 1.9%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	176,587
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	206,262
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	107,111

		489,960

Iowa – 1.1%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	255	286,901

Kentucky – 0.2%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	65	66,308

Louisiana – 1.4%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	100	111,506

AB TAX-AWARE FIXED INCOME PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23	$250	$256,388

		367,894

Maine – 0.8%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	198,718

Massachusetts – 3.0%
Commonwealth of Massachusetts NATL Series 2000E 0.105%, 12/01/30(b)	125	117,477
Massachusetts Clean Water Trust (The) Series 2014 5.00%, 8/01/17	610	669,023

		786,500

Michigan – 4.6%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	115	130,024
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/21	735	820,010
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/32	235	259,541

		1,209,575

Minnesota – 2.4%
State of Minnesota Series 2010E 5.00%, 8/01/17	580	635,848

Nebraska – 0.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	108,601

Nevada – 4.6%
Nevada System of Higher Education Series 2015A 5.00%, 7/01/23	1,000	1,212,130

14	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.5%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	$115	$119,948

New Jersey – 4.0%
Burlington County Bridge Commission (Evergreens (The)) Series 2007 5.625%, 1/01/38	140	144,621
New Jersey Economic Development Authority Series 2013 5.00%, 3/01/20	290	318,582
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	93,312
New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/32	315	351,635
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	190	147,539

		1,055,689

New York – 7.3%
Build NYC Resource Corp. (South Bronx Charter School for International Cultures & The Arts) Series 2013A 5.00%, 4/15/43	100	99,549
City of New York NY Series 2013J 5.00%, 8/01/21	340	402,822
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29	315	357,963
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	499,468
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	427,331

AB TAX-AWARE FIXED INCOME PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	$120	$120,460

		1,907,593

North Carolina – 1.1%
State of North Carolina Series 2010B 5.00%, 6/01/17	260	283,579

Ohio – 5.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	180	147,433
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	445	504,964
City of Columbus OH Series 2012A 5.00%, 2/15/17	225	242,521
Series 2014A 5.00%, 2/15/21	110	130,693
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	365	417,607

		1,443,218

Pennsylvania – 3.9%
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/17	380	411,555
Montour School District AGM Series 2015B 5.00%, 4/01/35	450	507,177
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	100	109,295

		1,028,027

Puerto Rico – 0.4%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	100	95,436

16	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.1%
Spartanburg County School District No 1/SC Series 2014D 5.00%, 3/01/22	$250	$300,070

Texas – 15.8%
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	107,352
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	290,342
Series 2015 5.00%, 9/01/31	160	181,392
Cypress-Fairbanks Independent School District Series 2014B 2.00%, 2/15/44	400	401,932
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	704,955
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	285	295,622
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	100	100,737
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	107,042
Tarrant Regional Water District Series 2015 5.00%, 3/01/23	325	392,392
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	160	163,590
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.125%, 1/01/46	55	59,985
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/20-8/01/22	795	939,740

AB TAX-AWARE FIXED INCOME PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Trinity River Authority LLC Series 2015 5.00%, 2/01/21(c)	$335	$394,191

		4,139,272

Utah – 1.6%
State of Utah Series 2010C 5.00%, 7/01/17	380	415,579

Virginia – 2.2%
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	240	169,939
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2012 5.00%, 4/15/17	380	412,350

		582,289

Washington – 8.1%
City of Seattle WA Series 2014 5.00%, 5/01/17	125	135,494
City of Seattle WA Municipal Light & Power Revenue Series 2014 5.00%, 9/01/22	555	669,546
County of King WA Series 2015 5.00%, 7/01/23	655	803,836
State of Washington Series 2011R 5.00%, 7/01/17	380	415,496
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	100	109,167

		2,133,539

Total Municipal Obligations (cost $23,531,083)		24,075,237

CORPORATES – INVESTMENT GRADE – 4.0%
Industrial – 2.7%
Basic – 0.2%
Freeport-McMoRan, Inc. 2.30%, 11/14/17	65	65,289

18	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Media – 0.5%
Cox Communications, Inc. 5.50%, 10/01/15	$65	$66,278
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 2.40%, 3/15/17	60	61,056

		127,334

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 5.625%, 9/15/15	50	50,866

Consumer Cyclical - Retailers – 0.2%
CVS Health Corp. 3.25%, 5/18/15	50	50,073

Consumer Non-Cyclical – 0.7%
Bunge Ltd. Finance Corp. 4.10%, 3/15/16	50	51,238
Kraft Foods Group, Inc. 1.625%, 6/04/15	60	60,052
Thermo Fisher Scientific, Inc. 3.20%, 5/01/15-3/01/16	70	70,391

		181,681

Energy – 0.2%
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	50	51,001

Technology – 0.7%
Xerox Corp. 6.40%, 3/15/16	50	52,323
Hewlett-Packard Co. 2.65%, 6/01/16	60	61,099
KLA-Tencor Corp. 2.375%, 11/01/17	85	86,334

		199,756

		726,000

Financial Institutions – 1.3%
Banking – 0.7%
JPMorgan Chase & Co. 0.772%, 3/01/18(d)	120	119,964
Morgan Stanley 1.75%, 2/25/16	70	70,505

		190,469

Insurance – 0.2%
Prudential Financial, Inc. 4.75%, 9/17/15	50	50,750

AB TAX-AWARE FIXED INCOME PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

REITS – 0.4%
HCP, Inc. 3.75%, 2/01/16	$50	$51,016
Health Care REIT, Inc. 3.625%, 3/15/16	50	51,130

		102,146

Total Corporates – Investment Grade (cost $1,067,862)		1,069,365

ASSET-BACKED SECURITIES – 1.5%
Autos - Fixed Rate – 1.1%
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)	90	90,039
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	100	100,079
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	100	99,949

		290,067

Credit Cards - Floating Rate – 0.4%
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2 0.662%, 6/15/20(a)(d)	100	100,177

Total Asset-Backed Securities (cost $390,087)		390,244

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.5%
Non-Agency Fixed Rate CMBS – 0.5%
WFRBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46 (cost $126,918)	121	126,805

	Shares
SHORT-TERM INVESTMENTS – 5.0%
Investment Companies – 5.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(e)(f) (cost $1,314,346)	1,314,346	1,314,346

Total Investments – 102.7% (cost $26,430,296)		26,975,997
Other assets less liabilities – (2.7)%		(718,968)

Net Assets – 100.0%		$26,257,029

20	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $988,045 or 3.8% of net assets.

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2015 and the aggregate market value of this security amounted to $117,477 or 0.45% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2015.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BA – Banker’s Acceptance

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

NATL – National Interstate Corporation

REIT – Real Estate Investment Trust

SRF – State Revolving Fund

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $25,115,950)	$25,661,651
Affiliated issuers (cost $1,314,346)	1,314,346
Receivable for capital stock sold	319,193
Interest receivable	279,132
Receivable due from Adviser	14,826

Total assets	27,589,148

Liabilities
Payable for capital stock redeemed	854,646
Payable for investment securities purchased	395,796
Dividends payable	14,768
Distribution fee payable	1,764
Transfer Agent fee payable	1,494
Accrued expenses	63,651

Total liabilities	1,332,119

Net Assets	$26,257,029

Composition of Net Assets
Capital stock, at par	$2,497
Additional paid-in capital	25,700,611
Undistributed net investment income	4,558
Accumulated net realized gain on investment transactions	3,662
Net unrealized appreciation on investments	545,701

$26,257,029

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,780,341	264,430	$10.51	*

C	$1,448,781	137,755	$10.52

Advisor	$22,027,907	2,094,646	$10.52

*	The maximum offering price per share for Class A shares was $10.84 which reflects a sales charge of 3.0%.

See notes to financial statements.

22	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Interest	$262,452
Dividends—Affiliated issuers	810	$263,262

Expenses
Advisory fee (see Note B)	54,631
Distribution fee—Class A	3,152
Distribution fee—Class C	4,807
Transfer agency—Class A	1,134
Transfer agency—Class C	456
Transfer agency—Advisor Class	9,012
Custodian	35,737
Administrative	26,176
Audit and tax	24,108
Registration fees	21,761
Printing	18,909
Legal	16,401
Amortization of offering expenses	15,066
Directors’ fees	7,066
Miscellaneous	1,992

Total expenses	240,408
Less: expenses waived and reimbursed by the Adviser (see Note B)	(172,353)

Net expenses		68,055

Net investment income		195,207

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		3,927
Net change in unrealized appreciation/depreciation of investments		(42,768)

Net loss on investment transactions		(38,841)

Net Increase in Net Assets from Operations		$156,366

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (unaudited)	December 11, 2013(a) to October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$195,207	$202,860
Net realized gain on investment transactions	3,927	21,853
Net change in unrealized appreciation/depreciation of investments	(42,768)	588,469

Net increase in net assets from operations	156,366	813,182
Dividends and Distributions to Shareholders from
Net investment income
Class A	(18,539)	(8,422)
Class C	(3,961)	(900)
Advisor Class	(172,707)	(193,956)
Net realized gain on investment transactions
Class A	(2,414)	– 0	–
Class C	(440)	– 0	–
Advisor Class	(19,264)	– 0	–
Capital Stock Transactions
Net increase	9,411,432	16,296,652

Total increase	9,350,473	16,906,556
Net Assets
Beginning of period	16,906,556	– 0	–

End of period (including undistributed net investment income of $4,558 and $4,558, respectively)	$26,257,029	$16,906,556

(a)	Commencement of operations.

See notes to financial statements.

24	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. The AB Credit Long/Short Portfolio commenced operations on May 7, 2014. The AB High Yield Portfolio commenced operations on July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Tax-Aware Fixed Income Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB TAX-AWARE FIXED INCOME PORTFOLIO •	25

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

26	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to

AB TAX-AWARE FIXED INCOME PORTFOLIO •	27

Notes to Financial Statements

instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$22,576,870		$1,498,367		$24,075,237
Corporates – Investment Grade		– 0	–	1,069,365		– 0	–	1,069,365
Asset-Backed Securities		– 0	–	390,244		– 0	–	390,244
Commercial Mortgage-Backed Security		– 0	–	126,805		– 0	–	126,805
Short-Term Investments		1,314,346		– 0	–	– 0	–	1,314,346

Total Investments in Securities		1,314,346		24,163,284		1,498,367		26,975,997
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$1,314,346		$24,163,284		$1,498,367		$26,975,997

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

28	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/14	$1,151,817		$1,151,817
Accrued discounts/(premiums)	663		663
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	4,208		4,208
Purchases	341,679		341,679
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/15	$1,498,367		$1,498,367

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/15*	$4,208		$4,208

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of April 30, 2015 all Level 3 securities were priced by third party vendors or at cost, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	29

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

30	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $136,907 have been deferred and are being amortized on a straight line basis over a one year period starting from December 11, 2013 (commencement of the Portfolio’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .50% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .80% (.85% prior to January 30, 2015), 1.55% and .55%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 11, 2016. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 11, 2014. The Expense Caps may not be terminated before January 30, 2016. For the six months ended April 30, 2015, such reimbursements/waivers amounted to $146,177.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	31

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2015, the Adviser voluntarily agreed to waive such fees in the amount of $26,176.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $40 from the sale of Class A shares and received $0 and $354 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$ 181	$11,560	$10,427	$1,314	$1

Brokerage commissions paid on investment transactions for the six months ended April 30, 2015 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets

32	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $8,342 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$10,390,933	$616,189
U.S. government securities	843,227	1,684,476

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$642,863
Gross unrealized depreciation	(97,162)

Net unrealized appreciation	$545,701

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended April 30, 2015.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	33

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	December 11, 2013(a) to October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	December 11, 2013(a) to October 31, 2014

Class A
Shares sold	78,877	186,230	$836,686	$1,934,806

Shares issued in reinvestment of dividends and distributions	789	153	8,323	1,594

Shares redeemed	(1,127)	(492)	(11,847)	(5,039)

Net increase	78,539	185,891	$833,162	$1,931,361

Class C
Shares sold	110,119	35,246	$1,167,359	$365,925

Shares issued in reinvestment of dividends and distributions	321	22	3,390	240

Shares redeemed	(7,729)	(224)	(81,421)	(2,321)

Net increase	102,711	35,044	$1,089,328	$363,844

Advisor Class
Shares sold	953,980	1,564,205	$10,089,437	$15,850,833

Shares issued in reinvestment of dividends and distributions	6,852	3,466	72,385	36,046

Shares redeemed	(253,041)	(180,816)	(2,672,880)	(1,885,432)

Net increase	707,791	1,386,855	$7,488,942	$14,001,447

(a)	Commencement of operations.

34	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

At April 30, 2015, the Adviser owns approximately 36.23% of the Portfolio’s outstanding shares.

NOTE F

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Portfolio’s investments or performance. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price,

AB TAX-AWARE FIXED INCOME PORTFOLIO •	35

Notes to Financial Statements

and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as

36	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

2014
Distributions paid from:
Ordinary income	$5,493

Total taxable distributions	5,493
Tax-exempt distributions	197,785

Total distributions paid	$203,278

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$35,046
Undistributed ordinary income	21,853
Unrealized appreciation/(depreciation)	587,777	(a)

Total accumulated earnings/(deficit)	$644,676	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of Treasury inflation-protected securities.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs and dividends payable.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	37

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE I

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2015 (unaudited)	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08	.14
Net realized and unrealized gain on investment transactions	.01	.50

Net increase in net asset value from operations	.09	.64

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.13)
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.09)	(.13)

Net asset value, end of period	$ 10.51	$ 10.51

Total Return
Total investment return based on net asset value(d)	.92%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,780	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.82%	.85%
Expenses, before waivers/reimbursements^	2.42%	3.59%
Net investment income(c)^	1.60%	1.57%
Portfolio turnover rate	11%	42%

See footnote summary on page 41.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2015 (unaudited)	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.07
Net realized and unrealized gain on investment transactions	.01	.52

Net increase in net asset value from operations	.05	.59

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.07)
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.05)	(.07)

Net asset value, end of period	$ 10.52	$ 10.52

Total Return
Total investment return based on net asset value(d)	.55%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,449	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.55%	1.55%
Expenses, before waivers/reimbursements^	3.00%	4.33%
Net investment income(c)^	.82%	.82%
Portfolio turnover rate	11%	42%

See footnote summary on page 41.

40	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2015 (unaudited)	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.16
Net realized and unrealized gain on investment transactions	.01	.52

Net increase in net asset value from operations	.11	.68

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.16)
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.11)	(.16)

Net asset value, end of period	$ 10.52	$ 10.52

Total Return
Total investment return based on net asset value(d)	1.06%	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,028	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.55%	.55%
Expenses, before waivers/reimbursements^	2.13%	3.82%
Net investment income(c)^	1.86%	1.76%
Portfolio turnover rate	11%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	41

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Jon P. Denfeld(2), Vice President Terrance T. Hults(2), Vice President	Shawn E. Keegan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Denfeld, Hults and Keegan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Tax-Aware Fixed Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek the highest available level of after-tax income, without assuming what the Adviser considers to be undue risk. The Portfolio invests principally in a national portfolio of both municipal and taxable fixed-income securities. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in fixed-income securities, and at least 65% of its total assets in securities exempt from federal income tax. The Portfolio may invest in tender option bonds and credit default swaps relating to municipal and taxable fixed income securities, as well as ETFs. The Portfolio’s average duration is in the 4-6 years range. The Adviser proposed the Barclays Municipal Bond Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper, Inc. (“Lipper”) to place the Portfolio in its General & Insured Municipal Debt Fund category and Morningstar to place the Portfolio in its Intermediate Municipal Debt category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

AB TAX-AWARE FIXED INCOME PORTFOLIO •	43

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Tax-Aware Fixed Income Portfolio[4]	0.50% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the Portfolio

3	Jones v. Harris at 1427.

4	The advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Low Risk and High Income categories, in which the Portfolio would have been categorized had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedules for the Low Risk and High Income categories are as follows: 0.45% on the first $2.5 billion, 0.40% on the next $2.5 billion, 0.35% on the balance for the Low Income category and 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% on the balance for the High Income category.

44	• AB TAX-AWARE FIXED INCOME PORTFOLIO

commences operations. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses within a three year period after the Portfolio commences operations to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps and that the aggregate reimbursements do not exceed the offering expenses.5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
Tax-Aware Fixed Income Portfolio	Advisor Class A Class C Class 1 Class 2	0.50 0.85 1.50 0.60 0.50	% % % % %	0.67 0.97 1.67 0.77 0.67	% % % % %	To be determined

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing such services. Managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

5	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	45

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

46	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Tax Aware Fixed Income Portfolio	0.500	0.533	7/18

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12 The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax Aware Fixed Income Portfolio	0.850	0.859	9/18	0.797	40/59

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	47

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

48	• AB TAX-AWARE FIXED INCOME PORTFOLIO

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors may want to consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

50	• AB TAX-AWARE FIXED INCOME PORTFOLIO

AB Family of Funds

NOTES

AB TAX-AWARE FIXED INCOME PORTFOLIO •	51

NOTES

52	• AB TAX-AWARE FIXED INCOME PORTFOLIO

AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TAFI-0152-0415

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 22, 2015